UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22686

Blackstone Strategic Credit 2027 Term Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

Blackstone Alternative Credit Advisors LP

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end:   December 31

Date of reporting period: June 30, 2024

Item 1. Report to Stockholders.

(a)

Blackstone

Blackstone Senior Floating Rate 2027 Term Fund

(NYSE: BSL)

Blackstone Long-Short Credit Income Fund

(NYSE: BGX)

Blackstone Strategic Credit 2027 Term Fund

(NYSE: BGB)

Semi-Annual Report

June 30, 2024

Table of Contents

Manager Commentary	2
Fund Summary	4
Portfolio of Investments	13
Statements of Assets and Liabilities	72
Statements of Operations	73
Statements of Changes in Net Assets	74
Statements of Cash Flows	75
Financial Highlights	76
Notes to Financial Statements	86
Summary of Dividend Reinvestment Plan	103
Additional Information	104
Privacy Procedures	106
Approval of Investment Advisory Agreement	116
Trustees & Officers	120

Blackstone Credit & Insurance Funds	Manager Commentary

June 30, 2024 (Unaudited)

To Our Shareholders:

Strong market technicals, resilient fundamentals and the potential to earn historically elevated total returns ensured positive performance across the US loan and high yield markets over the first half of 2024. Loans beat high yield, gaining 1.90% over the second quarter and 4.38% over the first six months, with gains of 1.09% and 2.58%, respectively, for high yield.1 Both asset classes outperformed investment grade bonds and US Treasuries, although lagged equites, and also lagged respective gains made through the first half of 2023.2

A generally supportive macroeconomic backdrop underpinned performance, as hopes for a potential soft landing replaced last year’s recession concerns at the start of the year. As the quarter progressed, markets took their cue from economic growth, the continuous stream of economic data releases and any sign that the U.S. Federal Reserve (the “Fed”) sufficiently subdued inflation to ease restrictive monetary policy. Although inflation slowed through the second half of 2023, it turned sticky with a series of upside surprises as 2024 got underway, despite the Fed holding base rates at their highest level in 22 years (5.25%-5.50%) since July 2023.3 The prospect of delays to the Fed pivot, which may cause the economy to slow too quickly, sparked greater rate volatility, which impacted fixed rate investment grade performance and high yield performance over the second quarter.4 Renewed disinflation and moderating growth toward the end of the first half of 2024 reinvigorated hopes for a Fed pivot and the start of looser monetary conditions later this year.5

6-Month Total Returns as of June 30, 2024

US Loans (Morningstar LSTA Leveraged Loan Index)	4.40%
US High Yield Bonds (Bloomberg High Yield US High Yield Index)	2.58%
3-month Treasury Bills (Bloomberg U.S. Treasury Bellwethers: 3 Month)	2.65%
10-year Treasuries (Bloomberg U.S. Treasury Bellwethers: 10 Year)	-2.03%
US Aggregate Bonds (Bloomberg U.S. Aggregate Index)	-0.71%
US Investment Grade Bonds (Bloomberg U.S. Corporate Investment Grade Index)	-0.49%
Emerging Markets (Bloomberg EM USD Aggregate Index)	2.22%
US Large Cap Equities (S&P 500® Index)	15.29%

Sources: Bloomberg, Barclays, S&P/LCD

Past Performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Higher base rates ensured coupon-clipping or “carry” was the primary driver of returns across credit markets over the first half of 2024, fueling demand, which pushed credit spreads close to the lowest levels recorded.6 Strong appetite lifted average loan prices to an annual high of $97 in May, continuing the rally underway since November 2023.7 The percentage of the loan market priced above par topped 60% in May, a high since 20188— triggering a record $372 billion repricing wave.9 Meanwhile, the high yield Index yield-to-worst rose to the widest levels so far in 2024 of 8.3% post April CPI, from 7.48% at the start of the year, before hovering along at ~8% for the rest of the first half of 2024.10

Loan and high yield retail funds secured inflows—of $12 billion and $5.5 billion respectively—over the first half of 2024, reversing the significant outflows over the same period in 2023.11 CLO creation, at just over $100 billion in the year-to-date period, almost doubled issuance in the same period in 2023,12 although elevated redemption activity significantly reduced net CLO supply and sent cash back to investors.13 Heavy demand from investors, including US and European banks and insurance companies and Japanese banks, also drove CLO liability spreads lower.14

On the other side of the technical ledger, capital markets reopened in earnest in 2024, and the subsequent heavy issuance pushed high yield supply 79% ahead of last year, and institutional loan supply a hefty 182% ahead of last year.15 New money supply remained scarce, but loan and high yield borrowers shored up balance sheets by cutting interest expense and bolstering free cash flow through refinancings, repricings and by extending maturities as record pace.16 As a result, just $40 billion of loans are due to mature by the end of 2025, while $111 billion of high yield bonds are due in 2024-2025, down from $159 billion at the start of 2024.17

Tightening loan spreads enabled borrowers to refinance more expensive direct lending loans in the cheaper syndicated loan market. The market refinanced $6.3 billion of privately placed second-lien debt with syndicated first-lien term loans in the first six months of 2024, compared to less than $400 million in the first six months of 2023.18

Headwinds remain as we move into the second half of the year, including a more challenging fundamental backdrop due to slower growth, higher rates and the potential for ongoing volatility, as well as the US presidential election in November, and other geopolitical concerns.

Corporate fundamentals have weakened but remain resilient due to earnings growth and refinancing/repricing efforts. Credit defaults have mostly been confined to idiosyncratic situations and remain close to the long-term averages.19 Liability management exercises remain elevated, and their potential to erode value for investors is something we continue to monitor closely.20

We expect appetite for CCC-rated assets to remain limited and very credit specific in this tougher environment,21 but believe that managers able to target cash-flow-positive credits in sectors that are more resilient through the cycle can seek safer yield in leveraged finance markets and avoid secularly challenged CCCs.22 Managers may also have the opportunity to differentiate themselves through this period of increased credit and performance dispersion.

2	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Manager Commentary

June 30, 2024 (Unaudited)

We believe that moderating growth and ongoing disinflation should provide the Fed with air cover to finally bring rates down. Lower rates are likely to reduce the cost of capital for corporate borrowers, alleviating the pressure on those more highly levered entities, setting up a supportive environment for risk assets, in our view.

At Blackstone Credit & Insurance, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-credit.com.

Sincerely,

Blackstone Liquid Credit Strategies LLC

All figures are approximate and as of June 30, 2024, unless otherwise indicated. The words “we”, “us”, and “our” refer to BSL, BGX and BGB, unless the context requires otherwise. In all other instances, including with respect to current and forward-looking views and opinions of the market and BSL, BGX and BGB 's portfolio and performance positioning, these terms refer to BSL’s, BGX’s and BGB’s adviser, Blackstone Liquid Credit Strategies LLC.

Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BSL’s, BGX’s and BGB’s financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BSL, BGX and BGB believe these factors include but are not limited to those described under the section entitled “Risk Factors” in their prospectuses and annual reports for the most recent fiscal year, and any such updated factors included in their periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BSL’s, BGX’s and BGB’s prospectus and other filings). Except as otherwise required by federal securities laws, BSL, BGX and BGB undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

[1]	Morningstar LSTA Leveraged Loan Index, Bloomberg High Yield Index, as of June 30, 2024.

[2]	BBG S&P 500 Index, Morningstar LSTA Leveraged Loan Index, Bloomberg High Yield Index, Bloomberg US Corporate Index, as of June 30, 2024, and as of June 30, 2023.

[3]	BBC News, Fed raises interest rates to highest in 22 years, as of July 26, 2024.

[4]	Bloomberg High Yield Index, Bloomberg US Corporate Index, as of June 30, 2024.

[5]	BXCI Views and Beliefs, as of June 2024.

[6]	BBG US HY Index and US Corporate IG Index, as of June 30, 2024.

[7]	Morningstar LSTA Leveraged Loan Index, Bloomberg High Yield Index, as of June 30, 2024.

[8]	Morningstar LSTA US Loan Index, as of May 31, 2024.

[9]	Pitchbook LCD data, as of June 25, 2024. (Q2 US Leveraged Loan Market Wrap: Demand surges, leading to record activity, as of June 26, 2024.)

[10]	BBG HY Corporate Index, as of June 30, 2024.

[11]	JP Morgan High Yield and Leveraged Loan Morning Intelligence, as of June 28, 2024.

[12]	Pitchbook LCD CLO Data, as of June 25, 2024.

[13]	Pitchbook LCD, Q2 US CLO Wrap: Tailwinds strengthen as market sets record pace of new issuance, as of June 27, 2024.

[14]	Pitchbook LCD, Q2 US CLO Wrap: Tailwinds strengthen as market sets record pace of new issuance, as of June 27, 2024.

[15]	Pitchbook LCD data, as of June 30, 2024.

[16]	Pitchbook LCD, Q2 US Leveraged Loan Market Wrap, as of June 26, 2024. Barclays CLO Research, as of June 21, 2024.

[17]	Pitchbook LCD, Q2 US Leveraged Loan Market Wrap, as of June 26, 2024.

[18]	Pitchbook LCD, Q2 Private Credit Wrap: Lenders strengthen defences against refi, repricing wave, as of June 20, 2024.

[19]	JP Morgan Default Monitor, as of June 3, 2024.

[20]	JP Morgan Mid-Year Outlook, as of May 26, 2024.

[21]	Fed dot plot, BBG US High Yield Corporate Index, as of June 30, 2024.

[22]	BXCI Views and Beliefs, as of June 2024. JP Morgan Default Monitor, as of August 1, 2024. Pitchbook LCD, Quick Take: Lower-rated loans fare worst in Monday's market plunge, as of August 7, 2024.

Semi-Annual Report | June 30, 2024	3

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary

June 30, 2024 (Unaudited)

Blackstone Senior Floating Rate 2027 Term Fund

Fund Overview

Blackstone Senior Floating Rate 2027 Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the Fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2027.

Portfolio Management Commentary

Fund Performance

As of June 30, 2024, BSL outperformed its benchmark, the Morningstar LSTA Leveraged Loan Index (“Morningstar LLI”), on a Net Asset Value (“NAV”) per share basis for the six-month, one-year, five-year, ten-year, and since inception periods and underperformed its benchmark for the three-year period. On a share price basis, the Fund underperformed its benchmark for the three-year, five-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 5.2% for the six months ended June 30, 2024, compared to its peer group average discount of 3.4% over the same period.

NAV Performance Factors

The Fund’s outperformance relative to the benchmark for the six months ended June 30, 2024 was primarily attributable to the Fund’s leverage and credit selection within the Fund’s loan allocation. The Fund’s allocation to CLO securities also contributed to the Fund’s outperformance for the period. By issuer, the largest positive contributors to performance were Global Medical Response Inc, Radiology Partners Inc, and Covenant Surgical Partners Inc. The most significant detractors were Atlas CC Acquisition Corp, Magenta Buyer LLC, and Ivanti Software Inc.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were financial services, commercial & professional services, and capital goods; the largest sector underweights included materials, media & entertainment, and consumer discretionary & retail. The Fund’s asset allocation remained stable during the period.

4	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary

June 30, 2024 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BSL Total Return (as of June 30, 2024)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
NAV*	5.29%**	14.04%	4.82%	5.76%	5.21%	5.72%
Market Price*	9.22%	20.84%	3.28%	4.43%	5.30%	4.97%
Morningstar LSTA US Leveraged Loan Index	4.40%	11.11%	6.14%	5.53%	4.60%	5.05%

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of June 30, 2024 may differ from the net asset value for financial reporting purposes.

Semi-Annual Report | June 30, 2024	5

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary

June 30, 2024 (Unaudited)

BSL’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BSL’s Moody’s Rating*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	8.66%
Current Dividend Yield^	9.76%
Effective Duration^^	0.19 yr
Average Position*	0.19%
Leverage*	31.99%

^	Using current dividend rate of $0.114/share and market price/share as of June 30, 2024.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.

*	As a percentage of Managed Assets.

Top 10 Issuers*

Focus Financial Partners LLC	0.9%
Delta Topco Inc	0.9%
Peraton Corp.	0.8%
Endurance International Group Holdings Inc	0.8%
Trans Union LLC	0.7%
Bain Capital Credit Clo, Limited	0.7%
Genesee & Wyoming Inc	0.7%
Auris Luxembourg III SARL	0.7%
Cifc Funding Ltd	0.7%
Global Medical Response	0.7%
Top 10 Issuer	7.6%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	12.5%
Professional Services	8.5%
Financial Services	6.7%
Health Care Providers & Services	5.7%
Commercial Services & Supplies	5.0%
Top 5 Industries	38.4%

*	As a percentage of Managed Assets.
^	GICS Industry Classification Schema.

6	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Fund Summary

June 30, 2024 (Unaudited)

Blackstone Long-Short Credit Income Fund

Fund Overview

Blackstone Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first- and second-lien secured loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds.

Portfolio Management Commentary

Fund Performance

As of June 30, 2024, BGX outperformed a composite weighting of the Morningstar LLI and the Bloomberg U.S. High Yield Index (“Bloomberg HYI”) (85% loans, 15% high yield bonds) on a NAV per share basis for the six-month, one-year, five-year, ten-year, and since inception periods and underperformed its benchmark for the three-year period. On a share price basis, the Fund underperformed its benchmark for the three-year and five-year periods. The shares of the Fund traded at an average discount to NAV of 7.7% for the six months ended June 30, 2024, compared to its peer group average discount of 3.5% over the same period.

NAV Performance Factors

The Fund’s outperformance relative to the benchmark for the six months ended June 30, 2024 was primarily attributable to the Fund’s leverage and credit selection within the Fund’s loan allocation. The Fund’s allocation to CLO securities also contributed to the Fund’s outperformance for the period. By issuer, the largest positive contributors to performance were Global Medical Response, Radiology Partners Inc, and Covenant Surgical Partners Inc. The most significant detractors were Atlas CC Acquisition Corp, Magenta Buyer LLC, and Carestream Health Holdings Inc.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were financial services, commercial & professional services, and capital goods; the largest sector underweights included media & entertainment, materials, and energy. The Fund’s asset allocation remained stable during the period.

Semi-Annual Report | June 30, 2024	7

Blackstone Long-Short Credit Income Fund	Fund Summary

June 30, 2024 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BGX Total Return (as of June 30, 2024)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
NAV*	5.39%**	14.32%	4.00%	5.53%	5.41%	5.82%
Market Price*	13.21%	21.91%	2.67%	4.54%	5.46%	4.94%
70% Morningstar LSTA US LLI / 30% Bloomberg U.S. HYI	3.86%	10.94%	4.82%	5.07%	4.53%	4.97%
85% Morningstar LLI / 15% Bloomberg HYI***	4.13%	11.03%	5.48%	5.30%	4.57%	4.83%

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of June 30, 2024 may differ from the net asset value for financial reporting purposes.

***	Effective June 1, 2023, BGX changed its benchmark from a composite weighting of the Morningstar LLI and the Bloomberg U.S. High Yield Index (“Bloomberg HYI”) (70% loans, 30% high yield bonds) to a composite weighting of the Morningstar LLI and the Bloomberg HYI (85% loans, 15% high yield bonds) in order to reflect the midpoint of the Fund’s possible exposure to high yield bond investments, rather than the maximum level.

8	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Fund Summary

June 30, 2024 (Unaudited)

BGX’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGX’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	8.54%
Current Dividend Yield^	10.14%
Effective Duration^^	0.40 yr
Average Position*	0.20%
Leverage*	31.95%

^	Using current dividend rate of $0.105/share and market price/share as of June 30, 2024.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.

*	As a percentage of Managed Assets.

Top 10 Issuers*

Clover Clo	0.8%
Peraton Corp.	0.8%
Focus Financial Partners LLC	0.8%
Allied Universal Holdco LLC	0.8%
LTI Holdings, Inc.	0.8%
Genuine Financial Holdings LLC	0.7%
Genesee & Wyoming Inc	0.7%
Cotiviti Corporation	0.7%
First Brands Group LLC	0.7%
Citco Funding LLC	0.7%
Top 10 Issuer	7.5%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	11.0%
Professional Services	7.4%
Financial Services	6.4%
Health Care Providers & Services	5.9%
Commercial Services & Supplies	4.8%
Top 5 Industries	35.5%

*	As a percentage of Managed Assets.
^	GICS Industry Classification Schema.

Semi-Annual Report | June 30, 2024	9

Blackstone Strategic Credit 2027 Term Fund	Fund Summary

June 30, 2024 (Unaudited)

Blackstone Strategic Credit 2027 Term Fund

Fund Overview

Blackstone Strategic Credit 2027 Term Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary

Fund Performance

As of June 30, 2024, BGB outperformed a composite weighting of the Morningstar LLI and the Bloomberg HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the six-month, one-year, ten-year, and since inception periods and underperformed its benchmark for the three-year and five-year periods. On a share price basis, the Fund underperformed for the three-year, five-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 7.6% for the six months ended June 30, 2024, compared to its peer group average discount of 3.5% over the same period.

NAV Performance Factors

The Fund’s outperformance relative to the benchmark for the six months ended June 30, 2024 was primarily attributable to the Fund’s leverage and credit selection within the Fund’s loan allocation. The Fund’s credit selection within its high yield bond allocation also contributed to the Fund’s outperformance for the period. By issuer, the largest positive contributors to performance were Global Medical Response Inc, Radiology partners Inc, and Covenant Surgical Partners Inc. The most significant detractors were Atlas CC Acquisition Corp, Magenta Buyer LLC, and CSC Holdings LLC.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were commercial & professional services, capital goods, and financial services; the largest sector underweights included materials, media & entertainment, and consumer services. The Fund’s asset allocation remained stable during the period.

10	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Fund Summary

June 30, 2024 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BGB Total Return (as of June 30, 2024)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
NAV*	4.95%**	13.97%	3.82%	4.66%	4.65%	5.09%
Market Price*	9.28%	20.29%	3.26%	4.44%	4.71%	4.05%
75% Morningstar LSTA US LLI / 25% Bloomberg HYI	3.95%	10.97%	5.04%	5.15%	4.55%	4.80%

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of June 30, 2024 may differ from the net asset value for financial reporting purposes.

Semi-Annual Report | June 30, 2024	11

Blackstone Strategic Credit 2027 Term Fund	Fund Summary

June 30, 2024 (Unaudited)

BGB’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGB’s Moody’s Rating Distribution*

*	For more information on Moody's ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	8.18%
Current Dividend Yield^	10.19%
Effective Duration^^	0.62 yr
Average Position*	0.19%
Leverage*	37.08%

^	Using current dividend rate of $0.101/share and market price/share as of June 30, 2024.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.

*	As a percentage of Managed Assets.

Top 10 Issuers*

Peraton Corp.	0.8%
Caesars Entertain Inc	0.7%
Trans Union LLC	0.7%
Genesee & Wyoming Inc	0.7%
Cotiviti Corporation	0.7%
Genuine Financial Holdings LLC	0.7%
Focus Financial Partners LLC	0.7%
LTI Holdings, Inc.	0.7%
Pro Mach Group, Inc.	0.7%
Transdigm Inc	0.7%
Top 10 Issuer	7.1%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	10.5%
Professional Services	7.7%
Health Care Providers & Services	5.9%
Commercial Services & Supplies	4.5%
Hotels, Restaurants & Leisure	4.4%
Top 5 Industries	33.0%

*	As a percentage of Managed Assets.
^	GICS Industry Classification Schema.

12	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 139.78%
Aerospace & Defense - 4.50%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M CME TERM SOFR + 4.25%, 0.75% Floor, 05/25/2028	$1,331,077	$987,400
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M CME TERM SOFR + 4.25%, 0.75% Floor, 05/25/2028	270,032	200,311
Dynasty Acquisition Co Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 08/24/2028	162,911	163,688
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	1,667,600	1,609,234
Novaria Holdings, LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 06/05/2031(b)	547,222	551,326
Peraton Corp., First Lien B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/01/2028	2,269,683	2,272,690
Standard Aero, Ltd., First Lien Term Loan, 1M US SOFR + 3.50%, 08/24/2028	62,814	63,114
TransDigm, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.25%, 02/28/2031	1,509,172	1,514,077
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 12/06/2030	849,993	852,042
World Wide Technology Holding Co LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 0.50% Floor, 04/21/2031	445,386	448,170
		8,662,052

Air Freight & Logistics - 2.20%
ASP LS Acquisition Corp., First Lien Term Loan, 3M CME TERM SOFR + 4.50%, 0.75% Floor, 05/07/2028	482,595	412,554
Clue Opco LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.50%, 12/19/2030	1,188,978	1,111,843
Rinchem Company, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 03/02/2029	1,349,677	1,169,252
Savage Enterprises LLC, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 09/15/2028	592,689	594,775
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 07/26/2028	946,812	950,741
		4,239,165

Automobile Components - 2.34%
Belron Finance US LLC, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 0.50% Floor, 04/18/2029	361,249	362,528
Clarios Glob LP, First Lien Term Loan, 6M CME TERM SOFR + 2.75%, 06/05/2030	1,402,650	1,407,692
First Brands Group LLC, First Lien Term Loan, 3M CME TERM SOFR + 5.00%, 1.00% Floor, 03/30/2027	1,095,531	1,090,738
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M CME TERM SOFR + 5.00%, 03/30/2027	797,095	793,237
LTI Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 07/24/2026	411,906	408,277
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 09/06/2026	468,085	444,096
		4,506,568

Beverages - 0.64%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M CME TERM SOFR + 3.25%, 0.50% Floor, 03/31/2028	1,226,544	1,228,384

Biotechnology - 0.94%
Grifols Worldwide Operations, First Lien Term Loan, 1M US SOFR + 2.00%, 11/15/2027	1,836,439	1,808,893

Broadline Retail - 0.20%
Peer Hldg III BV, First Lien Term Loan, 6M CME TERM SOFR + 3.00%, 06/23/2031	381,229	382,103

Building Products - 3.62%
Gulfside Supply Inc, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 05/29/2031(b)	262,418	262,910
LBM Acquisition LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 05/30/2031	1,484,336	1,461,551
LHS Borrower, LLC, First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 02/16/2029	816,918	775,255
Miter Brands Acquisition Holdco Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 03/28/2031	964,311	971,346

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	13

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Building Products (continued)
Oscar Acquisitionco LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 0.50% Floor, 04/29/2029	$1,104,946	$1,105,725
Resideo Funding Inc, First Lien Term Loan, 6M CME TERM SOFR + 2.25%, 06/13/2031	151,862	151,863
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M CME TERM SOFR + 5.00%, 05/28/2026	1,458,624	1,459,536
Trulite Holding Corp., First Lien Term Loan, 1M US SOFR + 6.00%, 03/01/2030	799,298	777,317
		6,965,503

Capital Markets - 5.79%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M CME TERM SOFR + 3.75%, 0.50% Floor, 07/27/2028	1,436,153	1,439,744
AssetMark 6/24 TLB 1L, First Lien Term Loan, 6M CME TERM SOFR + 3.25%, 06/03/2031	609,074	610,216
Cetera Financial 5/24 TLB 1L, First Lien Term Loan, 3M CME TERM SOFR + 9.34%, 08/09/2030	1,596,407	1,604,557
Citadel Securities LP, First Lien Term Loan, 1M US SOFR + 2.25%, 07/29/2030	435,195	436,936
CITCO FDG LLC, First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 04/27/2028	1,930,650	1,939,502
CPI Holdco B LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 05/17/2031	507,229	507,310
Edelman Financial Engines Center LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 04/07/2028	60,900	61,057
Focus Financial Partners LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/30/2028	1,968,304	1,968,766
Focus Financial Partners, LLC, First Lien Term Loan, 1M US SOFR + 2.75%, 06/30/2028	534,741	534,819
Kestra Advisor Services Holdings A INC, First Lien Term Loan, 1M US SOFR + 4.00%, 03/22/2031	610,720	613,697
Osaic Holdings Inc aka Advisor Group, First Lien Term Loan, 1M US SOFR + 4.00%, 08/17/2028	1,424,594	1,430,741
		11,147,345

Chemicals - 2.35%
CI Maroon Holdings LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 03/01/2031	369,000	371,306
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 6M CME TERM SOFR + 2.25%, 06/12/2031	1,631,438	1,633,037
Geon Performance Solutions LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 0.75% Floor, 08/18/2028	1,136,361	1,142,759
Nouryon USA Ltarfruit US TLB 1L, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 04/03/2028	942,875	946,529
Starfruit US Holdco LLC TLB 1L, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 04/03/2028	422,340	424,980
		4,518,611

Commercial Services & Supplies - 7.34%
Action Environmental Group, Inc., First Lien Term Loan:
3M CME TERM SOFR + 4.00%, 0.50% Floor, 10/24/2030(b)	1,249,416	1,258,786
6M CME TERM SOFR + 4.00%, 0.50% Floor, 10/24/2030(b)	92,430	93,123
6M CME TERM SOFR + 4.00%, 0.50% Floor, 10/24/2030(b)	123,240	124,165
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 05/12/2028	1,496,154	1,492,092
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US SOFR + 1.75%, 01/15/2027	700,000	700,788
Belfor Holdings, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/01/2030	276,889	278,966
Equiniti Group PLC, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 12/11/2028	1,465,385	1,473,628
Garda World Security Corp., First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 02/01/2029	1,805,846	1,819,389
GFL Environmental, Inc., First Lien Term Loan, 6M US L + 0.00%, 0.50% Floor, 06/27/2031(b)	163,333	163,742
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	73,695	73,742
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	1,363,125	1,363,984

See Notes to Financial Statements.

14	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Commercial Services & Supplies (continued)
Omnia Partners, LLC, First Lien Term Loan, L + 3.75%, 07/25/2030	$1,557,039	$1,559,709
Prime Sec Services Borrower LLC, TL, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 10/13/2030	1,212,153	1,213,002
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M CME TERM SOFR + 7.75%, 1.00% Floor, 10/31/2025(b)	800,000	16,000
TMF Sapphire US LLC aka TMF Group TLB 1L, First Lien Term Loan 05/03/2028	289,455	$290,586
TRC Companies, First Lien Term Loan, 1M US SOFR + 3.75%, 12/08/2028	1,118,855	1,122,631
United Site Cov-Lite, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 12/15/2028	1,068,493	715,297
Vestis Corp, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 02/22/2031	374,063	372,738
		14,132,368

Communications Equipment - 0.05%
MLN US HoldCo LLC, First Lien B Term Loan, 3M CME TERM SOFR + 4.50%, 11/30/2025	854,492	96,130

Construction & Engineering - 2.12%
Amentum Government Services Holdings LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 02/15/2029	1,080,378	1,086,456
Artera Services LLC aka PowerTeam, First Lien Term Loan, 3M CME TERM SOFR + 4.50%, 02/15/2031	307,522	309,525
Azuria Water Solutions Inc aka Aegion TLB 1L, First Lien Term Loan 05/17/2028	1,420,703	1,428,190
Groundworks LLC, First Lien Term Loan:
1M US SOFR + 3.50%, 03/14/2031	544,898	545,238
6M CME TERM SOFR + 4.00%, 03/14/2031(c)	5,516	5,519
Touchdown Acquirer Inc aka TenCate, First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 02/21/2031	401,639	404,024
Tutor Perini Corp., First Lien B Term Loan, 1M US SOFR + 4.75%, 1.00% Floor, 08/18/2027	300,960	302,027
		4,080,979

Construction Materials - 1.01%
Quikrete Holdings, Inc., First Lien Term Loan, 1M US SOFR + 2.50%, 04/14/2031	1,476,968	1,481,968
Summit Materials LLC, First Lien Term Loan, 3M CME TERM SOFR + 2.50%, 01/12/2029	203,447	205,100
Tamko Building Products LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 09/20/2030	249,873	250,185
		1,937,253

Containers & Packaging - 2.84%
Altium Packaging LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 06/11/2031	131,250	131,250
Anchor Packaging LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 07/18/2029	414,000	414,813
Berlin Packaging LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 06/07/2031	575,620	577,583
ProAmpac PG Borrower LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 09/15/2028	495,360	497,156
Reynolds Consumer Products LLC, First Lien Initial Term Loan, 1M US SOFR + 1.75%, 02/04/2027	1,443,718	1,448,114
Supplyone 3/24, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 04/19/2031	774,245	776,425
Trident TPI Holdings, Inc., First Lien Term Loan, 3M CME TERM SOFR + 9.33%, 0.50% Floor, 09/15/2028	1,615,642	1,620,021
		5,465,362
Distributors - 1.51%
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	1,449,920	1,409,141
Johnstone Supply LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.00%, 05/16/2031	547,000	548,367
S&S Holdings LLC, First Lien Initial Term Loan, 1M US SOFR + 5.00%, 0.50% Floor, 03/11/2028	959,055	961,453
		2,918,961

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	15

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Diversified Consumer Services - 3.15%
Cengage Learning, Inc., First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 1.00% Floor, 03/24/2031	$804,974	$808,246
Fugue Finance LLC aka Nord Anglia, First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 02/26/2031	340,095	343,369
Imagine Learning LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 12/21/2029	1,147,125	1,148,375
Loyalty Ventures, Inc., First Lien Term Loan, 3M Prime + 3.50%, 11/03/2027(b)	462,410	4,624
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M CME TERM SOFR + 5.00%, 03/12/2029	227,367	228,528
Mister Car Wash 3/24, First Lien Term Loan, 1M US SOFR + 3.00%, 03/27/2031	379,673	381,266
Spring Education Group, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 10/04/2030	850,400	855,626
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 02/10/2029	1,030,176	1,030,820
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	435,762	420,946
Wand NewCo 3 Inc aka Caliber Collision, First Lien Term Loan, 1M US SOFR + 3.75%, 01/30/2031	847,764	854,347
		6,076,147

Diversified REITs - 0.38%
Iron Mountain Information Management LLC, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 01/31/2031	466,200	464,839
Opry Entertainment/OEG, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 06/25/2031(b)	262,160	262,815
		727,654

Diversified Telecommunication Services - 3.48%
Coral-US Co-Borrower LLC, First Lien B-5 Term Loan, 1M US SOFR + 2.25%, 01/31/2028	804,325	778,812
Level 3 Financing Inc., First Lien Term Loan:
1M US SOFR + 6.56%, 04/15/2029	410,203	402,577
1M US SOFR + 6.56%, 04/15/2030	413,212	403,295
Lorca Finco PLC, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 04/17/2031	326,667	327,892
Lumen Technologies Inc, First Lien Term Loan, 1M US SOFR + 2.25%, 04/15/2029	1,504	1,042
Lumen Technologies, Inc., First Lien Term Loan, 1M US SOFR + 6.00%, 06/01/2028	39,971	33,309
Radiate Holdco, LLC,, First Lien Term Loan, 1M US SOFR + 3.25%, 09/25/2026	1,277,078	1,037,894
Telenet Financing USD LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 04/30/2028	1,056,336	1,007,703
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US SOFR + 2.25%, 04/30/2028	1,331,027	1,309,750
Zacapa S.A.R.L., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 03/22/2029	1,402,395	1,403,054
		6,705,328

Electric Utilities - 1.48%
Generation Bridge Northeast LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 08/22/2029	589,794	594,217
NRG Energy 3/24 Cov-Lite, First Lien Term Loan, 1M US SOFR + 2.00%, 04/16/2031	815,049	816,170
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 1M US SOFR + 2.00%, 12/20/2030	1,439,824	1,442,602
		2,852,989

Electrical Equipment - 0.68%
WEC US Holdings Ltd., First Lien Term Loan, 1M US SOFR + 2.75%, 01/27/2031	1,315,697	1,318,454

Electronic Equipment, Instruments & Components - 2.07%
Celestica 5/24 TLB 1L, First Lien Term Loan, 1M US SOFR + 1.75%, 05/23/2031	199,662	199,662
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 07/02/2029	1,005,831	1,007,843
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 0.75% Floor, 03/30/2029	601,071	590,835
Discovery Energy Corp., First Lien Term Loan, 3M CME TERM SOFR + 4.75%, 05/01/2031	784,467	788,758

See Notes to Financial Statements.

16	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Electronic Equipment, Instruments & Components (continued)
Mirion Technologies US, Inc., First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 0.50% Floor, 10/20/2028	$1,391,584	$1,395,285
		3,982,383

Energy Equipment & Services - 0.33%
Ursa Minor US Bidco LLC aka Rosen, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 03/26/2031	639,507	644,572

Entertainment - 1.24%
CE Intermediate I LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 0.50% Floor, 11/10/2028	853,689	856,625
EP Purcasher, LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 11/06/2028	1,533,929	1,536,675
		2,393,300

Financial Services - 1.79%
FleetCor Technologies Operating Co. LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 04/28/2028	1,178,755	1,180,800
Mitchell International, First Lien Term Loan, 6M CME TERM SOFR + 3.25%, 06/17/2031	1,646,975	1,635,018
Planet US Buyer, LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 02/07/2031	627,705	632,491
Polaris Newco LLC, First Lien Dollar Term Loan, 3M CME TERM SOFR + 4.00%, 0.50% Floor, 06/02/2028	684	685
		3,448,994

Food Products - 1.58%
CH Guenther 11/21, First Lien Term Loan, 3M CME TERM SOFR + 3.00%, 12/08/2028	567,236	569,012
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	1,016,692	1,017,271
Saratoga Food Specialties LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 03/07/2029	296,456	298,495
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M CME TERM SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,148,006	1,150,876
		3,035,654

Ground Transportation - 2.60%
Genesee & WY Inc, First Lien Term Loan, 3M CME TERM SOFR + 2.00%, 04/10/2031	2,020,158	2,020,349
Uber Technologies, Inc., First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 03/03/2030	1,235,058	1,242,426
XPO, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 05/24/2028	1,731,298	1,738,388
		5,001,163

Health Care Equipment & Supplies - 1.56%
Resonetics LLC, First Lien Term Loan, 3M CME TERM SOFR + 9.08%, 06/06/2031	983,970	987,045
Siemens/SivantosWS Audiology, First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 02/28/2029	2,012,288	2,019,835
		3,006,880

Health Care Providers & Services - 8.16%
DaVita, Inc., First Lien B Term Loan, 3M CME TERM SOFR + 1.75%, 08/12/2026	563,555	564,025
Global Medical Response, Inc., First Lien Term Loan, 3M CME TERM SOFR + 5.50%, 1.00% Floor, 10/31/2028(d)	2,062,708	2,001,858
Heartland Dental LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 0.75% Floor, 04/28/2028	1,159,158	1,163,581
IVI America LLC aka IVIRMA, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 04/18/2031	512,500	516,264
MED ParentCo, LP, First Lien Term Loan, 1M US SOFR + 4.00%, 04/15/2031	520,534	520,976
Medical Solutions LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 11/01/2028	1,120,353	854,068

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	17

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Health Care Providers & Services (continued)
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.25%, 03/12/2028	$1,380,341	$1,212,975
NAPA Management Services Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	1,139,661	1,093,482
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M CME TERM SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,374,167	1,373,019
Outcomes Group Holdings, Inc., First Lien Term Loan, 3M US L + 4.25%, 05/06/2031	894,490	898,474
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US SOFR + 3.75%, 03/31/2027	1,499,697	1,185,323
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 12/29/2028	1,409,406	1,365,651
Radiology Partners Inc, First Lien Term Loan, 6M CME TERM SOFR + 5.00%, 01/31/2029	1,472,242	1,400,102
Surgery Center Holdings Inc, First Lien Term Loan, 1M US SOFR + 2.75%, 12/19/2030	342,132	343,438
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 0.50% Floor, 10/01/2028	1,271,565	1,222,997
		15,716,233

Health Care Technology - 2.86%
Cotiviti Inc., First Lien Term Loan, 6M US L + 0.00%, 05/01/2031	2,008,027	2,000,920
Gainwell Acquisition Corp., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 10/01/2027	1,446,038	1,403,857
GHX Ultimate Parent Corp., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 0.50% Floor, 06/30/2027(b)	1,188,103	1,197,014
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 03/10/2028	728,431	730,401
Waystar Technologies, Inc., First Lien Term Loan, 6M CME TERM SOFR + 3.00%, 10/22/2029	169,962	170,387
		5,502,579

Hotels, Restaurants & Leisure - 5.88%
1011778 BC UNLIMITED LIABILITY CO, First Lien Term Loan, 1M US SOFR + 1.75%, 09/20/2030	1,772,296	1,770,054
Bally's Corp., First Lien Term Loan, 3M CME TERM SOFR + 3.25%, 0.50% Floor, 10/02/2028	1,361,499	1,296,120
Caesars Entertainment, Inc., First Lien Term Loan:
3M CME TERM SOFR + 2.75%, 0.50% Floor, 02/06/2030	1,260,725	1,263,184
3M CME TERM SOFR + 2.75%, 0.50% Floor, 02/06/2031	437,756	438,645
Cedar Fair LP, First Lien Term Loan, 1M US SOFR + 2.00%, 05/01/2031	340,018	339,860
Entain plc, First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 10/31/2029	1,294,233	1,297,928
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 01/27/2029	645,744	647,235
Flutter Financing B.V., First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 11/25/2030	1,805,069	1,808,273
Hilton Grand Vacations Borrower, LLC, First Lien Term Loan, 1M US SOFR + 2.75%, 01/17/2031	233,324	233,616
IRB Holding Corporation, First Lien Term Loan, 1M US SOFR + 2.75%, 12/15/2027	836,626	837,254
LC Ahab US Bidco LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 05/01/2031	313,752	314,734
OVG Business Services, LLC TLB 1L, First Lien Term Loan, 6M US L + 0.00%, 06/13/2031	521,709	521,385
Tacala Investment Corp, First Lien Term Loan, 1M US SOFR + 4.00%, 01/31/2031	561,624	564,727
		11,333,015

Household Durables - 0.91%
ACProducts Holdings, Inc., First Lien Term Loan, 3M US L + 4.25%, 0.50% Floor, 05/17/2028	2,068,715	1,759,266

Independent Power and Renewable Electricity Producers - 0.69%
Calpine Corp., First Lien Term Loan, 1M US SOFR + 2.00%, 01/31/2031	1,332,558	1,329,920

Insurance - 3.27%
AmWINS Group, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 0.75% Floor, 02/19/2028	660,303	660,561

See Notes to Financial Statements.

18	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Insurance (continued)
AssuredPartners, Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 02/14/2031	$347,410	$348,713
Baldwin Insurance Group Holdings LLC, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 05/26/2031(b)	878,178	879,275
BroadStreet Partners Inc, First Lien Term Loan, 6M CME TERM SOFR + 3.25%, 06/13/2031	1,115,759	1,114,085
Hyperion Refinance Sarl, First Lien Term Loan:
1M US SOFR + 4.00%, 0.50% Floor, 04/18/2030	1,456,842	1,460,856
1M US SOFR + 3.50%, 0.50% Floor, 02/15/2031	487,595	489,260
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan, 3M CME TERM SOFR + 4.75%, 05/06/2032	567,317	580,081
USI Inc/NY aka Compass Investors TLB, First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 09/27/2030	770,019	770,982
		6,303,813

Interactive Media & Services - 0.68%
Foundational Education Group, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 08/31/2028(b)	34,218	33,362
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.50%, 0.75% Floor, 03/11/2028(b)	1,282,560	1,285,766
		1,319,128

IT Services - 5.77%
Access CIG LLC, First Lien Term Loan, 3M CME TERM SOFR + 5.00%, 0.50% Floor, 08/18/2028	900,955	907,856
Ahead DB Holdings, LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 02/01/2031	1,340,314	1,346,393
Asurion LLC, Second Lien Term Loan, 1M US SOFR + 5.25%, 01/20/2029	61,459	56,874
Blackhawk Network Holdings Inc, First Lien Term Loan, 1M US SOFR + 5.00%, 03/12/2029	1,000,000	1,003,440
Chrysaor Bidco Sarl DDTL 1L, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 05/14/2031	22,473	22,599
Chrysaor Bidco Sarl TLB 1L, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 05/14/2031	303,869	305,580
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US SOFR + 7.00%, 02/19/2029	1,881,655	1,688,785
Go Daddy Oper Co LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 05/30/2031	472,500	472,637
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.75% Floor, 02/10/2028	2,326,630	2,166,674
Presidio/Fortress Intermediate 4/24 TLB 1L, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 05/09/2031(b)	1,242,000	1,245,105
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 05/12/2028	599,786	600,053
Virtusa Corp., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 02/15/2029	918,491	922,078
World Wide Technology 3/24, First Lien Term Loan, 1M US SOFR + 2.75%, 03/01/2030(b)	366,285	368,117
		11,106,191

Leisure Products - 0.08%
Amer Sports Co, First Lien Term Loan, 3M CME TERM SOFR + 3.25%, 02/17/2031(b)	153,933	155,087

Life Sciences Tools & Services - 2.22%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 0.50% Floor, 02/22/2028	1,150,433	1,151,296
Curia Global, Inc., First Lien 2021 Term Loan, 3M CME TERM SOFR + 3.75%, 0.75% Floor, 08/30/2026	1,505,395	1,421,823
IQVIA INC., First Lien Term Loan, 3M CME TERM SOFR + 2.00%, 01/02/2031	194,216	195,248
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2027	923,260	918,260

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	19

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Life Sciences Tools & Services (continued)
Parexel International Corporation, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/15/2028	$581,643	$583,550
		4,270,177

Machinery - 6.50%
Asp Blade Holdings, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 0.50% Floor, 10/13/2028	238,402	182,318
Bettcher Industries, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 12/14/2028	825,902	824,353
Crosby US Acquisition corp., First Lien Term Loan, 1M US SOFR + 4.00%, 08/16/2029	399,189	401,892
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 0.75% Floor, 05/19/2028	1,413,479	1,420,879
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M CME TERM SOFR + 4.50%, 0.50% Floor, 08/30/2028	716,388	699,732
INNIO Group Hldg GmbH, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 11/02/2028	184,467	185,102
LSF11 Trinity Bidco Inc, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 06/14/2030	1,067,892	1,074,235
Osmosis Buyer Limited, First Lien Initial B Term Loan, 3M CME TERM SOFR + 4.00%, 0.50% Floor, 07/31/2028	1,613,606	1,618,301
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 3.50%, 1.00% Floor, 08/31/2028	1,448,756	1,457,810
Project Castle, Inc., First Lien Term Loan, 3M CME TERM SOFR + 5.50%, 06/01/2029	1,493,400	1,337,840
SPX FLOW Inc, First Lien Term Loan, 1M US SOFR + 3.50%, 04/05/2029	430,235	433,212
TK Elevator Midco GmbH, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 04/30/2030	1,792,009	1,803,487
Victory Buyer LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 0.50% Floor, 11/19/2028	1,122,205	1,082,928
		12,522,089

Media - 1.43%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan, 6M CME TERM SOFR + 2.75%, 12/21/2028	218,958	219,438
American Greetings Corp., First Lien Term Loan, 1M US SOFR + 5.75%, 10/30/2029	859,413	865,592
Cable One, Inc., First Lien Term Loan, 3M US L + 2.00%, 05/03/2028	350,384	345,566
Cogeco Financing 2 LP, First Lien Term Loan, 3M CME TERM SOFR + 2.50%, 0.50% Floor, 09/01/2028	198,311	192,256
Fleet Midco I Ltd., First Lien Term Loan, 1M US SOFR + 3.25%, 02/21/2031	444,701	447,480
Univision Communications, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 03/15/2026	691,938	693,108
		2,763,440

Metals & Mining - 0.18%
Arsenal AIC Parent, LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 08/18/2030	341,639	344,116

Mortgage Real Estate Investment - 0.30%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 04/23/2026	294,588	289,800
1M US SOFR + 2.75%, 0.50% Floor, 04/23/2026	294,670	290,987
		580,787

Oil, Gas & Consumable Fuels - 0.90%
Buckeye Partners LP, First Lien Term Loan:
1M US SOFR + 2.00%, 11/01/2026	354,058	354,816
3M CME TERM SOFR + 2.00%, 11/22/2030	259,145	259,428
Freeport LNG, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 12/21/2028	363,368	363,417
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M CME TERM SOFR + 2.50%, 10/04/2030	358,142	359,038

See Notes to Financial Statements.

20	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels (continued)
Whitewater Whistler Holdings LLC, First Lien Term Loan, 6M CME TERM SOFR + 2.25%, 02/15/2030	$399,770	$400,354
		1,737,053

Passenger Airlines - 1.32%
Air Canada, First Lien Term Loan, 3M CME TERM SOFR + 2.50%, 03/21/2031	577,135	578,668
American Airlines, Inc., First Lien 2020 Term Loan, 6M CME TERM SOFR + 1.75%, 01/29/2027	228,870	228,370
American Airlines, Inc., First Lien Term Loan, 1M US SOFR + 2.75%, 02/15/2028	602,828	602,243
United Airlines, Inc. aka Continental, First Lien Term Loan, 1M US SOFR + 2.75%, 02/22/2031	1,123,178	1,127,390
		2,536,671

Pharmaceuticals - 1.33%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	1,376,867	1,373,535
Padagis LLC, First Lien Initial Term Loan, 3M CME TERM SOFR + 4.75%, 0.50% Floor, 07/06/2028(b)	1,216,013	1,191,693
		2,565,228

Professional Services - 12.48%
AG Group Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/29/2028	1,758,610	1,756,412
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	1,516,292	1,519,135
Ankura Consulting Group LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 0.75% Floor, 03/17/2028	302,175	303,372
Cast & Crew LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 12/29/2028	1,010,019	1,011,821
CoreLogic, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 06/02/2028	361,789	357,008
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.50%, 0.50% Floor, 06/04/2029	567,442	557,512
DTI Holdco, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 04/26/2029	747,830	751,831
Dun & Bradstreet Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 01/18/2029	928,511	930,252
EAB Global, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 0.50% Floor, 08/16/2028	850,789	851,002
Eisner Advisory Group LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 02/28/2031	967,145	977,827
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 07/06/2029	562,728	565,660
Element Materials Technology Group Holdings, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 07/06/2029	1,219,244	1,225,597
Galaxy US Opco Inc. TL, First Lien Term Loan, 3M CME TERM SOFR + 4.75%, 04/29/2029	983,131	802,072
Genuine Financial Holdings LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 09/27/2030	1,837,787	1,834,112
Grant Thornton 5/24 Cov-Lite TLB 1L, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 06/02/2031	936,876	940,731
Inmar, Inc., First Lien Term Loan, 1M US SOFR + 5.50%, 05/01/2026	589,248	591,458
Isolved, Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 10/15/2030	350,223	351,536
Lereta, LLC, First Lien Term Loan, 1M US SOFR + 5.25%, 07/30/2028	479,804	361,851
Mermaid Bidco Inc aka Datasite TL 1L, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 06/30/2031(b)	505,545	506,809
Neptune Bidco US, Inc., First Lien Term Loan:
3M CME TERM SOFR + 4.75%, 10/11/2028	474,335	446,230
3M CME TERM SOFR + 5.00%, 0.50% Floor, 04/11/2029	606,429	572,317
Ryan LLC., First Lien Term Loan, 1M US SOFR + 3.50%, 11/14/2030	698,673	702,428
Sedwick CMS 2/23 TLB, First Lien Term Loan, 1M US SOFR + 3.75%, 02/24/2028	867,923	869,972

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	21

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Professional Services (continued)
Trans Union LLC, First Lien Term Loan:
1M US SOFR + 2.00%, 12/01/2028	$281,428	$281,854
6M CME TERM SOFR + 1.75%, 06/06/2031	1,768,357	1,767,473
TTF Holdings LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 06/20/2031(b)	779,034	779,034
Vaco Holdings, LLC, First Lien Term Loan, 3M CME TERM SOFR + 5.00%, 01/21/2029	1,471,393	1,463,418
Veritext 3/24, First Lien Term Loan, 1M US SOFR + 3.50%, 08/09/2030	959,188	964,823
		24,043,547

Real Estate Management & Development - 0.72%
Cushman & Wakefield US Borrower LLC, First Lien Initial Term Loan, 1M US SOFR + 3.00%, 01/31/2030(b)	581,176	581,902
Cushman & Wakefield US Borrower LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 01/31/2030(b)	790,890	796,822
		1,378,724

Software - 18.25%
Apttus Corp., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/08/2028	272,582	272,923
BEP Intermediate/Buyers Edge 4/24 TLB, First Lien Term Loan, 1M US SOFR + 3.75%, 04/25/2031(b)	340,735	342,439
Boost Newco Borrower LLC aka Worldpay 1L TL, First Lien Term Loan 01/31/2031	867,155	869,445
Boxer Parent Company Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 12/29/2028	446,014	447,486
Central Parent, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.25%, 07/06/2029	1,692,738	1,673,169
Cloud Software Group Inc aka Balboa/Citrix TLB 1L, First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 03/30/2029	1,576,043	1,576,737
Cloud Software Group Inc, First Lien Term Loan, 3M CME TERM SOFR + 4.50%, 03/21/2031	265,716	266,775
Cloudera, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 0.50% Floor, 10/08/2028	1,144,148	1,146,293
Connectwise, LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 0.50% Floor, 09/29/2028	757,852	753,684
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,770,902	1,676,451
Delta Topco, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 11/30/2029	1,788,855	1,790,161
Epicor Software Corp, First Lien Term Loan:
1M US SOFR + 3.25%, 05/30/2031(c)	322,751	324,499
3M US L + 0.00%, 05/30/2031	42,901	43,134
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M CME TERM SOFR + 4.00%, 02/18/2027	1,440,506	1,389,339
Flexera Software LLC, First Lien Term Loan, 3M CME TERM SOFR + 8.83%, 03/03/2028	495,514	497,992
Genesys Cloud Services Holdings II LLC aka Genesys, First Lien Term Loan, 1M US SOFR + 3.75%, 12/01/2027	157,796	159,061
Genesys Cloud Services Holdings II LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 0.75% Floor, 12/01/2027	1,395,199	1,403,424
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 11/19/2026	1,303,650	1,177,359
Idera INC, First Lien Term Loan, 1M US SOFR + 3.50%, 03/02/2028	1,352,552	1,344,944
Infoblox 4/24 2nd lien TL 1L, Second Lien Term Loan, 3M CME TERM SOFR + 5.25%, 11/29/2030	652,689	663,784
Instructure Holdings, INC., First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 10/30/2028	318,045	318,244
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 12/01/2027	247,187	195,587
Ivanti Software, Inc., Second Lien Term Loan, 3M CME TERM SOFR + 7.25%, 12/01/2028	537,313	353,619
Magenta Buyer LLC, First Lien Initial Term Loan, 1M US SOFR + 5.00%, 0.75% Floor, 07/27/2028	1,677,104	940,226
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.50%, 05/02/2029	992,797	926,280
Modena Buyer LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 04/18/2031	979,226	957,042
Perforce Software, Inc., First Lien New Term Loan, 1M US SOFR + 3.75%, 07/01/2026	320,231	319,831

See Notes to Financial Statements.

22	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Software (continued)
Planview Parent Inc, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 12/17/2027	$625,783	$626,043
Project Alpha Intermediate Holding Inc, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 10/28/2030	1,228,620	1,233,909
Project Leopard Holdings, Inc., First Lien Term Loan, 3M CME TERM SOFR + 5.25%, 0.50% Floor, 07/20/2029	980,642	915,277
Proofpoint Inc, First Lien Term Loan, 3M CME TERM SOFR + 3.00%, 08/31/2028	258,967	259,502
Quartz Acquireco LLC, First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 06/28/2030	1,546,264	1,549,163
Quest Borrower Ltd., First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 02/01/2029	1,726,766	1,286,924
Rocket Software, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 11/28/2028	1,077,303	1,083,126
SS&C Technologies, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 05/09/2031	1,488,152	1,492,006
Surf Holdings Sarl., First Lien Dollar Tranche Term Loan, 1M US SOFR + 3.50%, 03/05/2027	1,633,000	1,636,830
Vision Solutions, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 0.75% Floor, 04/24/2028	1,676,619	1,653,565
VS Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 04/12/2031	708,547	711,204
Webpros Luxembourg Sarl, First Lien Term Loan, 1M US SOFR + 4.00%, 03/28/2031(b)	305,195	308,056
Xplor T1, LLC, First Lien Term Loan, 3M CME TERM SOFR + 9.60%, 06/14/2031(b)	553,000	553,000
		35,138,533

Specialty Retail - 1.79%
APRO LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 06/13/2034(b)	553,226	553,918
EG America LLC, First Lien Term Loan, 3M CME TERM SOFR + 5.50%, 0.50% Floor, 02/07/2028	529,223	523,712
HomeServe USA Corp., First Lien Term Loan, 1M US SOFR + 2.50%, 10/21/2030	352,998	354,286
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 05/04/2028	221,430	222,198
Spencer Spirit IH LLC, First Lien Term Loan, 6M US L + 0.00%, 06/01/2034(b)	814,897	814,897
StubHub Holdco Sub LLC, First Lien Term Loan, 1M US SOFR + 4.75%, 03/15/2030	969,978	971,496
		3,440,507

Technology Hardware, Storage & Peripherals - 0.25%
Xerox 11/23, First Lien Term Loan, 1M US SOFR + 4.00%, 11/17/2029	479,700	479,925

Textiles, Apparel & Luxury Goods - 0.65%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M CME TERM SOFR + 5.50%, 12/19/2025	1,241,539	1,247,591

Trading Companies & Distributors - 4.71%
American Builders & Contractors Supply Co., Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 01/31/2031	225,414	226,147
Avolon TLB Borrower 1 (US), First Lien Term Loan, 1M US SOFR + 2.00%, 06/22/2028	731,704	733,533
CD&R Hydr SunSource, First Lien Term Loan, 1M US SOFR + 4.00%, 03/25/2031	764,539	766,928
Core & Main LP, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 02/09/2031(b)	176,859	177,413
FCG Acquisitions, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 03/31/2028	603,266	604,096
FCG Acquisitions, Inc., First Lien Term Loan 03/31/2028	538,020	540,038
Foundation Building Materials, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 01/29/2031	1,080,035	1,077,038
Kodiak Building Partners Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.25%, 0.75% Floor, 03/12/2028	1,483,043	1,485,594
Park River Holdings, Inc., First Lien Initial Term Loan, 3M CME TERM SOFR + 3.25%, 0.75% Floor, 12/28/2027	572,616	561,004
White Cap Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 10/19/2029	1,488,454	1,492,688
Windsor Holdings III LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 08/01/2030	1,394,267	1,405,072
		9,069,551

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	23

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Transportation Infrastructure - 0.50%
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 06/07/2028	$970,257	$970,927

Wireless Telecommunication Services - 0.16%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 12/17/2027	302,961	303,647

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $272,983,776)		269,200,940

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 7.83%
Consumer Finance - 0.25%
PPM CLO 3, Ltd., 3M CME TERM SOFR + 6.87%, 04/17/2034(b)(e)	500,000	475,028

Financial Services - 7.58%
Allegro CLO XII, Ltd., 3M CME TERM SOFR + 7.36%, 01/21/2032(b)(e)	1,000,000	1,005,639
Ares LXI CLO, Ltd., 3M CME TERM SOFR + 3.90%, 04/20/2037(b)(e)	1,000,000	1,021,194
Bain Capital Credit CLO 2020-4, Ltd., 3M CME TERM SOFR + 7.98%, 10/20/2036(b)(e)	1,000,000	1,045,880
Bain Capital Credit CLO 2022-3, Ltd., 3M CME TERM SOFR + 3.70%, 07/17/2035(b)(e)	1,000,000	1,003,336
Barings CLO, Ltd. 2018-III, 3M CME TERM SOFR + 3.16%, 07/20/2029(b)(e)	1,000,000	1,003,611
Carlyle US CLO 2022-6, Ltd., 3M CME TERM SOFR + 4.75%, 10/25/2036(b)(e)	1,000,000	1,031,596
CIFC Funding 2019-V, Ltd., 3M CME TERM SOFR + 3.41%, 01/15/2035(b)(e)	1,000,000	1,004,653
CIFC Funding 2022-VII, Ltd., 3M CME TERM SOFR + 5.35%, 10/22/2035(b)(e)	1,000,000	1,012,333
Clover CLO 2021-3 LLC, 3M CME TERM SOFR + 3.36%, 01/25/2035(b)(e)	1,250,000	1,256,579
HPS Loan Management CLO 6-2015, Ltd., 3M CME TERM SOFR + 5.36%, 02/05/2031(b)(e)	834,000	830,902
Octagon 60, Ltd., 3M CME TERM SOFR + 5.00%, 10/20/2035(b)(e)	1,000,000	1,013,091
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M CME TERM SOFR + 7.29%, 04/20/2035(b)(e)	1,000,000	987,437
Rad CLO 5, Ltd., 3M CME TERM SOFR + 6.96%, 07/24/2032(b)(e)	500,000	503,603
Romark CLO IV, Ltd., 3M CME TERM SOFR + 7.21%, 07/10/2034(b)(e)	1,000,000	970,596
Sound Point CLO XXXII, Ltd., 3M CME TERM SOFR + 6.96%, 10/25/2034(b)(e)	1,000,000	910,905
		14,601,355

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $14,942,903)		15,076,383

CORPORATE BONDS - 3.20%
Aerospace & Defense - 0.11%
KBR, Inc., 4.750%, 09/30/2028(e)	20,000	18,688
TransDigm, Inc.:
4.625%, 01/15/2029	34,000	31,753
4.880%, 05/01/2029	105,000	98,461
Triumph Group, Inc., 9.000%, 03/15/2028(e)	52,000	54,573
		203,475

Automobile Components - 0.02%
Patrick Industries, Inc., 4.750%, 05/01/2029(e)	45,000	41,509

Banks - 0.02%
Popular, Inc., 7.250%, 03/13/2028	30,000	30,835

Beverages - 0.02%
Primo Water Holdings, Inc., 4.375%, 04/30/2029(e)	44,000	40,571

See Notes to Financial Statements.

24	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Broadline Retail - 0.06%
Kohl's Corp., 5.550%, 07/17/2045	$10,000	$6,828
Nordstrom, Inc., 5.000%, 01/15/2044	17,000	13,747
Rakuten Group, Inc.:
11.250%, 02/15/2027(e)	69,000	73,820
9.750%, 04/15/2029(e)	20,000	20,645
		115,040

Building Products - 0.01%
Griffon Corp., 5.750%, 03/01/2028	18,000	17,384

Chemicals - 0.07%
Chemours Co., 5.750%, 11/15/2028(e)	55,000	50,841
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	30,000	28,849
Tronox, Inc., 4.625%, 03/15/2029(e)	65,000	58,744
		138,434

Commercial Services & Supplies - 0.06%
Cimpress PLC, 7.000%, 06/15/2026	60,000	60,015
CoreCivic, Inc., 8.250%, 04/15/2029	20,000	20,690
Deluxe Corp., 8.000%, 06/01/2029(e)	10,000	9,396
Pitney Bowes, Inc., 7.250%, 03/15/2029(e)	32,000	28,783
		118,884

Construction & Engineering - 0.02%
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(e)	14,000	12,509
Tutor Perini Corp., 11.880%, 04/30/2029(e)	28,000	30,142
		42,651

Consumer Finance - 0.26%
Ally Financial, Inc., 6.700%, 02/14/2033	17,000	16,911
Enova International, Inc., 11.250%, 12/15/2028(e)	15,000	16,035
FirstCash, Inc.:
4.630%, 09/01/2028(e)	20,000	18,817
5.625%, 01/01/2030(e)	55,000	52,145
6.875%, 03/01/2032(e)	39,000	39,043
goeasy, Ltd.:
9.250%, 12/01/2028(e)	37,000	39,308
7.625%, 07/01/2029(e)	30,000	30,626
Navient Corp.:
5.000%, 03/15/2027	20,000	19,113
4.880%, 03/15/2028	50,000	45,940
9.380%, 07/25/2030	19,000	19,997
11.500%, 03/15/2031	20,000	22,050
5.625%, 08/01/2033	20,000	15,983
OneMain Finance Corp.:
3.880%, 09/15/2028	10,000	8,976
5.375%, 11/15/2029	15,000	14,079
7.875%, 03/15/2030	33,000	34,051
7.500%, 05/15/2031	9,000	9,115
PRA Group, Inc.:
8.380%, 02/01/2028(e)	10,000	9,974
8.880%, 01/31/2030(e)	15,000	14,987
Synchrony Financial, 7.250%, 02/02/2033	51,000	50,743

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	25

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Consumer Finance (continued)
World Acceptance Corp., 7.000%, 11/01/2026(e)	$15,000	$14,312
		492,205

Containers & Packaging - 0.01%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 4.000%, 09/01/2029(e)	25,000	21,184

Diversified Consumer Services - 0.01%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(e)	25,000	24,077

Diversified REITs - 0.04%
Iron Mountain, Inc., 5.625%, 07/15/2032(e)	57,000	54,175
Service Properties Trust:
4.950%, 10/01/2029	19,000	14,433
4.375%, 02/15/2030	20,000	14,147
		82,755

Diversified Telecommunication Services - 0.13%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(e)	67,000	66,437
Consolidated Communications, Inc., 6.500%, 10/01/2028(e)	27,000	23,142
Frontier Communications Holdings LLC:
6.750%, 05/01/2029(e)	100,000	91,825
5.875%, 11/01/2029	22,000	19,189
6.000%, 01/15/2030(e)	15,000	13,071
Viasat, Inc.:
6.500%, 07/15/2028(e)	32,000	24,257
7.500%, 05/30/2031(e)	10,000	6,656
		244,577

Electric Utilities - 0.03%
NRG Energy, Inc., 3.625%, 02/15/2031(e)	16,000	13,734
Vistra Operations Co. LLC:
5.000%, 07/31/2027(e)	20,000	19,360
7.750%, 10/15/2031(e)	27,000	28,139
		61,233

Energy Equipment & Services - 0.14%
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(e)	49,000	48,575
Enerflex, Ltd., 9.000%, 10/15/2027(e)	45,000	45,723
Helix Energy Solutions Group, Inc., 9.750%, 03/01/2029(e)	25,000	26,674
Precision Drilling Corp., 6.875%, 01/15/2029(e)	30,000	29,706
Transocean, Inc., 7.500%, 04/15/2031	26,000	24,412
USA Compression Partners LP / USA Compression Finance Corp., 7.125%, 03/15/2029(e)	50,000	50,422
Valaris, Ltd., 8.380%, 04/30/2030(e)	50,000	51,804
		277,316

Entertainment - 0.02%
Cinemark USA, Inc., 5.250%, 07/15/2028(e)	48,000	45,931

Financial Services - 0.17%
Burford Capital Global Finance LLC, 9.250%, 07/01/2031(e)	40,000	42,150
Compass Group Diversified Holdings LLC, 5.250%, 04/15/2029(e)	10,000	9,494
Encore Capital Group, Inc.:
9.250%, 04/01/2029(e)	15,000	15,650
8.500%, 05/15/2030(e)	23,000	23,442

See Notes to Financial Statements.

26	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Financial Services (continued)
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(e)	$50,000	$49,514
5.500%, 08/15/2028(e)	70,000	67,329
7.125%, 02/01/2032(e)	6,000	6,042
PennyMac Financial Services, Inc.:
4.250%, 02/15/2029(e)	90,000	81,928
7.875%, 12/15/2029(e)	19,000	19,607
5.750%, 09/15/2031(e)	15,000	14,059
PHH Mortgage Corp., 7.875%, 03/15/2026(e)	6,000	5,870
		335,085

Food Products - 0.02%
Post Holdings, Inc., 4.625%, 04/15/2030(e)	50,000	45,977

Gas Utilities - 0.04%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(e)	57,000	51,380
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(e)	30,000	27,559
		78,939

Health Care Providers & Services - 0.14%
AdaptHealth LLC:
6.125%, 08/01/2028(e)	35,000	33,451
5.125%, 03/01/2030(e)	40,000	35,027
CHS/Community Health Systems, Inc.:
6.875%, 04/15/2029(e)	9,000	6,893
6.125%, 04/01/2030(e)	23,000	16,119
10.880%, 01/15/2032(e)	37,000	38,555
DaVita, Inc.:
4.625%, 06/01/2030(e)	110,000	99,492
3.750%, 02/15/2031(e)	15,000	12,809
ModivCare Escrow Issuer, Inc., 5.000%, 10/01/2029(e)	5,000	3,529
Pediatrix Medical Group, Inc., 5.375%, 02/15/2030(e)	25,000	22,128
		268,003

Health Care REITs - 0.04%
MPT Operating Partnership LP / MPT Finance Corp.:
5.250%, 08/01/2026	15,000	13,644
5.000%, 10/15/2027	40,000	33,073
4.625%, 08/01/2029	48,000	34,888
		81,605

Hotels, Restaurants & Leisure - 0.06%
Brinker International, Inc., 8.250%, 07/15/2030(e)	25,000	26,271
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	30,000	28,673
NCL Corp., Ltd., 5.875%, 03/15/2026(e)	60,000	59,360
		114,304

Household Durables - 0.10%
Dream Finders Homes, Inc., 8.250%, 08/15/2028(e)	10,000	10,250
Forestar Group, Inc., 3.850%, 05/15/2026(e)	30,000	28,773
LGI Homes, Inc., 8.750%, 12/15/2028(e)	23,000	23,971
M/I Homes, Inc.:
4.950%, 02/01/2028	20,000	19,304
3.950%, 02/15/2030	30,000	26,778

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	27

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Household Durables (continued)
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(e)	$85,000	$76,758
3.880%, 10/15/2031(e)	15,000	12,587
		198,421

Household Products - 0.02%
Energizer Holdings, Inc., 4.750%, 06/15/2028(e)	44,000	41,233

Industrial Conglomerates - 0.07%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
6.250%, 05/15/2026	50,000	49,648
5.250%, 05/15/2027	8,000	7,516
9.750%, 01/15/2029(e)	35,000	36,304
9.000%, 06/15/2030(e)	31,000	30,870
		124,338

IT Services - 0.09%
Bread Financial Holdings, Inc., 9.750%, 03/15/2029(e)	63,000	66,245
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., 6.000%, 11/01/2029(e)	40,000	37,405
Sabre GLBL, Inc.:
8.630%, 06/01/2027(e)	43,000	39,655
11.250%, 12/15/2027(e)	22,000	21,400
		164,705

Machinery - 0.02%
Allison Transmission, Inc., 4.750%, 10/01/2027(e)	30,000	29,015
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	16,000	15,418
Wabash National Corp., 4.500%, 10/15/2028(e)	2,000	1,802
		46,235

Marine Transportation - 0.01%
Danaos Corp., 8.500%, 03/01/2028(e)	17,000	17,480

Media - 0.25%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(e)	55,000	49,813
AMC Networks, Inc., 4.250%, 02/15/2029	24,000	16,218
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.125%, 05/01/2027(e)	30,000	28,829
5.000%, 02/01/2028(e)	30,000	28,072
5.375%, 06/01/2029(e)	12,000	10,928
4.750%, 03/01/2030(e)	20,000	17,335
4.250%, 02/01/2031(e)	15,000	12,258
7.375%, 03/01/2031(e)	20,000	19,733
4.500%, 05/01/2032	18,000	14,510
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(e)	38,000	33,293
7.500%, 06/01/2029(e)	38,000	31,792
CSC Holdings LLC:
7.500%, 04/01/2028(e)	5,000	2,659
11.750%, 01/31/2029(e)	30,000	25,604
5.750%, 01/15/2030(e)	10,000	3,783
Gray Television, Inc.:
4.750%, 10/15/2030(e)	49,000	29,448
5.375%, 11/15/2031(e)	37,000	21,005

See Notes to Financial Statements.

28	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Media (continued)
Nexstar Media, Inc.:
5.625%, 07/15/2027(e)	$125,000	$118,846
4.750%, 11/01/2028(e)	10,000	8,900
Sinclair Television Group, Inc., 5.500%, 03/01/2030(e)	12,000	7,309
		480,335

Metals & Mining - 0.19%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	35,000	33,665
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(e)	9,000	8,802
6.125%, 04/15/2032(e)	30,000	29,685
Hudbay Minerals, Inc., 4.500%, 04/01/2026(e)	40,000	39,166
Iamgold Corp, 5.750%, 10/15/2028(e)	34,000	32,158
Kaiser Aluminum Corp., 4.625%, 03/01/2028(e)	20,000	18,737
Mineral Resources, Ltd.:
8.130%, 05/01/2027(e)	43,000	43,375
8.000%, 11/01/2027(e)	45,000	46,088
9.250%, 10/01/2028(e)	30,000	31,523
New Gold, Inc., 7.500%, 07/15/2027(e)	25,000	25,191
SunCoke Energy, Inc., 4.880%, 06/30/2029(e)	34,000	30,840
Taseko Mines, Ltd., 8.250%, 05/01/2030(e)	34,000	34,825
		374,055

Mortgage Real Estate Investment - 0.11%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(e)	32,000	26,862
Rithm Capital Corp., 8.000%, 04/01/2029(e)	72,000	69,956
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(e)	10,000	9,417
4.380%, 01/15/2027(e)	100,000	94,780
7.250%, 04/01/2029(e)	8,000	8,096
		209,111

Office REITs - 0.02%
Brandywine Operating Partnership LP, 4.550%, 10/01/2029	20,000	17,432
Vornado Realty LP, 3.400%, 06/01/2031	20,000	15,723
		33,155

Oil, Gas & Consumable Fuels - 0.37%
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(e)	15,000	14,840
California Resources Corp., 8.250%, 06/15/2029(e)	23,000	23,494
Calumet Specialty Products Partners LP / Calumet Finance Corp.:
8.130%, 01/15/2027(e)	12,000	11,326
9.750%, 07/15/2028(e)	33,000	31,283
CNX Resources Corp.:
6.000%, 01/15/2029(e)	52,000	50,927
7.250%, 03/01/2032(e)	16,000	16,331
Comstock Resources, Inc.:
6.750%, 03/01/2029(e)	70,000	67,892
5.875%, 01/15/2030(e)	29,000	27,005
CVR Energy, Inc., 8.500%, 01/15/2029(e)	70,000	70,349
Delek Logistics Partners LP / Delek Logistics Finance Corp.:
7.125%, 06/01/2028(e)	52,000	51,394
8.630%, 03/15/2029(e)	18,000	18,538
DT Midstream, Inc., 4.125%, 06/15/2029(e)	23,000	21,267
Energean PLC, 6.500%, 04/30/2027(e)	10,000	9,864

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	29

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels (continued)
EnQuest PLC, 11.630%, 11/01/2027(e)	$9,000	$9,151
Karoon USA Finance, Inc., 10.500%, 05/14/2029(e)	7,000	7,044
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026(e)	15,000	14,867
New Fortress Energy, Inc., 6.500%, 09/30/2026(e)	85,000	78,268
NGL Energy Operating LLC / NGL Energy Finance Corp.:
8.130%, 02/15/2029(e)	18,000	18,354
8.380%, 02/15/2032(e)	10,000	10,162
Northern Oil & Gas, Inc.:
8.130%, 03/01/2028(e)	60,000	60,722
8.750%, 06/15/2031(e)	11,000	11,556
Parkland Corp., 4.500%, 10/01/2029(e)	24,000	21,987
PBF Holding Co. LLC / PBF Finance Corp., 7.875%, 09/15/2030(e)	28,000	28,688
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	28,000	26,207
W&T Offshore, Inc., 11.750%, 02/01/2026(e)	15,000	15,442
		716,958

Paper & Forest Products - 0.02%
Mativ Holdings, Inc., 6.875%, 10/01/2026(e)	20,000	19,894
Mercer International, Inc., 5.125%, 02/01/2029	22,000	19,384
		39,278

Passenger Airlines - 0.01%
American Airlines, Inc., 7.250%, 02/15/2028(e)	10,000	10,017

Personal Care Products - 0.03%
Edgewell Personal Care Co., 5.500%, 06/01/2028(e)	50,000	48,825
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(e)	10,000	9,832
HLF Financing Sarl LLC / Herbalife International, Inc., 4.875%, 06/01/2029(e)	5,000	3,469
		62,126

Pharmaceuticals - 0.02%
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
6.750%, 05/15/2034(e)	18,000	17,998
7.875%, 05/15/2034(e)	11,000	11,316
		29,314

Real Estate Management & Development - 0.05%
Howard Hughes Corp., 4.380%, 02/01/2031(e)	40,000	34,479
Landsea Homes Corp., 8.880%, 04/01/2029(e)	11,000	10,904
Newmark Group, Inc., 7.500%, 01/12/2029(e)	42,000	43,211
		88,594

Semiconductors & Semiconductor Equipment - 0.01%
ams-OSRAM AG, 12.250%, 03/30/2029(e)	25,000	25,917

Software - 0.07%
Fair Isaac Corp., 4.000%, 06/15/2028(e)	110,000	102,989
MicroStrategy, Inc., 6.125%, 06/15/2028(e)	34,000	32,989
		135,978

Specialized REITs - 0.03%
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(e)	20,000	12,125

See Notes to Financial Statements.

30	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Specialized REITs (continued)
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	$58,000	$37,048
		49,173

Specialty Retail - 0.10%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(e)	20,000	18,133
Bath & Body Works, Inc., 6.950%, 03/01/2033	20,000	19,489
Foot Locker, Inc., 4.000%, 10/01/2029(e)	32,000	26,696
Gap, Inc.:
3.625%, 10/01/2029(e)	37,000	32,065
3.875%, 10/01/2031(e)	45,000	37,612
Sonic Automotive, Inc., 4.880%, 11/15/2031(e)	20,000	17,624
Upbound Group, Inc., 6.375%, 02/15/2029(e)	6,000	5,761
Victoria's Secret & Co., 4.625%, 07/15/2029(e)	44,000	36,619
		193,999

Technology Hardware, Storage & Peripherals - 0.05%
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	104,000	89,676

Textiles, Apparel & Luxury Goods - 0.03%
Crocs, Inc., 4.250%, 03/15/2029(e)	25,000	22,813
Wolverine World Wide, Inc., 4.000%, 08/15/2029(e)	40,000	33,520
		56,333

Tobacco - 0.03%
Vector Group, Ltd., 5.750%, 02/01/2029(e)	60,000	56,282

TOTAL CORPORATE BONDS
(Cost $6,060,127)		6,164,687

	Shares	Value
COMMON STOCK - 0.19%
Health Care Equipment & Supplies - 0.04%
Carestream Health Holdings Inc(b)(f)	55,510	90,204

Health Care Providers & Services - 0.15%
Envision Healthcare Corp. Equity(f)	29,091	288,485

TOTAL COMMON STOCK
(Cost $2,026,807)		378,689

SHORT-TERM INVESTMENTS - 3.31%
Open-end Investment Companies - 3.31%
Bank of New York Cash Reserve
(1.69% 7-Day Yield)	6,369,627	6,369,627

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,369,627)		6,369,627

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	31

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

Total Investments- 154.32%
(Cost $302,383,241)	$297,190,326

Liabilities in Excess of Other Assets - (7.28)%	(14,010,422)

Leverage Facility - (47.05)%	(90,600,000)

Net Assets - 100.00%	$192,579,904

Amounts above are shown as a percentage of net assets as of June 30, 2024.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2024 was 5.45%

3M US L - 3 Month LIBOR as of June 30, 2024 was 5.59%

6M US L - 6 Month LIBOR as of June 30, 2024 was 5.68%

1M US SOFR- 1 Month SOFR as of June 30, 2024 was 5.34%

3M US SOFR - 3 Month SOFR as of June 30, 2024 was 5.32%

6M US SOFR - 6 Month SOFR as of June 30, 2024 was 5.25%

1M CME TERM SOFR - 1 Month CME TERM SOFR as of June 30, 2024 was 5.34%

3M CME TERM SOFR - 3 Month CME TERM SOFR as of June 30, 2024 was 5.32%

6M CME TERM SOFR - 6 Month CME TERM SOFR as of June 30, 2024 was 5.25%

PRIME - US Prime Rate as of June 30, 2024 was 8.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	A portion of this position was not funded as of June 30, 2024. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2024, the Fund has unfunded delayed draw loans in the amount of $424,300. Fair value of these unfunded delayed draws was $426,493. Additional information is provided in Note 9 General Commitments and Contingencies.

(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $20,302,986, which represented approximately 10.54% of net assets as of June 30, 2024. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(f)	Non-income producing security.

See Notes to Financial Statements.

32	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 130.25%
Aerospace & Defense - 4.55%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M CME TERM SOFR + 4.25%, 0.75% Floor, 05/25/2028	$1,295,166	$960,761
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M CME TERM SOFR + 4.25%, 0.75% Floor, 05/25/2028	262,746	194,907
Dynasty Acquisition Co Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 08/24/2028	525,615	528,122
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	1,364,400	1,316,646
Novaria Holdings, LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 06/05/2031(b)	480,556	484,160
Peraton Corp., First Lien B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/01/2028	1,983,310	1,985,938
Standard Aero, Ltd., First Lien Term Loan, 1M US SOFR + 3.50%, 08/24/2028	202,664	203,631
TransDigm, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.25%, 02/28/2031	848,761	851,519
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 12/06/2030	784,022	785,911
World Wide Technology Holding Co LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 0.50% Floor, 04/21/2031	380,788	383,168
		7,694,763

Air Freight & Logistics - 2.29%
ASP LS Acquisition Corp., First Lien Term Loan, 3M CME TERM SOFR + 4.50%, 0.75% Floor, 05/07/2028	422,763	361,405
Clue Opco LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.50%, 12/19/2030	1,049,644	981,549
Rinchem Company, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 03/02/2029	1,190,523	1,031,374
Savage Enterprises LLC, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 09/15/2028	512,776	514,581
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 07/26/2028	972,425	976,460
		3,865,369

Automobile Components - 2.62%
Belron Finance US LLC, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 0.50% Floor, 04/18/2029	320,439	321,573
Clarios Glob LP, First Lien Term Loan, 6M CME TERM SOFR + 2.75%, 06/05/2030	496,074	497,857
First Brands Group LLC, First Lien Term Loan, 3M CME TERM SOFR + 5.00%, 1.00% Floor, 03/30/2027	936,175	932,080
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M CME TERM SOFR + 5.00%, 03/30/2027	781,035	777,254
LTI Holdings, Inc., First Lien Initial Term Loan, 1M CME TERM SOFR + 3.50%, 09/06/2025	1,184,821	1,169,916
LTI Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 07/24/2026	360,418	357,243
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 09/06/2026	382,979	363,351
		4,419,274
Beverages - 0.38%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M CME TERM SOFR + 3.25%, 0.50% Floor, 03/31/2028	633,336	634,286

Biotechnology - 0.61%
Grifols Worldwide Operations, First Lien Term Loan, 1M US SOFR + 2.00%, 11/15/2027	1,042,898	1,027,254

Broadline Retail - 0.20%
Peer Hldg III BV, First Lien Term Loan, 6M CME TERM SOFR + 3.00%, 06/23/2031	334,266	335,033

Building Products - 3.72%
Gulfside Supply Inc, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 05/29/2031(b)	231,284	231,717
LBM Acquisition LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 05/30/2031	1,259,443	1,240,111
LHS Borrower, LLC, First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 02/16/2029	727,489	690,387
Miter Brands Acquisition Holdco Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 03/28/2031	828,659	834,704

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	33

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Building Products (continued)
Oscar Acquisitionco LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 0.50% Floor, 04/29/2029	$1,128,030	$1,128,825
Resideo Funding Inc, First Lien Term Loan, 6M CME TERM SOFR + 2.25%, 06/13/2031	133,155	133,155
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M CME TERM SOFR + 5.00%, 05/28/2026	1,341,912	1,342,751
Trulite Holding Corp., First Lien Term Loan, 1M US SOFR + 6.00%, 03/01/2030	700,201	680,946
		6,282,596

Capital Markets - 5.50%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M CME TERM SOFR + 3.75%, 0.50% Floor, 07/27/2028	1,200,323	1,203,324
AssetMark 6/24 TLB 1L, First Lien Term Loan, 6M CME TERM SOFR + 3.25%, 06/03/2031	534,746	535,749
Cetera Financial 5/24 TLB 1L, First Lien Term Loan, 3M CME TERM SOFR + 9.34%, 08/09/2030	1,265,886	1,272,348
Citadel Securities LP, First Lien Term Loan, 1M US SOFR + 2.25%, 07/29/2030	370,596	372,078
CITCO FDG LLC, First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 04/27/2028	1,698,400	1,706,187
CPI Holdco B LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 05/17/2031	445,330	445,401
Edelman Financial Engines Center LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 04/07/2028	54,064	54,204
Focus Financial Partners LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/30/2028	1,425,301	1,425,636
Focus Financial Partners, LLC, First Lien Term Loan, 1M US SOFR + 2.75%, 06/30/2028	474,583	474,652
Kestra Advisor Services Holdings A INC, First Lien Term Loan, 1M US SOFR + 4.00%, 03/22/2031	521,346	523,888
Osaic Holdings Inc aka Advisor Group, First Lien Term Loan, 1M US SOFR + 4.00%, 08/17/2028	1,261,763	1,267,207
		9,280,674

Chemicals - 1.12%
CI Maroon Holdings LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 03/01/2031	315,000	316,969
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 6M CME TERM SOFR + 2.25%, 06/12/2031	1,233,490	1,234,698
Geon Performance Solutions LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 0.75% Floor, 08/18/2028	341,852	343,777
		1,895,444

Commercial Services & Supplies - 6.83%
Action Environmental Group, Inc., First Lien Term Loan:
3M CME TERM SOFR + 4.00%, 0.50% Floor, 10/24/2030(b)	1,191,805	1,200,743
6M CME TERM SOFR + 4.00%, 0.50% Floor, 10/24/2030(b)	82,950	83,572
6M CME TERM SOFR + 4.00%, 0.50% Floor, 10/24/2030(b)	110,600	111,430
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 05/12/2028	1,903,776	1,898,607
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US SOFR + 1.75%, 01/15/2027	750,000	750,844
Belfor Holdings, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/01/2030	236,369	238,141
Equiniti Group PLC, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 12/11/2028	297,143	298,814
Garda World Security Corp., First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 02/01/2029	1,619,188	1,631,332
GFL Environmental, Inc., First Lien Term Loan, 6M US L + 0.00%, 0.50% Floor, 06/27/2031(b)	145,000	145,362
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	64,238	64,279
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	1,188,202	1,188,950
Omnia Partners, LLC, First Lien Term Loan, L + 3.75%, 07/25/2030	1,122,186	1,124,111
Prime Sec Services Borrower LLC, TL, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 10/13/2030	1,074,615	1,075,367

See Notes to Financial Statements.

34	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Commercial Services & Supplies (continued)
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M CME TERM SOFR + 7.75%, 1.00% Floor, 10/31/2025(b)	$533,333	$10,667
TMF Sapphire Bidco B.V., TL, First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 05/03/2028	645	648
TMF Sapphire US LLC aka TMF Group TLB 1L, First Lien Term Loan 05/03/2028	256,891	$257,895
TRC Companies, First Lien Term Loan, 1M US SOFR + 3.75%, 12/08/2028	491,742	493,402
United Site Cov-Lite, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 12/15/2028	943,279	631,474
Vestis Corp, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 02/22/2031	320,122	318,989
		11,524,627

Communications Equipment - 0.05%
MLN US HoldCo LLC, First Lien B Term Loan, 3M CME TERM SOFR + 4.50%, 11/30/2025	699,130	78,652

Construction & Engineering - 2.39%
Aegion Corporation, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 05/17/2028	3,476	3,494
Amentum Government Services Holdings LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 02/15/2029	1,289,455	1,296,708
Artera Services LLC aka PowerTeam, First Lien Term Loan, 3M CME TERM SOFR + 4.50%, 02/15/2031	262,919	264,632
Azuria Water Solutions Inc aka Aegion TLB 1L, First Lien Term Loan 05/17/2028	1,386,772	1,394,080
Groundworks LLC, First Lien Term Loan:
1M US SOFR + 3.50%, 03/14/2031	676,848	677,272
6M CME TERM SOFR + 4.00%, 03/14/2031(c)	19,932	19,944
Touchdown Acquirer Inc aka TenCate, First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 02/21/2031	345,901	347,956
Tutor Perini Corp., First Lien B Term Loan, 1M US SOFR + 4.75%, 1.00% Floor, 08/18/2027	34,918	35,042
		4,039,128

Construction Materials - 1.59%
Quikrete Holdings, Inc., First Lien Term Loan, 1M US SOFR + 2.50%, 04/14/2031	989,154	992,502
Summit Materials LLC, First Lien Term Loan, 3M CME TERM SOFR + 2.50%, 01/12/2029	175,277	176,701
Tamko Building Products LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 09/20/2030	1,502,982	1,504,861
		2,674,064

Containers & Packaging - 2.99%
Altium Packaging LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 06/11/2031	116,518	116,518
Anchor Packaging LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 07/18/2029	363,000	363,713
Berlin Packaging LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 06/07/2031	505,375	507,098
ProAmpac PG Borrower LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 09/15/2028	820,740	823,715
Supplyone 3/24, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 04/19/2031	679,367	681,279
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M CME TERM SOFR + 3.25%, 0.50% Floor, 03/03/2028	1,187,755	1,187,387
Trident TPI Holdings, Inc., First Lien Term Loan, 3M CME TERM SOFR + 9.33%, 0.50% Floor, 09/15/2028	1,366,145	1,369,847
		5,049,557

Distributors - 1.55%
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	1,277,742	1,241,805
Johnstone Supply LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.00%, 05/16/2031	480,247	481,448
S&S Holdings LLC, First Lien Initial Term Loan, 1M US SOFR + 5.00%, 0.50% Floor, 03/11/2028	889,571	891,795
		2,615,048

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	35

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Diversified Consumer Services - 3.22%
Cengage Learning, Inc., First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 1.00% Floor, 03/24/2031	$687,173	$689,966
Fugue Finance LLC aka Nord Anglia, First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 02/26/2031	290,325	293,119
Imagine Learning LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 12/21/2029	977,550	978,616
Loyalty Ventures, Inc., First Lien Term Loan, 3M Prime + 3.50%, 11/03/2027(b)	409,425	4,094
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M CME TERM SOFR + 5.00%, 03/12/2029	135,176	135,866
Mister Car Wash 3/24, First Lien Term Loan, 1M US SOFR + 3.00%, 03/27/2031	326,984	328,356
Spring Education Group, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 10/04/2030	757,130	761,783
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 02/10/2029	1,121,880	1,122,581
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	394,678	381,258
Wand NewCo 3 Inc aka Caliber Collision, First Lien Term Loan, 1M US SOFR + 3.75%, 01/30/2031	727,065	732,711
		5,428,350

Diversified REITs - 0.37%
Iron Mountain Information Management LLC, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 01/31/2031	400,619	399,449
Opry Entertainment/OEG, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 06/25/2031(b)	229,356	229,929
		629,378

Diversified Telecommunication Services - 3.59%
Coral-US Co-Borrower LLC, First Lien B-5 Term Loan, 1M US SOFR + 2.25%, 01/31/2028	704,605	682,255
Level 3 Financing Inc., First Lien Term Loan:
1M US SOFR + 6.56%, 04/15/2029	172,908	169,694
1M US SOFR + 6.56%, 04/15/2030	174,177	169,996
Lorca Finco PLC, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 04/17/2031	290,000	291,088
Lumen Technologies, Inc., First Lien Term Loan, 1M US SOFR + 6.00%, 06/01/2028	17,062	14,218
Radiate Holdco, LLC,, First Lien Term Loan, 1M US SOFR + 3.25%, 09/25/2026	1,178,841	958,056
Telenet Financing USD LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 04/30/2028	980,607	935,460
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US SOFR + 2.25%, 04/30/2028	1,335,308	1,313,964
Virgin Media Bristol LLC, First Lien Term Loan, 1M CME TERM SOFR + 2.50%, 01/31/2028	493,300	472,586
Zacapa S.A.R.L., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 03/22/2029	1,040,647	1,041,136
		6,048,453

Electric Utilities - 1.47%
Generation Bridge Northeast LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 08/22/2029	521,335	525,245
NRG Energy 3/24 Cov-Lite, First Lien Term Loan, 1M US SOFR + 2.00%, 04/16/2031	714,000	714,982
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 1M US SOFR + 2.00%, 12/20/2030	1,229,118	1,231,490
		2,471,717

Electrical Equipment - 0.59%
Generac Power 6/24 TL, First Lien Term Loan 02/12/2031(b)	1,000,000	1,002,500

Electronic Equipment, Instruments & Components - 1.92%
Celestica 5/24 TLB 1L, First Lien Term Loan, 1M US SOFR + 1.75%, 05/23/2031	175,338	175,338
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 07/02/2029	1,023,173	1,025,219
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 0.75% Floor, 03/30/2029	581,429	571,527
Discovery Energy Corp., First Lien Term Loan, 3M CME TERM SOFR + 4.75%, 05/01/2031	669,667	673,330

See Notes to Financial Statements.

36	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Electronic Equipment, Instruments & Components (continued)
Mirion Technologies US, Inc., First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 0.50% Floor, 10/20/2028	$793,222	$795,331
		3,240,745

Energy Equipment & Services - 0.34%
Ursa Minor US Bidco LLC aka Rosen, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 03/26/2031	560,221	564,658

Entertainment - 1.01%
CE Intermediate I LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 0.50% Floor, 11/10/2028	752,675	755,264
EP Purcasher, LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 11/06/2028	940,005	941,688
		1,696,952

Financial Services - 1.52%
Mitchell International, First Lien Term Loan, 6M CME TERM SOFR + 3.25%, 06/17/2031	1,209,780	1,200,997
Planet US Buyer, LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 02/07/2031	540,595	544,717
Polaris Newco LLC, First Lien Dollar Term Loan, 3M CME TERM SOFR + 4.00%, 0.50% Floor, 06/02/2028	821,051	821,704
		2,567,418

Food Products - 1.20%
CH Guenther 11/21, First Lien Term Loan, 3M CME TERM SOFR + 3.00%, 12/08/2028	271,204	272,053
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	980,927	981,486
Saratoga Food Specialties LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 03/07/2029	253,073	254,812
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M CME TERM SOFR + 4.00%, 1.00% Floor, 12/18/2026	516,834	518,126
		2,026,477

Ground Transportation - 1.05%
Genesee & WY Inc, First Lien Term Loan, 3M CME TERM SOFR + 2.00%, 04/10/2031	1,765,113	1,765,281

Health Care Equipment & Supplies - 1.47%
Resonetics LLC, First Lien Term Loan, 3M CME TERM SOFR + 9.08%, 06/06/2031	862,757	865,453
Siemens/SivantosWS Audiology, First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 02/28/2029	1,600,818	1,606,821
		2,472,274

Health Care Providers & Services - 7.97%
DaVita, Inc., First Lien B Term Loan, 3M CME TERM SOFR + 1.75%, 08/12/2026	601,558	602,060
Global Medical Response, Inc., First Lien Term Loan, 3M CME TERM SOFR + 5.50%, 1.00% Floor, 10/31/2028(d)	1,563,867	1,517,733
Heartland Dental LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 0.75% Floor, 04/28/2028	1,004,535	1,008,367
IVI America LLC aka IVIRMA, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 04/18/2031	437,500	440,714
MED ParentCo, LP, First Lien Term Loan, 1M US SOFR + 4.00%, 04/15/2031	455,086	455,473
Medical Solutions LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 11/01/2028	981,452	748,181
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.25%, 03/12/2028	1,202,685	1,056,859
NAPA Management Services Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	1,002,798	962,165

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	37

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Health Care Providers & Services (continued)
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M CME TERM SOFR + 4.75%, 0.75% Floor, 02/28/2028	$1,329,259	$1,328,150
Outcomes Group Holdings, Inc., First Lien Term Loan, 3M US L + 4.25%, 05/06/2031	764,477	767,882
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US SOFR + 3.75%, 03/31/2027	1,229,550	971,805
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 12/29/2028	1,015,172	983,656
Radiology Partners Inc, First Lien Term Loan, 6M CME TERM SOFR + 5.00%, 01/31/2029	1,298,917	1,235,270
Surgery Center Holdings Inc, First Lien Term Loan, 1M US SOFR + 2.75%, 12/19/2030	293,130	294,248
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 0.50% Floor, 10/01/2028	1,107,037	1,064,754
		13,437,317

Health Care Technology - 2.59%
Cotiviti Inc., First Lien Term Loan, 6M US L + 0.00%, 05/01/2031	1,753,130	1,746,923
Gainwell Acquisition Corp., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 10/01/2027	1,519,350	1,475,030
GHX Ultimate Parent Corp., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 0.50% Floor, 06/30/2027(b)	997,962	1,005,447
Waystar Technologies, Inc., First Lien Term Loan, 6M CME TERM SOFR + 3.00%, 10/22/2029	144,838	145,200
		4,372,600

Hotels, Restaurants & Leisure - 6.16%
1011778 BC UNLIMITED LIABILITY CO, First Lien Term Loan, 1M US SOFR + 1.75%, 09/20/2030	1,430,017	1,428,208
Bally's Corp., First Lien Term Loan, 3M CME TERM SOFR + 3.25%, 0.50% Floor, 10/02/2028	1,385,299	1,318,777
Caesars Entertainment, Inc., First Lien Term Loan:
3M CME TERM SOFR + 2.75%, 0.50% Floor, 02/06/2030	1,194,040	1,196,368
3M CME TERM SOFR + 2.75%, 0.50% Floor, 02/06/2031	350,746	351,458
Cedar Fair LP, First Lien Term Loan, 1M US SOFR + 2.00%, 05/01/2031	297,386	297,247
Entain plc, First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 10/31/2029	1,142,049	1,145,309
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 01/27/2029	834,862	836,790
Flutter Financing B.V., First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 11/25/2030	1,555,398	1,558,159
Hilton Grand Vacations Borrower, LLC, First Lien Term Loan, 1M US SOFR + 2.75%, 01/17/2031	699,914	700,789
IRB Holding Corporation, First Lien Term Loan, 1M US SOFR + 2.75%, 12/15/2027	349,112	349,374
LC Ahab US Bidco LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 05/01/2031	274,413	275,272
OVG Business Services, LLC TLB 1L, First Lien Term Loan, 6M US L + 0.00%, 06/13/2031	457,441	457,157
Tacala Investment Corp, First Lien Term Loan, 1M US SOFR + 4.00%, 01/31/2031	481,392	484,052
		10,398,960

Household Durables - 0.81%
ACProducts Holdings, Inc., First Lien Term Loan, 3M US L + 4.25%, 0.50% Floor, 05/17/2028	1,601,893	1,362,274

Independent Power and Renewable Electricity Producers - 0.82%
Calpine Corp., First Lien Term Loan, 1M US SOFR + 2.00%, 01/31/2031	1,381,912	1,379,176

Insurance - 3.27%
AmWINS Group, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 0.75% Floor, 02/19/2028	491,036	491,227
Baldwin Insurance Group Holdings LLC, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 05/26/2031(b)	1,045,425	1,046,732
BroadStreet Partners Inc, First Lien Term Loan, 6M CME TERM SOFR + 3.25%, 06/13/2031	845,429	844,161
Hyperion Refinance Sarl, First Lien Term Loan:
1M US SOFR + 4.00%, 0.50% Floor, 04/18/2030	1,265,407	1,268,893
1M US SOFR + 3.50%, 0.50% Floor, 02/15/2031	427,890	429,351

See Notes to Financial Statements.

38	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Insurance (continued)
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan, 3M CME TERM SOFR + 4.75%, 05/06/2032	$472,588	$483,221
USI Inc/NY aka Compass Investors TLB, First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 09/27/2030	952,620	953,811
		5,517,396

Interactive Media & Services - 0.36%
Foundational Education Group, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 08/31/2028(b)	32,882	32,060
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.50%, 0.75% Floor, 03/11/2028(b)	576,077	577,517
		609,577

IT Services - 4.50%
Access CIG LLC, First Lien Term Loan, 3M CME TERM SOFR + 5.00%, 0.50% Floor, 08/18/2028	135,239	136,275
Ahead DB Holdings, LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 02/01/2031	668,582	671,614
Asurion LLC, Second Lien Term Loan, 1M US SOFR + 5.25%, 01/20/2029	53,839	49,822
Chrysaor Bidco Sarl DDTL 1L, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 05/14/2031	19,735	19,846
Chrysaor Bidco Sarl TLB 1L, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 05/14/2031	266,849	268,352
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US SOFR + 7.00%, 02/19/2029	1,625,691	1,459,057
Go Daddy Oper Co LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 05/30/2031	414,000	414,120
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.75% Floor, 02/10/2028	1,542,792	1,436,725
Presidio/Fortress Intermediate 4/24 TLB 1L, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 05/09/2031(b)	1,089,000	1,091,722
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 05/12/2028	551,301	551,547
Virtusa Corp., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 02/15/2029	1,138,249	1,142,694
World Wide Technology 3/24, First Lien Term Loan, 1M US SOFR + 2.75%, 03/01/2030(b)	351,986	353,746
		7,595,520

Life Sciences Tools & Services - 2.42%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 0.50% Floor, 02/22/2028	1,160,366	1,161,236
Curia Global, Inc., First Lien 2021 Term Loan, 3M CME TERM SOFR + 3.75%, 0.75% Floor, 08/30/2026	1,253,175	1,183,605
IQVIA INC., First Lien Term Loan, 3M CME TERM SOFR + 2.00%, 01/02/2031	167,428	168,317
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2027	889,564	884,747
Parexel International Corporation, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/15/2028	684,815	687,062
		4,084,967

Machinery - 6.44%
Asp Blade Holdings, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 0.50% Floor, 10/13/2028	229,095	175,201
Bettcher Industries, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 12/14/2028	730,038	728,669
Crosby US Acquisition corp., First Lien Term Loan, 1M US SOFR + 4.00%, 08/16/2029	340,771	343,078
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 0.75% Floor, 05/19/2028	1,338,879	1,345,888
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M CME TERM SOFR + 4.50%, 0.50% Floor, 08/30/2028	630,924	616,255
INNIO Group Hldg GmbH, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 11/02/2028	157,472	158,014

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	39

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Machinery (continued)
INNIO Group Holding GmbH, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 11/02/2028	$395	$396
LSF11 Trinity Bidco Inc, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 06/14/2030	989,614	995,493
Osmosis Buyer Limited, First Lien Initial B Term Loan, 3M CME TERM SOFR + 4.00%, 0.50% Floor, 07/31/2028	1,395,648	1,399,709
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 3.50%, 1.00% Floor, 08/31/2028	1,174,438	1,181,779
Project Castle, Inc., First Lien Term Loan, 3M CME TERM SOFR + 5.50%, 06/01/2029	1,316,059	1,178,971
SPX FLOW Inc, First Lien Term Loan, 1M US SOFR + 3.50%, 04/05/2029	386,852	389,529
TK Elevator Midco GmbH, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 04/30/2030	1,097,266	1,104,294
Victory Buyer LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 0.50% Floor, 11/19/2028	1,295,664	1,250,316
		10,867,592

Media - 1.16%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan, 6M CME TERM SOFR + 2.75%, 12/21/2028	194,381	194,807
American Greetings Corp., First Lien Term Loan, 1M US SOFR + 5.75%, 10/30/2029	750,350	755,745
Cable One, Inc., First Lien Term Loan, 3M US L + 2.00%, 05/03/2028	306,943	302,723
Cogeco Financing 2 LP, First Lien Term Loan, 3M CME TERM SOFR + 2.50%, 0.50% Floor, 09/01/2028	173,686	168,383
Fleet Midco I Ltd., First Lien Term Loan, 1M US SOFR + 3.25%, 02/21/2031	382,987	385,381
Univision Communications, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 03/15/2026	157,218	157,483
		1,964,522

Metals & Mining - 0.74%
Arsenal AIC Parent, LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 08/18/2030	1,243,957	1,252,975

Mortgage Real Estate Investment - 0.34%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 04/23/2026	294,588	289,800
1M US SOFR + 2.75%, 0.50% Floor, 04/23/2026	294,670	290,987
		580,787

Oil, Gas & Consumable Fuels - 0.85%
Buckeye Partners LP, First Lien Term Loan:
1M US SOFR + 2.00%, 11/01/2026	357,474	358,239
3M CME TERM SOFR + 2.00%, 11/22/2030	262,554	262,842
Freeport LNG, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 12/21/2028	142,278	142,297
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M CME TERM SOFR + 2.50%, 10/04/2030	317,105	317,898
Whitewater Whistler Holdings LLC, First Lien Term Loan, 6M CME TERM SOFR + 2.25%, 02/15/2030	352,922	353,437
		1,434,713
Passenger Airlines - 1.30%
Air Canada, First Lien Term Loan, 3M CME TERM SOFR + 2.50%, 03/21/2031	491,820	493,125
American Airlines, Inc., First Lien 2020 Term Loan, 6M CME TERM SOFR + 1.75%, 01/29/2027	200,716	200,277
American Airlines, Inc., First Lien Term Loan, 1M US SOFR + 2.75%, 02/15/2028	535,010	534,491
United Airlines, Inc. aka Continental, First Lien Term Loan, 1M US SOFR + 2.75%, 02/22/2031	967,308	970,936
		2,198,829

See Notes to Financial Statements.

40	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Pharmaceuticals - 1.48%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	$1,361,425	$1,358,130
Padagis LLC, First Lien Initial Term Loan, 3M CME TERM SOFR + 4.75%, 0.50% Floor, 07/06/2028(b)	1,158,828	1,135,651
		2,493,781

Professional Services - 10.85%
AG Group Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/29/2028	1,249,199	1,247,637
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	951,821	953,606
Ankura Consulting Group LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 0.75% Floor, 03/17/2028	263,925	264,970
Cast & Crew LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 12/29/2028	880,774	882,347
CoreLogic, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 06/02/2028	394,396	389,184
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.50%, 0.50% Floor, 06/04/2029	553,488	543,802
DTI Holdco, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 04/26/2029	718,635	722,479
Dun & Bradstreet Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 01/18/2029	666,330	667,579
EAB Global, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 0.50% Floor, 08/16/2028	755,292	755,481
Eisner Advisory Group LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 02/28/2031	847,239	856,596
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 07/06/2029	290,278	291,791
Element Materials Technology Group Holdings, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 07/06/2029	628,938	632,215
Galaxy US Opco Inc. TL, First Lien Term Loan, 3M CME TERM SOFR + 4.75%, 04/29/2029	861,341	702,712
Genuine Financial Holdings LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 09/27/2030	1,810,052	1,806,432
Grant Thornton 5/24 Cov-Lite TLB 1L, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 06/02/2031	822,739	826,124
Isolved, Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 10/15/2030	311,131	312,298
Lereta, LLC, First Lien Term Loan, 1M US SOFR + 5.25%, 07/30/2028	425,826	321,143
Mermaid Bidco Inc aka Datasite TL 1L, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 06/30/2031(b)	448,800	449,922
Neptune Bidco US, Inc., First Lien Term Loan:
3M CME TERM SOFR + 4.75%, 10/11/2028	415,331	390,722
3M CME TERM SOFR + 5.00%, 0.50% Floor, 04/11/2029	531,244	501,362
Ryan LLC., First Lien Term Loan, 1M US SOFR + 3.50%, 11/14/2030	601,461	604,694
Sedwick CMS 2/23 TLB, First Lien Term Loan, 1M US SOFR + 3.75%, 02/24/2028	770,503	772,322
Trans Union LLC, First Lien Term Loan, 6M CME TERM SOFR + 1.75%, 06/06/2031	1,075,436	1,074,898
TTF Holdings LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 06/20/2031(b)	682,817	682,817
Vaco Holdings, LLC, First Lien Term Loan, 3M CME TERM SOFR + 5.00%, 01/21/2029	1,278,174	1,271,247
Veritext 3/24, First Lien Term Loan, 1M US SOFR + 3.50%, 08/09/2030	379,490	381,720
		18,306,100

Real Estate Management & Development - 0.65%
Cushman & Wakefield US Borrower LLC, First Lien Initial Term Loan, 1M US SOFR + 3.00%, 01/31/2030(b)	505,291	505,922
Cushman & Wakefield US Borrower LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 01/31/2030(b)	577,320	581,650
		1,087,572

Software - 15.92%
Apttus Corp., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/08/2028	306,315	306,698
BEP Intermediate/Buyers Edge 4/24 TLB, First Lien Term Loan, 1M US SOFR + 3.75%, 04/25/2031(b)	298,143	299,634

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	41

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Software (continued)
Boost Newco Borrower LLC aka Worldpay 1L TL, First Lien Term Loan 01/31/2031	767,099	$769,124
Boxer Parent Company Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 12/29/2028	380,221	381,476
Central Parent, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.25%, 07/06/2029	940,294	929,424
Cloud Software Group Inc aka Balboa/Citrix TLB 1L, First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 03/30/2029	1,490,431	1,491,087
Cloud Software Group Inc, First Lien Term Loan, 3M CME TERM SOFR + 4.50%, 03/21/2031	195,132	195,909
Cloudera, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 0.50% Floor, 10/08/2028	994,911	996,776
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,659,295	1,570,796
Delta Topco, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 11/30/2029	541,858	542,253
Epicor Software Corp, First Lien Term Loan:
1M US SOFR + 3.25%, 05/30/2031(c)	283,331	284,865
3M US L + 0.00%, 05/30/2031	37,662	37,866
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M CME TERM SOFR + 4.00%, 02/18/2027	1,329,352	1,282,134
Flexera Software LLC, First Lien Term Loan, 3M CME TERM SOFR + 8.83%, 03/03/2028	433,208	435,374
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 11/19/2026	1,173,097	1,059,454
Idera INC, First Lien Term Loan, 1M US SOFR + 3.50%, 03/02/2028	1,208,059	1,201,263
Infoblox 4/24 2nd lien TL 1L, Second Lien Term Loan, 3M CME TERM SOFR + 5.25%, 11/29/2030	579,428	589,278
Instructure Holdings, INC., First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 10/30/2028	274,008	274,180
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 12/01/2027	240,682	190,440
Ivanti Software, Inc., Second Lien Term Loan, 3M CME TERM SOFR + 7.25%, 12/01/2028	476,866	313,837
Magenta Buyer LLC, First Lien Initial Term Loan, 1M US SOFR + 5.00%, 0.75% Floor, 07/27/2028	1,548,030	867,864
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.50%, 05/02/2029	383,272	357,593
Modena Buyer LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 04/18/2031	869,313	849,619
Perforce Software, Inc., First Lien New Term Loan, 1M US SOFR + 3.75%, 07/01/2026	245,494	245,187
Planview Parent Inc, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 12/17/2027	555,542	555,773
Project Alpha Intermediate Holding Inc, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 10/28/2030	1,072,356	1,076,973
Project Leopard Holdings, Inc., First Lien Term Loan, 3M CME TERM SOFR + 5.25%, 0.50% Floor, 07/20/2029	861,341	803,928
Proofpoint Inc, First Lien Term Loan, 3M CME TERM SOFR + 3.00%, 08/31/2028	220,517	220,972
Quartz Acquireco LLC, First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 06/28/2030	1,469,822	1,472,578
Quest Borrower Ltd., First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 02/01/2029	1,513,360	1,127,877
Rocket Software, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 11/28/2028	943,982	949,084
SS&C Technologies, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 05/09/2031	1,308,057	1,311,445
Surf Holdings Sarl., First Lien Dollar Tranche Term Loan, 1M US SOFR + 3.50%, 03/05/2027	890,727	892,816
Vision Solutions, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 0.75% Floor, 04/24/2028	1,627,463	1,605,085
VS Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 04/12/2031	619,708	622,032
Webpros Luxembourg Sarl, First Lien Term Loan, 1M US SOFR + 4.00%, 03/28/2031(b)	262,262	264,721
Xplor T1, LLC, First Lien Term Loan, 3M CME TERM SOFR + 9.60%, 06/14/2031(b)	483,000	483,000
		26,858,415
Specialty Retail - 2.21%
APRO LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 06/13/2034(b)	491,129	491,743
EG America LLC, First Lien Term Loan, 3M CME TERM SOFR + 5.50%, 0.50% Floor, 02/07/2028	415,237	410,912
HomeServe USA Corp., First Lien Term Loan, 1M US SOFR + 2.50%, 10/21/2030	311,631	312,768
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 05/04/2028	929,437	932,663

See Notes to Financial Statements.

42	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Specialty Retail (continued)
Spencer Spirit IH LLC, First Lien Term Loan, 6M US L + 0.00%, 06/01/2034(b)	$723,429	$723,429
StubHub Holdco Sub LLC, First Lien Term Loan, 1M US SOFR + 4.75%, 03/15/2030	848,021	849,348
		3,720,863

Technology Hardware, Storage & Peripherals - 0.46%
Xerox 11/23, First Lien Term Loan, 1M US SOFR + 4.00%, 11/17/2029	775,755	776,120

Textiles, Apparel & Luxury Goods - 0.61%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M CME TERM SOFR + 5.50%, 12/19/2025	1,015,804	1,020,756

Trading Companies & Distributors - 3.22%
American Builders & Contractors Supply Co., Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 01/31/2031	191,260	191,883
Avolon TLB Borrower 1 (US), First Lien Term Loan, 1M US SOFR + 2.00%, 06/22/2028	649,387	651,010
CD&R Hydr SunSource, First Lien Term Loan, 1M US SOFR + 4.00%, 03/25/2031	653,652	655,694
Core & Main LP, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 02/09/2031(b)	155,203	155,689
Fastlane Parent Co., Inc., First Lien Term Loan, 1M CME TERM SOFR + 4.50%, 0.50% Floor, 09/29/2028	375,857	374,730
FCG Acquisitions, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 03/31/2028	724,821	725,818
Foundation Building Materials, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 01/29/2031	930,030	927,449
Park River Holdings, Inc., First Lien Initial Term Loan, 3M CME TERM SOFR + 3.25%, 0.75% Floor, 12/28/2027	742,876	727,811
White Cap Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 10/19/2029	393,287	394,406
Windsor Holdings III LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 08/01/2030	625,156	630,001
		5,434,491

Transportation Infrastructure - 0.30%
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 06/07/2028	507,837	508,188

Wireless Telecommunication Services - 0.67%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 12/17/2027	1,121,096	1,123,635

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $222,965,135)		219,717,098

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 7.29%
Consumer Finance - 0.29%
Parallel 2021-2, Ltd., 3M CME TERM SOFR + 7.46%, 10/20/2034(b)(e)	500,000	491,383

Financial Services - 7.00%
Bain Capital Credit CLO 2022-3, Ltd., 3M CME TERM SOFR + 3.70%, 07/17/2035(b)(e)	1,620,000	1,625,404
CIFC Funding 2019-V, Ltd., 3M CME TERM SOFR + 3.41%, 01/15/2035(b)(e)	1,600,000	1,607,445
Clover CLO 2021-3 LLC, 3M CME TERM SOFR + 3.36%, 01/25/2035(b)(e)	2,000,000	2,010,526
Danby Park CLO, Ltd., 3M CME TERM SOFR + 5.33%, 10/21/2035(b)(e)	1,000,000	1,015,264
HPS Loan Management CLO 6-2015, Ltd., 3M CME TERM SOFR + 5.36%, 02/05/2031(b)(e)	833,000	829,906
Magnetite XXXV, Ltd., 3M CME TERM SOFR + 4.00%, 10/25/2036(b)(e)	1,000,000	1,027,418
OCP CLO 2020-18, Ltd., 3M CME TERM SOFR + 6.69%, 07/20/2032(b)(e)	1,000,000	1,003,043
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M CME TERM SOFR + 7.29%, 04/20/2035(b)(e)	1,000,000	987,437
PPM CLO 3, Ltd., 3M CME TERM SOFR + 6.87%, 04/17/2034(b)(e)	500,000	475,028

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	43

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Financial Services (continued)
Rad CLO 5, Ltd., 3M CME TERM SOFR + 6.96%, 07/24/2032(b)(e)	$250,000	$251,801
Romark CLO IV, Ltd., 3M CME TERM SOFR + 7.21%, 07/10/2034(b)(e)	1,000,000	970,596
		11,803,868

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $12,121,874)		12,295,251

CORPORATE BONDS - 12.64%
Aerospace & Defense - 0.45%
Bombardier, Inc., 7.000%, 06/01/2032(e)	40,000	40,606
BWX Technologies, Inc., 4.125%, 06/30/2028(e)	70,000	65,431
KBR, Inc., 4.750%, 09/30/2028(e)	60,000	56,064
TransDigm, Inc.:
4.625%, 01/15/2029	109,000	101,795
4.880%, 05/01/2029	350,000	328,204
Triumph Group, Inc., 9.000%, 03/15/2028(e)	183,000	192,057
		784,157

Automobile Components - 0.08%
Patrick Industries, Inc., 4.750%, 05/01/2029(e)	155,000	142,975

Banks - 0.06%
Popular, Inc., 7.250%, 03/13/2028	95,000	97,642

Beverages - 0.08%
Primo Water Holdings, Inc., 4.375%, 04/30/2029(e)	152,000	140,154

Broadline Retail - 0.23%
Kohl's Corp., 5.550%, 07/17/2045	30,000	20,484
Nordstrom, Inc., 5.000%, 01/15/2044	50,000	40,431
Rakuten Group, Inc.:
11.250%, 02/15/2027(e)	237,000	253,556
9.750%, 04/15/2029(e)	70,000	72,258
		386,729

Building Products - 0.03%
Griffon Corp., 5.750%, 03/01/2028	49,000	47,323

Chemicals - 0.30%
Chemours Co., 5.750%, 11/15/2028(e)	200,000	184,877
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	120,000	115,395
Tronox, Inc., 4.625%, 03/15/2029(e)	231,000	208,769
		509,041

Commercial Services & Supplies - 0.22%
Cimpress PLC, 7.000%, 06/15/2026	130,000	130,032
CoreCivic, Inc., 8.250%, 04/15/2029	70,000	72,416
Deluxe Corp., 8.000%, 06/01/2029(e)	70,000	65,767
Pitney Bowes, Inc.:
6.875%, 03/15/2027(e)	35,000	33,092
7.250%, 03/15/2029(e)	85,000	76,455
		377,762

See Notes to Financial Statements.

44	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Construction & Engineering - 0.12%
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(e)	$111,000	$99,177
Tutor Perini Corp., 11.880%, 04/30/2029(e)	94,000	101,192
		200,369

Consumer Finance - 1.01%
Enova International, Inc., 11.250%, 12/15/2028(e)	50,000	53,451
FirstCash, Inc.:
4.630%, 09/01/2028(e)	90,000	84,677
5.625%, 01/01/2030(e)	170,000	161,174
6.875%, 03/01/2032(e)	136,000	136,152
goeasy, Ltd.:
9.250%, 12/01/2028(e)	134,000	142,359
7.625%, 07/01/2029(e)	120,000	122,503
Navient Corp.:
4.880%, 03/15/2028	240,000	220,512
9.380%, 07/25/2030	158,000	166,290
11.500%, 03/15/2031	40,000	44,101
OneMain Finance Corp.:
3.880%, 09/15/2028	50,000	44,877
7.875%, 03/15/2030	159,000	164,064
7.500%, 05/15/2031	32,000	32,408
PRA Group, Inc.:
8.380%, 02/01/2028(e)	30,000	29,920
8.880%, 01/31/2030(e)	52,000	51,956
Synchrony Financial, 7.250%, 02/02/2033	180,000	179,093
World Acceptance Corp., 7.000%, 11/01/2026(e)	68,000	64,883
		1,698,420

Containers & Packaging - 0.04%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 4.000%, 09/01/2029(e)	80,000	67,790

Diversified Consumer Services - 0.05%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(e)	90,000	86,677

Diversified REITs - 0.28%
Iron Mountain, Inc., 5.625%, 07/15/2032(e)	360,000	342,160
Service Properties Trust:
4.950%, 10/01/2029	98,000	74,444
4.375%, 02/15/2030	80,000	56,588
		473,192

Diversified Telecommunication Services - 0.50%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(e)	233,000	231,043
Consolidated Communications, Inc., 6.500%, 10/01/2028(e)	85,000	72,854
Frontier Communications Holdings LLC:
6.750%, 05/01/2029(e)	360,000	330,571
5.875%, 11/01/2029	70,000	61,056
6.000%, 01/15/2030(e)	50,000	43,571
Viasat, Inc.:
6.500%, 07/15/2028(e)	110,000	83,384
7.500%, 05/30/2031(e)	40,000	26,621
		849,100

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	45

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Electric Utilities - 0.14%
NRG Energy, Inc., 3.625%, 02/15/2031(e)	$60,000	$51,501
Vistra Operations Co. LLC:
5.000%, 07/31/2027(e)	50,000	48,402
7.750%, 10/15/2031(e)	125,000	130,272
		230,175

Energy Equipment & Services - 0.60%
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(e)	182,000	180,420
Enerflex, Ltd., 9.000%, 10/15/2027(e)	160,000	162,571
Helix Energy Solutions Group, Inc., 9.750%, 03/01/2029(e)	86,000	91,758
Precision Drilling Corp., 6.875%, 01/15/2029(e)	80,000	79,217
Transocean, Inc., 7.500%, 04/15/2031	84,000	78,871
USA Compression Partners LP / USA Compression Finance Corp., 7.125%, 03/15/2029(e)	170,000	171,434
Valaris, Ltd., 8.380%, 04/30/2030(e)	235,000	243,478
		1,007,749

Entertainment - 0.09%
Cinemark USA, Inc., 5.250%, 07/15/2028(e)	160,000	153,103

Financial Services - 0.58%
Burford Capital Global Finance LLC, 9.250%, 07/01/2031(e)	140,000	147,524
Compass Group Diversified Holdings LLC, 5.250%, 04/15/2029(e)	35,000	33,229
Encore Capital Group, Inc.:
9.250%, 04/01/2029(e)	50,000	52,166
8.500%, 05/15/2030(e)	81,000	82,559
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(e)	150,000	148,543
5.500%, 08/15/2028(e)	250,000	240,459
5.750%, 11/15/2031(e)	10,000	9,408
7.125%, 02/01/2032(e)	30,000	30,209
PennyMac Financial Services, Inc.:
4.250%, 02/15/2029(e)	100,000	91,031
7.875%, 12/15/2029(e)	5,000	5,160
5.750%, 09/15/2031(e)	130,000	121,849
PHH Mortgage Corp., 7.875%, 03/15/2026(e)	20,000	19,567
		981,704

Food Products - 0.10%
Post Holdings, Inc., 4.625%, 04/15/2030(e)	180,000	165,518

Gas Utilities - 0.14%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(e)	130,000	117,182
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(e)	130,000	119,422
		236,604

Health Care Providers & Services - 0.59%
AdaptHealth LLC:
6.125%, 08/01/2028(e)	120,000	114,689
5.125%, 03/01/2030(e)	140,000	122,596
CHS/Community Health Systems, Inc.:
6.875%, 04/15/2029(e)	62,000	47,486
10.880%, 01/15/2032(e)	210,000	218,828
DaVita, Inc.:
4.625%, 06/01/2030(e)	415,000	375,355
3.750%, 02/15/2031(e)	50,000	42,699

See Notes to Financial Statements.

46	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Health Care Providers & Services (continued)
ModivCare Escrow Issuer, Inc., 5.000%, 10/01/2029(e)	$20,000	$14,114
Pediatrix Medical Group, Inc., 5.375%, 02/15/2030(e)	70,000	61,958
		997,725

Health Care REITs - 0.17%
MPT Operating Partnership LP / MPT Finance Corp.:
5.250%, 08/01/2026	50,000	45,480
5.000%, 10/15/2027	140,000	115,756
4.625%, 08/01/2029	162,000	117,747
		278,983

Hotels, Restaurants & Leisure - 0.19%
Brinker International, Inc., 8.250%, 07/15/2030(e)	85,000	89,320
NCL Corp., Ltd., 5.875%, 03/15/2026(e)	230,000	227,547
		316,867

Household Durables - 0.42%
Dream Finders Homes, Inc., 8.250%, 08/15/2028(e)	30,000	30,751
Forestar Group, Inc., 3.850%, 05/15/2026(e)	105,000	100,706
LGI Homes, Inc., 8.750%, 12/15/2028(e)	79,000	82,336
M/I Homes, Inc.:
4.950%, 02/01/2028	120,000	115,827
3.950%, 02/15/2030	50,000	44,629
Tempur Sealy International, Inc., 4.000%, 04/15/2029(e)	365,000	329,608
		703,857

Household Products - 0.01%
Energizer Holdings, Inc., 4.750%, 06/15/2028(e)	25,000	23,428

Industrial Conglomerates - 0.26%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
6.250%, 05/15/2026	180,000	178,733
5.250%, 05/15/2027	30,000	28,186
9.750%, 01/15/2029(e)	120,000	124,470
9.000%, 06/15/2030(e)	106,000	105,556
		436,945

IT Services - 0.34%
Bread Financial Holdings, Inc., 9.750%, 03/15/2029(e)	212,000	222,920
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., 6.000%, 11/01/2029(e)	135,000	126,243
Sabre GLBL, Inc.:
8.630%, 06/01/2027(e)	150,000	138,332
11.250%, 12/15/2027(e)	80,000	77,817
		565,312

Machinery - 0.10%
Allison Transmission, Inc., 4.750%, 10/01/2027(e)	110,000	106,389
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	66,000	63,599
Wabash National Corp., 4.500%, 10/15/2028(e)	5,000	4,506
		174,494

Marine Transportation - 0.05%
Danaos Corp., 8.500%, 03/01/2028(e)	80,000	82,259

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	47

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Media - 0.97%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(e)	$186,000	$168,457
AMC Networks, Inc., 4.250%, 02/15/2029	88,000	59,465
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.375%, 06/01/2029(e)	80,000	72,855
4.750%, 03/01/2030(e)	140,000	121,347
4.250%, 02/01/2031(e)	50,000	40,861
7.375%, 03/01/2031(e)	170,000	167,727
4.500%, 05/01/2032	20,000	16,122
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(e)	180,000	157,706
7.500%, 06/01/2029(e)	99,000	82,826
CSC Holdings LLC:
11.250%, 05/15/2028(e)	90,000	78,490
11.750%, 01/31/2029(e)	45,000	38,407
5.750%, 01/15/2030(e)	15,000	5,674
Gray Television, Inc.:
4.750%, 10/15/2030(e)	160,000	96,159
5.375%, 11/15/2031(e)	140,000	79,477
Nexstar Media, Inc.:
5.625%, 07/15/2027(e)	395,000	375,553
4.750%, 11/01/2028(e)	50,000	44,500
Sinclair Television Group, Inc., 5.500%, 03/01/2030(e)	40,000	24,364
		1,629,990

Metals & Mining - 0.75%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	105,000	100,997
FMG Resources August 2006 Pty, Ltd., 5.875%, 04/15/2030(e)	130,000	127,137
Hudbay Minerals, Inc., 4.500%, 04/01/2026(e)	150,000	146,871
Iamgold Corp, 5.750%, 10/15/2028(e)	110,000	104,041
Kaiser Aluminum Corp., 4.625%, 03/01/2028(e)	50,000	46,841
Mineral Resources, Ltd.:
8.130%, 05/01/2027(e)	147,000	148,282
8.000%, 11/01/2027(e)	180,000	184,351
9.250%, 10/01/2028(e)	80,000	84,063
New Gold, Inc., 7.500%, 07/15/2027(e)	100,000	100,762
SunCoke Energy, Inc., 4.880%, 06/30/2029(e)	120,000	108,848
Taseko Mines, Ltd., 8.250%, 05/01/2030(e)	111,000	113,694
		1,265,887

Mortgage Real Estate Investment - 0.45%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(e)	150,000	125,915
Rithm Capital Corp., 8.000%, 04/01/2029(e)	264,000	256,505
Starwood Property Trust, Inc.:
4.380%, 01/15/2027(e)	370,000	350,687
7.250%, 04/01/2029(e)	28,000	28,335
		761,442

Office REITs - 0.07%
Brandywine Operating Partnership LP, 4.550%, 10/01/2029	70,000	61,011
Vornado Realty LP, 3.400%, 06/01/2031	70,000	55,032
		116,043

Oil, Gas & Consumable Fuels - 1.52%
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(e)	50,000	49,468
California Resources Corp., 8.250%, 06/15/2029(e)	80,000	81,718

See Notes to Financial Statements.

48	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels (continued)
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.750%, 07/15/2028(e)	$138,000	$130,819
CNX Resources Corp.:
6.000%, 01/15/2029(e)	178,000	174,329
7.250%, 03/01/2032(e)	56,000	57,158
Comstock Resources, Inc.:
6.750%, 03/01/2029(e)	240,000	232,772
5.875%, 01/15/2030(e)	105,000	97,778
CVR Energy, Inc., 8.500%, 01/15/2029(e)	230,000	231,147
Delek Logistics Partners LP / Delek Logistics Finance Corp.:
7.125%, 06/01/2028(e)	197,000	194,705
8.630%, 03/15/2029(e)	64,000	65,913
DT Midstream, Inc., 4.125%, 06/15/2029(e)	51,000	47,157
Energean PLC, 6.500%, 04/30/2027(e)	70,000	69,048
EnQuest PLC, 11.630%, 11/01/2027(e)	30,000	30,504
Karoon USA Finance, Inc., 10.500%, 05/14/2029(e)	26,000	26,162
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026(e)	50,000	49,555
New Fortress Energy, Inc., 6.500%, 09/30/2026(e)	280,000	257,823
NGL Energy Operating LLC / NGL Energy Finance Corp.:
8.130%, 02/15/2029(e)	60,000	61,180
8.380%, 02/15/2032(e)	40,000	40,648
Northern Oil & Gas, Inc., 8.130%, 03/01/2028(e)	226,000	228,720
Parkland Corp., 4.500%, 10/01/2029(e)	210,000	192,389
PBF Holding Co. LLC / PBF Finance Corp., 7.875%, 09/15/2030(e)	125,000	128,069
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	72,000	67,390
W&T Offshore, Inc., 11.750%, 02/01/2026(e)	50,000	51,474
		2,565,926

Paper & Forest Products - 0.08%
Mativ Holdings, Inc., 6.875%, 10/01/2026(e)	80,000	79,575
Mercer International, Inc., 5.125%, 02/01/2029	68,000	59,915
		139,490

Passenger Airlines - 0.02%
American Airlines, Inc., 7.250%, 02/15/2028(e)	36,000	36,061

Personal Care Products - 0.03%
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(e)	40,000	39,326
HLF Financing Sarl LLC / Herbalife International, Inc., 4.875%, 06/01/2029(e)	15,000	10,407
		49,733

Pharmaceuticals - 0.06%
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
6.750%, 05/15/2034(e)	63,000	62,991
7.875%, 05/15/2034(e)	37,000	38,064
		101,055

Real Estate Management & Development - 0.19%
Howard Hughes Corp., 4.125%, 02/01/2029(e)	145,000	129,826
Landsea Homes Corp., 8.880%, 04/01/2029(e)	42,000	41,631
Newmark Group, Inc., 7.500%, 01/12/2029(e)	143,000	147,123
		318,580

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	49

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Semiconductors & Semiconductor Equipment - 0.06%
ams-OSRAM AG, 12.250%, 03/30/2029(e)	$90,000	$93,302

Software - 0.28%
Fair Isaac Corp., 4.000%, 06/15/2028(e)	350,000	327,691
MicroStrategy, Inc., 6.125%, 06/15/2028(e)	150,000	145,540
		473,231

Specialized REITs - 0.10%
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	270,000	172,467

Specialty Retail - 0.41%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(e)	60,000	54,398
Bath & Body Works, Inc., 6.950%, 03/01/2033	70,000	68,212
Foot Locker, Inc., 4.000%, 10/01/2029(e)	110,000	91,767
Gap, Inc.:
3.625%, 10/01/2029(e)	166,000	143,860
3.875%, 10/01/2031(e)	130,000	108,658
Sonic Automotive, Inc., 4.880%, 11/15/2031(e)	100,000	88,121
Upbound Group, Inc., 6.375%, 02/15/2029(e)	20,000	19,203
Victoria's Secret & Co., 4.625%, 07/15/2029(e)	149,000	124,005
		698,224

Technology Hardware, Storage & Peripherals - 0.18%
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	356,000	306,966

Textiles, Apparel & Luxury Goods - 0.12%
Crocs, Inc., 4.250%, 03/15/2029(e)	90,000	82,126
Wolverine World Wide, Inc., 4.000%, 08/15/2029(e)	140,000	117,322
		199,448

Tobacco - 0.12%
Vector Group, Ltd., 5.750%, 02/01/2029(e)	215,000	201,675

TOTAL CORPORATE BONDS
(Cost $21,018,770)		21,345,574

	Shares	Value
COMMON STOCK - 0.21%
Health Care Equipment & Supplies - 0.07%
Carestream Health Holdings Inc(b)(f)	76,071	123,615

Health Care Providers & Services - 0.14%
Envision Healthcare Corp. Equity(f)	23,801	236,027

TOTAL COMMON STOCK
(Cost $2,238,878)		359,642

SHORT TERM INVESTMENTS - 2.95%
Open-end Investment Companies - 2.95%

See Notes to Financial Statements.

50	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Shares	Value
Fidelity Treasury Portfolio
(5.20% 7-Day Yield)	4,969,233	$4,969,233

TOTAL SHORT TERM INVESTMENTS
(Cost $4,969,233)		4,969,233

Total Investments- 153.35%
(Cost $263,313,891)		258,686,798

Liabilities in Excess of Other Assets - (6.40)%		(10,800,445)

Leverage Facility - (46.95)%		(79,200,000)

Net Assets - 100.00%		$168,686,352

Amounts above are shown as a percentage of net assets as of June 30, 2024.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2024 was 5.45%

3M US L - 3 Month LIBOR as of June 30, 2024 was 5.59%

6M US L - 6 Month LIBOR as of June 30, 2024 was 5.68%

1M US SOFR- 1 Month SOFR as of June 30, 2024 was 5.34%

3M US SOFR - 3 Month SOFR as of June 30, 2024 was 5.32%

6M US SOFR - 6 Month SOFR as of June 30, 2024 was 5.25%

1M CME TERM SOFR - 1 Month CME TERM SOFR as of June 30, 2024 was 5.34%

3M CME TERM SOFR - 3 Month CME TERM SOFR as of June 30, 2024 was 5.32%

6M CME TERM SOFR - 6 Month CME TERM SOFR as of June 30, 2024 was 5.25%

PRIME - US Prime Rate as of June 30, 2024 was 8.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	A portion of this position was not funded as of June 30, 2024. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2024, the Fund has unfunded delayed draw loans in the amount of $406,838. Fair value of these unfunded delayed draws was $408,879. Additional information is provided in Note 9 General Commitments and Contingencies.

(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $30,583,090, which represented approximately 18.13% of net assets as of June 30, 2024. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(f)	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	51

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 137.26%
Aerospace & Defense - 4.25%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M CME TERM SOFR + 4.25%, 0.75% Floor, 05/25/2028	$4,234,458	$3,141,142
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M CME TERM SOFR + 4.25%, 0.75% Floor, 05/25/2028	859,032	637,234
Dynasty Acquisition Co Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 08/24/2028	476,516	481,270
KBR, Inc. TLB 1L, First Lien Term Loan, 1M CME TERM SOFR + 2.25%, 01/17/2031	294,012	295,740
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	4,548,000	4,388,820
Novaria Holdings, LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 06/05/2031(b)	1,750,000	1,763,125
Peraton Corp., First Lien B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/01/2028	7,162,689	7,172,181
Standard Aero, Ltd., First Lien Term Loan, 1M US SOFR + 3.50%, 08/24/2028	183,732	185,678
TransDigm Inc, First Lien Term Loan, 6M CME TERM SOFR + 2.75%, 02/28/2031	2,843,348	2,852,589
TransDigm, Inc., First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 03/22/2030	289,918	290,795
Vertex Aerospace Services Corp aka V2X, First Lien Term Loan, 6M CME TERM SOFR + 3.00%, 12/06/2030	1,764,135	1,768,387
World Wide Technology Holding Co LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 0.50% Floor, 04/21/2031	1,264,761	1,272,665
		24,249,626
Air Freight & Logistics - 2.20%
ASP LS Acquisition Corp., First Lien Term Loan, 3M CME TERM SOFR + 4.50%, 0.75% Floor, 05/07/2028	1,543,845	1,319,779
Clue Opco LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.50%, 12/19/2030	3,483,333	3,257,352
Rinchem Company, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 03/02/2029	4,308,230	3,732,306
Savage Enterprises LLC, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 09/15/2028	1,891,278	1,897,935
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 07/26/2028	2,315,547	2,325,157
		12,532,529
Automobile Components - 3.05%
Belron Finance US LLC, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 0.50% Floor, 04/18/2029	1,065,610	1,069,382
Clarios Glob LP, First Lien Term Loan, 6M CME TERM SOFR + 2.75%, 06/05/2030	4,140,177	4,155,061
First Brands Group LLC, First Lien Term Loan, 3M CME TERM SOFR + 5.00%, 1.00% Floor, 03/30/2027	3,069,162	3,055,735
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M CME TERM SOFR + 5.00%, 03/30/2027	2,909,058	2,894,978
LTI Holdings, Inc., First Lien Initial Term Loan, 1M CME TERM SOFR + 3.50%, 09/06/2025	3,832,445	3,784,233
LTI Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 07/24/2026	1,209,973	1,199,314
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 09/06/2026	1,276,596	1,211,170
		17,369,873
Beverages - 0.52%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M CME TERM SOFR + 3.25%, 0.50% Floor, 03/31/2028	2,982,261	2,986,734

Biotechnology - 0.77%
Grifols Worldwide Operations, First Lien Term Loan, 1M US SOFR + 2.00%, 11/15/2027	4,453,982	4,387,172

Broadline Retail - 0.20%
Peer Hldg III BV, First Lien Term Loan, 6M CME TERM SOFR + 3.00%, 06/23/2031	1,132,635	1,135,235

Building Products - 3.90%
Gulfside Supply Inc, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 05/29/2031(b)	840,627	842,203
LBM Acquisition LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 05/30/2031	4,452,581	4,384,234

See Notes to Financial Statements.

52	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Building Products (continued)
LHS Borrower, LLC, First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 02/16/2029	$2,604,153	$2,471,341
Miter Brands Acquisition Holdco Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 03/28/2031	2,739,588	2,759,573
Oscar Acquisitionco LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 0.50% Floor, 04/29/2029	4,398,555	4,401,656
Resideo Funding Inc, First Lien Term Loan, 6M CME TERM SOFR + 2.25%, 06/13/2031	485,300	485,302
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M CME TERM SOFR + 5.00%, 05/28/2026	4,426,752	4,429,519
Trulite Holding Corp., First Lien Term Loan, 1M US SOFR + 6.00%, 03/01/2030	2,556,993	2,486,676
		22,260,504
Capital Markets - 5.65%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M CME TERM SOFR + 3.75%, 0.50% Floor, 07/27/2028	4,786,578	4,798,545
AssetMark 6/24 TLB 1L, First Lien Term Loan, 6M CME TERM SOFR + 3.25%, 06/03/2031	1,953,165	1,956,828
Cetera Financial 5/24 TLB 1L, First Lien Term Loan, 3M CME TERM SOFR + 9.34%, 08/09/2030	4,445,338	4,468,032
Citadel Securities LP, First Lien Term Loan, 1M US SOFR + 2.25%, 07/29/2030	1,228,260	1,233,173
CITCO FDG LLC, First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 04/27/2028	5,671,283	5,697,286
CPI Holdco B LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 05/17/2031	1,626,572	1,626,832
Edelman Financial Engines Center LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 04/07/2028	195,750	196,255
Focus Financial Partners LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/30/2028	4,669,064	4,670,161
Focus Financial Partners, LLC, First Lien Term Loan, 1M US SOFR + 2.75%, 06/30/2028	1,564,119	1,564,345
Kestra Advisor Services Holdings A INC, First Lien Term Loan, 1M US SOFR + 4.00%, 03/22/2031	1,727,890	1,736,314
Osaic Holdings Inc aka Advisor Group, First Lien Term Loan, 1M US SOFR + 4.00%, 08/17/2028	4,235,674	4,253,951
		32,201,722
Chemicals - 2.08%
CI Maroon Holdings LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 03/01/2031	1,044,000	1,050,525
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 6M CME TERM SOFR + 2.25%, 06/12/2031	4,245,123	4,249,283
Geon Performance 4/24 TLB 1L, First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 08/18/2028	3,021,219	3,038,229
Nouryon USA Ltarfruit US TLB 1L, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 04/03/2028	3,523,375	3,537,028
		11,875,065
Commercial Services & Supplies - 6.74%
Action Environmental Group, Inc., First Lien Term Loan:
6M CME TERM SOFR + 4.00%, 0.50% Floor, 10/24/2030(b)	298,620	300,860
6M CME TERM SOFR + 4.00%, 0.50% Floor, 10/24/2030(b)	398,160	401,146
6M CME TERM SOFR + 4.25%, 0.50% Floor, 10/24/2030(b)	1,872,283	1,886,325
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 05/12/2028	5,970,552	5,954,342
Aramark 3/24 B8 TL 1L, First Lien Term Loan, 1M CME TERM SOFR + 2.00%, 06/22/2030	118,007	118,346
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US SOFR + 1.75%, 01/15/2027	1,500,000	1,501,687
Belfor Holdings, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/01/2030	783,393	789,269
Equiniti Group PLC, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 12/11/2028	2,076,273	2,087,952
Garda World Security Corp., First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 02/01/2029	5,505,648	5,546,941
GFL Environmental, Inc., First Lien Term Loan, 6M US L + 0.00%, 0.50% Floor, 06/27/2031(b)	525,000	526,312

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	53

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Commercial Services & Supplies (continued)
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	$218,946	$219,084
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	4,049,793	4,052,344
Omnia Partners, LLC, First Lien Term Loan, L + 3.75%, 07/25/2030	3,796,295	3,802,806
Prime Sec Services Borrower LLC, TL, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 10/13/2030	3,714,390	3,716,990
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M CME TERM SOFR + 7.75%, 1.00% Floor, 10/31/2025(b)	2,666,667	53,333
TMF Sapphire US LLC aka TMF Group TLB 1L, First Lien Term Loan 05/03/2028	846,655	$849,965
TRC Companies, First Lien Term Loan, 1M US SOFR + 3.75%, 12/08/2028	3,453,036	3,464,690
United Site Cov-Lite, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 12/15/2028	3,130,351	2,095,598
Vestis Corp, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 02/22/2031	1,058,323	1,054,577
		38,422,567
Communications Equipment - 0.05%
MLN US HoldCo LLC, First Lien B Term Loan, 3M CME TERM SOFR + 4.50%, 11/30/2025	2,330,432	262,174

Construction & Engineering - 1.84%
Amentum Government Services Holdings LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 02/15/2029	2,296,823	2,309,743
Artera Services LLC aka PowerTeam, First Lien Term Loan, 3M CME TERM SOFR + 4.50%, 02/15/2031	873,268	878,958
Azuria Water Solutions Inc aka Aegion TLB 1L, First Lien Term Loan 05/17/2028	4,500,334	4,524,051
Groundworks LLC, First Lien Term Loan:
1M US SOFR + 3.50%, 03/14/2031	1,465,414	1,466,330
6M CME TERM SOFR + 4.00%, 03/14/2031(c)	43,153	43,180
Touchdown Acquirer Inc aka TenCate, First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 02/21/2031	1,142,621	1,149,408
Tutor Perini Corp., First Lien B Term Loan, 1M US SOFR + 4.75%, 1.00% Floor, 08/18/2027	125,192	125,635
		10,497,305
Construction Materials - 0.69%
Quikrete Holdings, Inc., First Lien Term Loan, 1M US SOFR + 2.50%, 04/14/2031	2,622,610	2,631,487
Summit Materials LLC, First Lien Term Loan, 3M CME TERM SOFR + 2.50%, 01/12/2029	582,171	586,901
Tamko Building Products LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 09/20/2030	733,993	734,911
		3,953,299
Containers & Packaging - 3.04%
Altium Packaging LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 06/11/2031	421,875	421,875
Anchor Packaging LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 07/18/2029	1,323,000	1,325,600
Berlin Packaging LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 06/07/2031	1,845,887	1,852,181
ProAmpac PG Borrower LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 09/15/2028	1,921,556	1,928,521
Supplyone 3/24, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 04/19/2031	2,474,783	2,481,749
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M CME TERM SOFR + 3.25%, 0.50% Floor, 03/03/2028	4,556,479	4,555,066
Trident TPI Holdings, Inc., First Lien Term Loan, 3M CME TERM SOFR + 9.33%, 0.50% Floor, 09/15/2028	4,730,949	4,743,770
		17,308,762
Distributors - 1.57%
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	4,259,140	4,139,351
Johnstone Supply LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.00%, 05/16/2031	1,754,108	1,758,494

See Notes to Financial Statements.

54	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Distributors (continued)
S&S Holdings LLC, First Lien Initial Term Loan, 1M US SOFR + 5.00%, 0.50% Floor, 03/11/2028	$3,039,476	$3,047,075
		8,944,920
Diversified Consumer Services - 3.52%
Cengage Learning, Inc., First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 1.00% Floor, 03/24/2031	2,277,487	2,286,745
Fugue Finance LLC aka Nord Anglia, First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 02/26/2031	962,220	971,482
Imagine Learning LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 12/21/2029	3,241,875	3,245,409
Loyalty Ventures, Inc., First Lien Term Loan, 3M Prime + 3.50%, 11/03/2027(b)	1,353,511	13,535
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M CME TERM SOFR + 5.00%, 03/12/2029	2,879,496	2,894,196
Mister Car Wash 3/24, First Lien Term Loan, 1M US SOFR + 3.00%, 03/27/2031	1,080,132	1,084,663
Spring Education Group, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 10/04/2030	2,729,509	2,746,282
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	1,399,644	1,352,056
Univ Support Services LLC, First Lien Term Loan, 6M CME TERM SOFR + 2.75%, 02/10/2029	3,036,806	3,038,704
Wand NewCo 3 Inc aka Caliber Collision, First Lien Term Loan, 1M US SOFR + 3.75%, 01/30/2031	2,402,476	2,421,131
		20,054,203
Diversified REITs - 0.38%
Iron Mountain Information Management LLC, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 01/31/2031	1,324,465	1,320,597
Opry Entertainment/OEG, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 06/25/2031(b)	841,151	843,254
		2,163,851
Diversified Telecommunication Services - 3.55%
Coral-US Co-Borrower LLC, First Lien B-5 Term Loan, 1M US SOFR + 2.25%, 01/31/2028	2,573,075	2,491,457
Level 3 Financing Inc., First Lien Term Loan:
1M US SOFR + 6.56%, 04/15/2029	1,259,453	1,236,040
1M US SOFR + 6.56%, 04/15/2030	1,268,693	1,238,244
Lorca Finco PLC, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 04/17/2031	1,050,000	1,053,938
Lumen Technologies Inc, First Lien Term Loan, 1M US SOFR + 2.25%, 04/15/2029	3,838	2,660
Lumen Technologies, Inc., First Lien Term Loan, 1M US SOFR + 6.00%, 06/01/2028	124,278	103,565
Radiate Holdco, LLC,, First Lien Term Loan, 1M US SOFR + 3.25%, 09/25/2026	3,929,471	3,193,520
Telenet Financing USD LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 04/30/2028	3,116,588	2,973,100
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US SOFR + 2.25%, 04/30/2028	4,447,467	4,376,375
Zacapa S.A.R.L., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 03/22/2029	3,568,147	3,569,824
		20,238,723
Electric Utilities - 1.48%
Generation Bridge Northeast LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 08/22/2029	1,727,243	1,740,197
NRG Energy 3/24 Cov-Lite, First Lien Term Loan, 1M US SOFR + 2.00%, 04/16/2031	2,607,383	2,610,968
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 1M US SOFR + 2.00%, 12/20/2030	4,073,647	4,081,509
		8,432,674
Electrical Equipment - 1.00%
Generac Power 6/24 TL, First Lien Term Loan 02/12/2031(b)	4,000,000	4,010,000
WEC US Holdings Ltd., First Lien Term Loan, 1M US SOFR + 2.75%, 01/27/2031	1,715,024	1,718,617
		5,728,617

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	55

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Electronic Equipment, Instruments & Components - 2.43%
Celestica 5/24 TLB 1L, First Lien Term Loan, 1M US SOFR + 1.75%, 05/23/2031	$638,514	$638,514
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 07/02/2029	4,623,800	4,633,048
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 0.75% Floor, 03/30/2029	1,885,714	1,853,601
Discovery Energy Corp., First Lien Term Loan, 3M CME TERM SOFR + 4.75%, 05/01/2031	2,219,467	2,231,607
Mirion Technologies US, Inc., First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 0.50% Floor, 10/20/2028	4,490,471	4,502,415
		13,859,185
Energy Equipment & Services - 0.36%
Ursa Minor US Bidco LLC aka Rosen, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 03/26/2031	2,045,815	2,062,018

Entertainment - 1.76%
CE Intermediate I LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 0.50% Floor, 11/10/2028	2,493,711	2,502,289
EP Purcasher, LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 11/06/2028	3,018,739	3,024,143
Live Nation Entertainment, Inc., First Lien Term Loan, 1M CME TERM SOFR + 1.75%, 10/19/2026	4,528,682	4,531,513
		10,057,945
Financial Services - 1.24%
Mitchell International, First Lien Term Loan, 6M CME TERM SOFR + 3.25%, 06/17/2031	5,336,249	5,297,508
Planet US Buyer, LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 02/07/2031	1,785,756	1,799,373
		7,096,881
Food Products - 1.12%
CH Guenther 11/21, First Lien Term Loan, 3M CME TERM SOFR + 3.00%, 12/08/2028	629,244	631,213
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	3,140,402	3,142,192
Saratoga Food Specialties LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 03/07/2029	838,755	844,522
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M CME TERM SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,751,492	1,755,871
		6,373,798
Ground Transportation - 1.99%
Genesee & WY Inc, First Lien Term Loan, 3M CME TERM SOFR + 2.00%, 04/10/2031	6,469,107	6,469,721
Uber Technologies, Inc., First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 03/03/2030	3,656,806	3,678,619
XPO, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 05/24/2028	1,196,000	1,200,898
		11,349,238
Health Care Equipment & Supplies - 1.54%
Resonetics LLC, First Lien Term Loan, 3M CME TERM SOFR + 9.08%, 06/06/2031	3,144,427	3,154,253
Siemens/SivantosWS Audiology, First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 02/28/2029	5,622,109	5,643,192
		8,797,445
Health Care Providers & Services - 8.05%
DaVita, Inc., First Lien B Term Loan, 3M CME TERM SOFR + 1.75%, 08/12/2026	1,909,496	1,911,091
Global Medical Response, Inc., First Lien Term Loan, 3M CME TERM SOFR + 5.50%, 1.00% Floor, 10/31/2028(d)	4,761,507	4,621,042
Heartland Dental LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 0.75% Floor, 04/28/2028	3,230,111	3,242,434

See Notes to Financial Statements.

56	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Health Care Providers & Services (continued)
IVI America LLC aka IVIRMA, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 04/18/2031	$1,450,000	$1,460,650
MED ParentCo, LP, First Lien Term Loan, 1M US SOFR + 4.00%, 04/15/2031	1,667,883	1,669,300
Medical Solutions LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 11/01/2028	3,584,066	2,732,205
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.25%, 03/12/2028	4,439,908	3,901,569
NAPA Management Services Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	3,512,555	3,370,227
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M CME TERM SOFR + 4.75%, 0.75% Floor, 02/28/2028	4,338,056	4,334,433
Outcomes Group Holdings, Inc., First Lien Term Loan, 3M US L + 4.25%, 05/06/2031	2,537,854	2,549,160
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US SOFR + 3.75%, 03/31/2027	4,401,534	3,478,863
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 12/29/2028	3,362,758	3,258,362
Radiology Partners Inc, First Lien Term Loan, 6M CME TERM SOFR + 5.00%, 01/31/2029	4,749,111	4,516,405
Surgery Center Holdings Inc, First Lien Term Loan, 1M US SOFR + 2.75%, 12/19/2030	980,019	983,758
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 0.50% Floor, 10/01/2028	4,042,852	3,888,435
		45,917,934
Health Care Technology - 2.65%
Cotiviti Inc., First Lien Term Loan, 6M US L + 0.00%, 05/01/2031	6,388,733	6,366,116
Gainwell Acquisition Corp., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 10/01/2027	2,805,463	2,723,628
GHX Ultimate Parent Corp., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 0.50% Floor, 06/30/2027(b)	3,195,401	3,219,366
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 03/10/2028	2,301,936	2,308,163
Waystar Technologies, Inc., First Lien Term Loan, 6M CME TERM SOFR + 3.00%, 10/22/2029	480,329	481,529
		15,098,802
Hotels, Restaurants & Leisure - 6.51%
1011778 BC UNLIMITED LIABILITY CO, First Lien Term Loan, 1M US SOFR + 1.75%, 09/20/2030	2,695,455	2,692,045
1011778 BC Unlimited Liability Company, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 0.50% Floor, 09/20/2030	2,593,829	2,590,548
Bally's Corp., First Lien Term Loan, 3M CME TERM SOFR + 3.25%, 0.50% Floor, 10/02/2028	4,478,863	4,263,788
Caesars Entertainment, Inc., First Lien Term Loan:
3M CME TERM SOFR + 2.75%, 0.50% Floor, 02/06/2030	3,916,965	3,924,603
3M CME TERM SOFR + 2.75%, 0.50% Floor, 02/06/2031	2,806,155	2,811,851
Cedar Fair LP, First Lien Term Loan, 1M US SOFR + 2.00%, 05/01/2031	1,088,681	1,088,175
Entain plc, First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 10/31/2029	3,798,799	3,809,645
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 01/27/2029	3,054,582	3,061,638
Flutter Financing B.V., First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 11/25/2030	4,878,745	4,887,405
Hilton Grand Vacations Borrower, LLC, First Lien Term Loan, 1M US SOFR + 2.75%, 01/17/2031	2,499,822	2,502,947
IRB Holding Corporation, First Lien Term Loan, 1M US SOFR + 2.75%, 12/15/2027	1,212,451	1,213,360
LC Ahab US Bidco LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 05/01/2031	1,004,582	1,007,726
OVG Business Services, LLC TLB 1L, First Lien Term Loan, 6M US L + 0.00%, 06/13/2031	1,667,201	1,666,167
Tacala Investment Corp, First Lien Term Loan, 1M US SOFR + 4.00%, 01/31/2031	1,597,764	1,606,591
		37,126,489

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	57

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Household Durables - 0.86%
ACProducts Holdings, Inc., First Lien Term Loan, 3M US L + 4.25%, 0.50% Floor, 05/17/2028	$5,756,946	$4,895,793

Independent Power and Renewable Electricity Producers - 0.95%
Calpine Corp., First Lien Term Loan, 1M US SOFR + 2.00%, 01/31/2031	5,415,368	5,404,646

Insurance - 3.06%
AmWINS Group, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 0.75% Floor, 02/19/2028	5,176,240	5,178,259
Baldwin Insurance Group Holdings LLC, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 05/26/2031(b)	2,509,873	2,513,011
BroadStreet Partners Inc, First Lien Term Loan, 6M CME TERM SOFR + 3.25%, 06/13/2031	1,725,892	1,723,303
Hyperion Refinance Sarl, First Lien Term Loan:
1M US SOFR + 4.00%, 0.50% Floor, 04/18/2030	4,183,356	4,194,881
1M US SOFR + 3.50%, 0.50% Floor, 02/15/2031	1,386,645	1,391,380
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan, 3M CME TERM SOFR + 4.75%, 05/06/2032	1,436,939	1,469,270
USI Inc/NY aka Compass Investors TLB, First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 09/27/2030	996,416	997,662
		17,467,766
Interactive Media & Services - 0.34%
Foundational Education Group, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 08/31/2028(b)	106,740	104,071
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.50%, 0.75% Floor, 03/11/2028(b)	1,854,688	1,859,325
		1,963,396
IT Services - 5.03%
Access CIG LLC, First Lien Term Loan, 3M CME TERM SOFR + 5.00%, 0.50% Floor, 08/18/2028	2,674,201	2,694,686
Ahead DB Holdings, LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 02/01/2031	1,392,000	1,398,313
Asurion LLC, Second Lien Term Loan, 1M US SOFR + 5.25%, 01/20/2029	196,611	181,942
Chrysaor Bidco Sarl DDTL 1L, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 05/14/2031	71,981	72,386
Chrysaor Bidco Sarl TLB 1L, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 05/14/2031	973,306	978,786
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US SOFR + 7.00%, 02/19/2029	5,863,456	5,262,452
Go Daddy Oper Co LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 05/30/2031	1,513,500	1,513,939
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.75% Floor, 02/10/2028	4,965,512	4,624,133
Presidio/Fortress Intermediate 4/24 TLB 1L, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 05/09/2031(b)	3,969,000	3,978,922
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 05/12/2028	3,262,483	3,263,935
Virtusa Corp., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 02/15/2029	3,526,070	3,539,839
World Wide Technology 3/24, First Lien Term Loan, 1M US SOFR + 2.75%, 03/01/2030(b)	1,142,655	1,148,368
		28,657,701
Leisure Products - 0.08%
Amer Sports Co, First Lien Term Loan, 3M CME TERM SOFR + 3.25%, 02/17/2031(b)	437,319	440,599

Life Sciences Tools & Services - 2.10%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 0.50% Floor, 02/22/2028	4,446,871	4,450,206
Curia Global, Inc., First Lien 2021 Term Loan, 3M CME TERM SOFR + 3.75%, 0.75% Floor, 08/30/2026	2,443,342	2,307,699
IQVIA INC., First Lien Term Loan, 3M CME TERM SOFR + 2.00%, 01/02/2031	535,769	538,614

See Notes to Financial Statements.

58	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Life Sciences Tools & Services (continued)
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2027	$2,904,562	$2,888,834
Parexel International Corporation, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/15/2028	1,798,769	1,804,669
		11,990,022
Machinery - 6.69%
Asp Blade Holdings, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 0.50% Floor, 10/13/2028	745,507	570,126
Bettcher Industries, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 12/14/2028	2,418,712	2,414,177
Crosby US Acquisition corp., First Lien Term Loan, 1M US SOFR + 4.00%, 08/16/2029	1,129,413	1,137,059
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 0.75% Floor, 05/19/2028	4,344,304	4,367,046
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M CME TERM SOFR + 4.50%, 0.50% Floor, 08/30/2028	2,158,490	2,108,305
INNIO Group Hldg GmbH, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 11/02/2028	521,908	523,703
LSF11 Trinity Bidco Inc, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 06/14/2030	3,268,350	3,287,764
Osmosis Buyer Limited, First Lien Initial B Term Loan, 3M CME TERM SOFR + 4.00%, 0.50% Floor, 07/31/2028	4,794,724	4,808,677
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 3.50%, 1.00% Floor, 08/31/2028	6,119,563	6,157,810
Project Castle, Inc., First Lien Term Loan, 3M CME TERM SOFR + 5.50%, 06/01/2029	4,386,863	3,929,905
SPX FLOW Inc, First Lien Term Loan, 1M US SOFR + 3.50%, 04/05/2029	1,161,062	1,169,097
TK Elevator Midco GmbH, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 04/30/2030	3,303,890	3,325,051
Victory Buyer LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 0.50% Floor, 11/19/2028	4,502,705	4,345,110
		38,143,830
Media - 1.57%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan, 6M CME TERM SOFR + 2.75%, 12/21/2028	703,795	705,336
American Greetings Corp., First Lien Term Loan, 1M US SOFR + 5.75%, 10/30/2029	2,752,738	2,772,530
Cable One, Inc., First Lien Term Loan, 3M US L + 2.00%, 05/03/2028	1,120,895	1,105,483
Cogeco Financing 2 LP, First Lien Term Loan, 3M CME TERM SOFR + 2.50%, 0.50% Floor, 09/01/2028	634,408	615,036
Fleet Midco I Ltd., First Lien Term Loan, 1M US SOFR + 3.25%, 02/21/2031	1,265,128	1,273,035
Univision Communications, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 03/15/2026	2,504,269	2,508,501
		8,979,921
Metals & Mining - 0.18%
Arsenal AIC Parent, LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 08/18/2030	1,003,565	1,010,840

Mortgage Real Estate Investment - 0.33%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 04/23/2026	942,680	927,362
1M US SOFR + 2.75%, 0.50% Floor, 04/23/2026	942,944	931,157
		1,858,519
Oil, Gas & Consumable Fuels - 1.44%
Buckeye Partners LP, First Lien Term Loan:
1M US SOFR + 2.00%, 11/01/2026	1,624,884	1,628,361
3M CME TERM SOFR + 2.00%, 11/22/2030	1,193,429	1,194,736
Freeport LNG, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 12/21/2028	3,186,740	3,187,170

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	59

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels (continued)
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M CME TERM SOFR + 2.50%, 10/04/2030	$1,048,313	$1,050,933
Whitewater Whistler Holdings LLC, First Lien Term Loan, 6M CME TERM SOFR + 2.25%, 02/15/2030	1,171,201	1,172,911
		8,234,111
Passenger Airlines - 1.31%
Air Canada, First Lien Term Loan, 3M CME TERM SOFR + 2.50%, 03/21/2031	1,631,034	1,635,365
American Airlines, Inc., First Lien 2020 Term Loan, 6M CME TERM SOFR + 1.75%, 01/29/2027	902,497	900,525
American Airlines, Inc., First Lien Term Loan, 1M US SOFR + 2.75%, 02/15/2028	1,745,461	1,743,768
United Airlines, Inc. aka Continental, First Lien Term Loan, 1M US SOFR + 2.75%, 02/22/2031	3,203,334	3,215,347
		7,495,005
Pharmaceuticals - 1.55%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	5,086,610	5,074,300
Padagis LLC, First Lien Initial Term Loan, 3M CME TERM SOFR + 4.75%, 0.50% Floor, 07/06/2028(b)	3,823,033	3,746,572
		8,820,872
Professional Services - 12.16%
AG Group Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/29/2028	4,295,010	4,289,641
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	3,104,650	3,110,471
Ankura Consulting Group LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 0.75% Floor, 03/17/2028	963,900	967,717
Cast & Crew LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 12/29/2028	3,231,102	3,236,869
CoreLogic, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 06/02/2028	968,287	955,491
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.50%, 0.50% Floor, 06/04/2029	1,786,047	1,754,791
Corporation Service Company, First Lien Term Loan, 1M CME TERM SOFR + 2.75%, 11/02/2029	1,353,619	1,360,387
DTI Holdco, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 04/26/2029	2,332,912	2,345,393
Dun & Bradstreet Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 01/18/2029	3,028,775	3,034,454
EAB Global, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 0.50% Floor, 08/16/2028	2,734,679	2,735,363
Eisner Advisory Group LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 02/28/2031	3,093,945	3,128,118
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 07/06/2029	956,637	961,621
Element Materials Technology Group Holdings, First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 07/06/2029	2,072,712	2,083,511
Galaxy US Opco Inc. TL, First Lien Term Loan, 3M CME TERM SOFR + 4.75%, 04/29/2029	3,155,529	2,574,391
Genuine Financial Holdings LLC, First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 09/27/2030	6,375,879	6,363,127
Grant Thornton 5/24 Cov-Lite TLB 1L, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 06/02/2031	3,000,857	3,013,205
Isolved, Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 10/15/2030	1,033,887	1,037,764
Lereta, LLC, First Lien Term Loan, 1M US SOFR + 5.25%, 07/30/2028	1,403,427	1,058,416
Mermaid Bidco Inc aka Datasite TL 1L, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 06/30/2031(b)	1,624,966	1,629,028
Neptune Bidco US, Inc., First Lien Term Loan:
3M CME TERM SOFR + 4.75%, 10/11/2028	1,519,715	1,429,672
3M CME TERM SOFR + 5.00%, 0.50% Floor, 04/11/2029	1,939,996	1,830,871
Ryan LLC., First Lien Term Loan, 1M US SOFR + 3.50%, 11/14/2030	2,052,430	2,063,462

See Notes to Financial Statements.

60	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Professional Services (continued)
Sedwick CMS 2/23 TLB, First Lien Term Loan, 1M US SOFR + 3.75%, 02/24/2028	$2,789,754	$2,796,338
Trans Union LLC, First Lien Term Loan:
1M US SOFR + 2.00%, 12/01/2028	949,819	951,258
6M CME TERM SOFR + 1.75%, 06/06/2031	5,648,918	5,646,094
TTF Holdings LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 06/20/2031(b)	2,309,578	2,309,578
Vaco Holdings, LLC, First Lien Term Loan, 3M CME TERM SOFR + 5.00%, 01/21/2029	4,593,272	4,568,377
Veritext 3/24, First Lien Term Loan, 1M US SOFR + 3.50%, 08/09/2030	2,116,717	2,129,153
		69,364,561
Real Estate Management & Development - 0.99%
Cushman & Wakefield US Borrower LLC, First Lien Initial Term Loan, 1M US SOFR + 3.00%, 01/31/2030(b)	3,113,640	3,117,532
Cushman & Wakefield US Borrower LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 01/31/2030(b)	2,534,178	2,553,185
		5,670,717
Semiconductors & Semiconductor Equipment - 0.05%
MKS Instruments 6/24 (USD) TLB 1L, First Lien Term Loan 08/17/2029	270,872	271,492

Software - 16.15%
Apttus Corp., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/08/2028	897,799	898,921
BEP Intermediate/Buyers Edge 4/24 TLB, First Lien Term Loan, 1M US SOFR + 3.75%, 04/25/2031(b)	1,091,416	1,096,873
Boost Newco Borrower LLC aka Worldpay 1L TL, First Lien Term Loan 01/31/2031	2,543,100	2,549,814
Boxer Parent Company Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 12/29/2028	1,260,774	1,264,934
Central Parent, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.25%, 07/06/2029	5,079,721	5,021,000
Cloud Software Group Inc aka Balboa/Citrix TLB 1L, First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 03/30/2029	4,852,049	4,854,184
Cloud Software Group Inc, First Lien Term Loan, 3M CME TERM SOFR + 4.50%, 03/21/2031	455,284	457,098
Cloudera, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 0.50% Floor, 10/08/2028	4,733,333	4,742,208
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	5,426,925	5,137,480
Delta Topco, Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 11/30/2029	2,519,595	2,521,434
Epicor Software Corp, First Lien Term Loan:
1M US SOFR + 3.25%, 05/30/2031(c)	1,036,417	1,042,029
3M US L + 0.00%, 05/30/2031	137,765	138,511
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M CME TERM SOFR + 4.00%, 02/18/2027	4,577,440	4,414,849
Flexera Software LLC, First Lien Term Loan, 3M CME TERM SOFR + 8.83%, 03/03/2028	1,221,599	1,227,707
Genesys Cloud Services Holdings II LLC aka Genesys, First Lien Term Loan, 1M US SOFR + 3.75%, 12/01/2027	448,294	451,890
Genesys Cloud Services Holdings II LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 0.75% Floor, 12/01/2027	195,920	197,075
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 11/19/2026	3,689,275	3,331,877
Idera INC, First Lien Term Loan, 1M US SOFR + 3.50%, 03/02/2028	5,462,579	5,431,852
Infoblox 4/24 2nd lien TL 1L, Second Lien Term Loan, 3M CME TERM SOFR + 5.25%, 11/29/2030	2,097,928	2,133,592
Instructure Holdings, INC., First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 10/30/2028	910,099	910,668
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 12/01/2027	787,097	622,790
Ivanti Software, Inc., Second Lien Term Loan, 3M CME TERM SOFR + 7.25%, 12/01/2028	1,571,642	1,034,337
Magenta Buyer LLC, First Lien Initial Term Loan, 1M US SOFR + 5.00%, 0.75% Floor, 07/27/2028	5,089,142	2,853,100

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	61

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Software (continued)
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.50%, 05/02/2029	$3,125,076	$2,915,696
Modena Buyer LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 04/18/2031	3,147,513	3,076,206
Perforce Software, Inc., First Lien New Term Loan, 1M US SOFR + 3.75%, 07/01/2026	846,353	845,295
Planview Parent Inc, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 12/17/2027	2,011,446	2,012,281
Project Alpha Intermediate Holding Inc, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 10/28/2030	3,441,521	3,456,337
Project Leopard Holdings, Inc., First Lien Term Loan, 3M CME TERM SOFR + 5.25%, 0.50% Floor, 07/20/2029	3,147,540	2,937,741
Proofpoint Inc, First Lien Term Loan, 3M CME TERM SOFR + 3.00%, 08/31/2028	732,687	734,200
Quartz Acquireco LLC, First Lien Term Loan, 3M CME TERM SOFR + 2.75%, 06/28/2030	1,753,667	1,756,956
Quest Borrower Ltd., First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 02/01/2029	5,193,023	3,870,256
Rocket Software, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 11/28/2028	3,310,114	3,328,005
SS&C Technologies, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 05/09/2031	4,786,730	4,799,128
Vision Solutions, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.25%, 0.75% Floor, 04/24/2028	5,202,292	5,130,760
VS Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 04/12/2031	2,268,652	2,277,159
Webpros Luxembourg Sarl, First Lien Term Loan, 1M US SOFR + 4.00%, 03/28/2031(b)	867,052	875,181
Xplor T1, LLC, First Lien Term Loan, 3M CME TERM SOFR + 9.60%, 06/14/2031(b)	1,764,000	1,764,000
		92,113,424
Specialty Retail - 2.25%
APRO LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 06/13/2034(b)	1,778,226	1,780,449
EG America LLC, First Lien Term Loan, 3M CME TERM SOFR + 5.50%, 0.50% Floor, 02/07/2028	1,395,098	1,380,568
HomeServe USA Corp., First Lien Term Loan, 1M US SOFR + 2.50%, 10/21/2030	1,034,173	1,037,948
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 05/04/2028	2,918,970	2,929,099
Spencer Spirit IH LLC, First Lien Term Loan, 6M US L + 0.00%, 06/01/2034(b)	2,619,313	2,619,312
StubHub Holdco Sub LLC, First Lien Term Loan, 1M US SOFR + 4.75%, 03/15/2030	3,107,981	3,112,845
		12,860,221
Technology Hardware, Storage & Peripherals - 0.47%
Xerox 11/23, First Lien Term Loan, 1M US SOFR + 4.00%, 11/17/2029	2,701,979	2,703,249

Textiles, Apparel & Luxury Goods - 0.60%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M CME TERM SOFR + 5.50%, 12/19/2025	3,386,012	3,402,519

Trading Companies & Distributors - 4.50%
American Builders & Contractors Supply Co., Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 01/31/2031	635,257	637,325
Avolon TLB Borrower 1 (US), First Lien Term Loan, 1M US SOFR + 2.00%, 06/22/2028	2,140,233	2,145,583
CD&R Hydr SunSource, First Lien Term Loan, 1M US SOFR + 4.00%, 03/25/2031	2,171,058	2,177,843
Core & Main LP, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 02/09/2031(b)	501,703	503,273
Fastlane Parent Co., Inc., First Lien Term Loan, 1M CME TERM SOFR + 4.50%, 0.50% Floor, 09/29/2028	1,242,539	1,238,812
FCG Acquisitions, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 03/31/2028	3,510,959	3,515,787
Foundation Building Materials, Inc., First Lien Term Loan, 3M CME TERM SOFR + 4.00%, 01/29/2031	3,060,099	3,051,607
Kodiak Building Partners Inc., First Lien Term Loan, 3M CME TERM SOFR + 3.25%, 0.75% Floor, 03/12/2028	2,382,649	2,386,747
Park River Holdings, Inc., First Lien Initial Term Loan, 3M CME TERM SOFR + 3.25%, 0.75% Floor, 12/28/2027	2,899,424	2,840,624

See Notes to Financial Statements.

62	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Trading Companies & Distributors (continued)
White Cap Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 10/19/2029	$5,020,704	$5,034,988
Windsor Holdings III LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 08/01/2030	2,086,306	2,102,475
		25,635,064
Transportation Infrastructure - 0.31%
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 06/07/2028	1,750,136	1,751,344

Wireless Telecommunication Services - 0.16%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M CME TERM SOFR + 4.00%, 0.75% Floor, 12/17/2027	900,418	902,457

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $793,996,947)		782,783,359

CORPORATE BONDS - 25.22%
Aerospace & Defense - 0.89%
Bombardier, Inc., 7.000%, 06/01/2032(e)	400,000	406,056
KBR, Inc., 4.750%, 09/30/2028(e)	430,000	401,794
TransDigm, Inc.:
4.625%, 01/15/2029	1,835,000	1,713,705
4.880%, 05/01/2029	1,350,000	1,265,929
Triumph Group, Inc., 9.000%, 03/15/2028(e)	1,244,000	1,305,565
		5,093,049
Automobile Components - 0.18%
Patrick Industries, Inc., 4.750%, 05/01/2029(e)	1,130,000	1,042,336

Banks - 0.12%
Popular, Inc., 7.250%, 03/13/2028	660,000	678,358

Beverages - 0.16%
Primo Water Holdings, Inc., 4.375%, 04/30/2029(e)	971,000	895,325

Broadline Retail - 0.46%
Kohl's Corp., 5.550%, 07/17/2045	200,000	136,560
Nordstrom, Inc., 5.000%, 01/15/2044	340,000	274,935
Rakuten Group, Inc.:
11.250%, 02/15/2027(e)	1,643,000	1,757,776
9.750%, 04/15/2029(e)	447,000	461,416
		2,630,687
Building Products - 0.06%
Griffon Corp., 5.750%, 03/01/2028	364,000	351,545

Chemicals - 0.59%
Chemours Co., 5.750%, 11/15/2028(e)	1,300,000	1,201,697
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	800,000	769,299
Tronox, Inc., 4.625%, 03/15/2029(e)	1,540,000	1,391,796
		3,362,792
Commercial Services & Supplies - 0.42%
Cimpress PLC, 7.000%, 06/15/2026	859,000	859,210
CoreCivic, Inc., 8.250%, 04/15/2029	550,000	568,980

See Notes to Financial Statements.

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Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Commercial Services & Supplies (continued)
Deluxe Corp., 8.000%, 06/01/2029(e)	$270,000	$253,675
Pitney Bowes, Inc.:
6.875%, 03/15/2027(e)	220,000	208,005
7.250%, 03/15/2029(e)	590,000	530,691
		2,420,561
Construction & Engineering - 0.21%
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(e)	509,000	454,785
Tutor Perini Corp., 11.880%, 04/30/2029(e)	695,000	748,174
		1,202,959
Consumer Finance - 2.07%
Ally Financial, Inc., 6.700%, 02/14/2033	490,000	487,448
Enova International, Inc., 11.250%, 12/15/2028(e)	400,000	427,606
FirstCash, Inc.:
4.630%, 09/01/2028(e)	715,000	672,716
5.625%, 01/01/2030(e)	990,000	938,602
6.875%, 03/01/2032(e)	915,000	916,021
goeasy, Ltd.:
9.250%, 12/01/2028(e)	962,000	1,022,008
7.625%, 07/01/2029(e)	728,000	743,186
Navient Corp.:
5.000%, 03/15/2027	160,000	152,901
4.880%, 03/15/2028	1,150,000	1,056,619
5.500%, 03/15/2029	150,000	137,093
9.380%, 07/25/2030	529,000	556,756
11.500%, 03/15/2031	580,000	639,460
5.625%, 08/01/2033	393,000	314,066
OneMain Finance Corp.:
3.880%, 09/15/2028	300,000	269,264
5.375%, 11/15/2029	400,000	375,450
7.875%, 03/15/2030	633,000	653,162
7.500%, 05/15/2031	217,000	219,765
PRA Group, Inc.:
8.380%, 02/01/2028(e)	200,000	199,470
8.880%, 01/31/2030(e)	350,000	349,703
Synchrony Financial, 7.250%, 02/02/2033	1,205,000	1,198,924
World Acceptance Corp., 7.000%, 11/01/2026(e)	465,000	443,687
		11,773,907
Containers & Packaging - 0.09%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 4.000%, 09/01/2029(e)	620,000	525,370

Diversified Consumer Services - 0.11%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(e)	670,000	645,260

Diversified REITs - 0.31%
Iron Mountain, Inc.:
5.250%, 07/15/2030(e)	390,000	370,988
4.500%, 02/15/2031(e)	10,000	9,035
5.625%, 07/15/2032(e)	500,000	475,222

See Notes to Financial Statements.

64	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Diversified REITs (continued)
Service Properties Trust:
3.950%, 01/15/2028	$589,000	$493,911
4.950%, 10/01/2029	91,000	69,126
4.375%, 02/15/2030	500,000	353,673
		1,771,955
Diversified Telecommunication Services - 0.98%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(e)	1,580,000	1,566,730
Consolidated Communications, Inc., 6.500%, 10/01/2028(e)	500,000	428,553
Frontier Communications Holdings LLC:
6.750%, 05/01/2029(e)	2,440,000	2,240,538
5.875%, 11/01/2029	500,000	436,109
6.000%, 01/15/2030(e)	350,000	304,998
Viasat, Inc.:
6.500%, 07/15/2028(e)	770,000	583,688
7.500%, 05/30/2031(e)	80,000	53,243
		5,613,859
Electric Utilities - 0.28%
NRG Energy, Inc.:
3.375%, 02/15/2029(e)	267,000	237,794
3.625%, 02/15/2031(e)	200,000	171,670
Vistra Operations Co. LLC:
5.000%, 07/31/2027(e)	500,000	484,019
7.750%, 10/15/2031(e)	672,000	700,342
		1,593,825
Electronic Equipment, Instruments & Components - 0.05%
Sensata Technologies, Inc., 6.625%, 07/15/2032(e)	258,000	260,023

Energy Equipment & Services - 1.12%
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(e)	1,203,000	1,192,555
Enerflex, Ltd., 9.000%, 10/15/2027(e)	1,050,000	1,066,874
Helix Energy Solutions Group, Inc., 9.750%, 03/01/2029(e)	499,000	532,411
Precision Drilling Corp., 6.875%, 01/15/2029(e)	670,000	663,441
Transocean, Inc., 7.500%, 04/15/2031	510,000	478,860
USA Compression Partners LP / USA Compression Finance Corp., 7.125%, 03/15/2029(e)	1,200,000	1,210,120
Valaris, Ltd., 8.380%, 04/30/2030(e)	1,180,000	1,222,572
		6,366,833
Entertainment - 0.19%
Cinemark USA, Inc., 5.250%, 07/15/2028(e)	1,110,000	1,062,153

Financial Services - 1.30%
Burford Capital Global Finance LLC, 9.250%, 07/01/2031(e)	950,000	1,001,054
Compass Group Diversified Holdings LLC, 5.250%, 04/15/2029(e)	253,000	240,197
Encore Capital Group, Inc.:
9.250%, 04/01/2029(e)	300,000	312,996
8.500%, 05/15/2030(e)	546,000	556,508
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(e)	1,848,000	1,830,045
5.500%, 08/15/2028(e)	900,000	865,654
5.750%, 11/15/2031(e)	220,000	206,971
7.125%, 02/01/2032(e)	50,000	50,348

See Notes to Financial Statements.

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Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Financial Services (continued)
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(e)	$460,000	$456,261
4.250%, 02/15/2029(e)	105,000	95,582
7.875%, 12/15/2029(e)	454,000	468,507
5.750%, 09/15/2031(e)	1,240,000	1,162,257
PHH Mortgage Corp., 7.875%, 03/15/2026(e)	160,000	156,539
		7,402,919
Food Products - 0.19%
Post Holdings, Inc., 4.625%, 04/15/2030(e)	1,200,000	1,103,451

Gas Utilities - 0.34%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(e)	1,360,000	1,225,903
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(e)	750,000	688,976
		1,914,879
Health Care Providers & Services - 1.22%
AdaptHealth LLC:
6.125%, 08/01/2028(e)	810,000	774,153
5.125%, 03/01/2030(e)	1,010,000	884,443
CHS/Community Health Systems, Inc.:
6.875%, 04/15/2029(e)	430,000	329,341
10.880%, 01/15/2032(e)	1,408,000	1,467,187
DaVita, Inc.:
4.625%, 06/01/2030(e)	2,900,000	2,622,962
3.750%, 02/15/2031(e)	300,000	256,192
ModivCare Escrow Issuer, Inc., 5.000%, 10/01/2029(e)	130,000	91,741
Pediatrix Medical Group, Inc., 5.375%, 02/15/2030(e)	610,000	539,917
		6,965,936
Health Care REITs - 0.34%
MPT Operating Partnership LP / MPT Finance Corp.:
5.250%, 08/01/2026	400,000	363,839
5.000%, 10/15/2027	1,000,000	826,828
4.625%, 08/01/2029	1,019,000	740,643
		1,931,310
Hotels, Restaurants & Leisure - 0.48%
Brinker International, Inc., 8.250%, 07/15/2030(e)	590,000	619,988
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	445,000	425,317
NCL Corp., Ltd., 5.875%, 03/15/2026(e)	1,390,000	1,375,173
Royal Caribbean Cruises, Ltd., 5.500%, 08/31/2026(e)	340,000	336,441
		2,756,919
Household Durables - 0.83%
Dream Finders Homes, Inc., 8.250%, 08/15/2028(e)	219,000	224,477
Forestar Group, Inc., 3.850%, 05/15/2026(e)	600,000	575,465
LGI Homes, Inc., 8.750%, 12/15/2028(e)	534,000	556,551
M/I Homes, Inc.:
4.950%, 02/01/2028	500,000	482,610
3.950%, 02/15/2030	707,000	631,058

See Notes to Financial Statements.

66	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Household Durables (continued)
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(e)	$2,290,000	$2,067,953
3.880%, 10/15/2031(e)	230,000	192,993
		4,731,107
Household Products - 0.08%
Energizer Holdings, Inc., 4.750%, 06/15/2028(e)	513,000	480,735

Industrial Conglomerates - 0.49%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
6.250%, 05/15/2026	974,000	967,147
5.250%, 05/15/2027	300,000	281,857
9.750%, 01/15/2029(e)	780,000	809,054
9.000%, 06/15/2030(e)	717,000	713,999
		2,772,057
IT Services - 0.68%
Bread Financial Holdings, Inc., 9.750%, 03/15/2029(e)	1,530,000	1,608,814
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., 6.000%, 11/01/2029(e)	870,000	813,563
Sabre GLBL, Inc.:
8.630%, 06/01/2027(e)	1,055,000	972,937
11.250%, 12/15/2027(e)	500,000	486,353
		3,881,667
Machinery - 0.19%
Allison Transmission, Inc., 4.750%, 10/01/2027(e)	650,000	628,664
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	395,000	380,631
Wabash National Corp., 4.500%, 10/15/2028(e)	50,000	45,054
		1,054,349
Marine Transportation - 0.08%
Danaos Corp., 8.500%, 03/01/2028(e)	450,000	462,705

Media - 1.94%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(e)	1,114,000	1,008,932
AMC Networks, Inc., 4.250%, 02/15/2029	618,000	417,603
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.125%, 05/01/2027(e)	710,000	682,279
5.375%, 06/01/2029(e)	650,000	591,948
4.750%, 03/01/2030(e)	1,025,000	888,436
4.500%, 08/15/2030(e)	120,000	101,680
4.250%, 02/01/2031(e)	220,000	179,786
7.375%, 03/01/2031(e)	350,000	345,321
4.500%, 05/01/2032	190,000	153,158
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(e)	930,000	814,814
7.500%, 06/01/2029(e)	960,000	803,160
CSC Holdings LLC:
7.500%, 04/01/2028(e)	110,000	58,500
11.250%, 05/15/2028(e)	105,000	91,572
11.750%, 01/31/2029(e)	710,000	605,970
5.750%, 01/15/2030(e)	200,000	75,656

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	67

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Media (continued)
Gray Television, Inc.:
4.750%, 10/15/2030(e)	$1,168,000	$701,958
5.375%, 11/15/2031(e)	835,000	474,026
Nexstar Media, Inc.:
5.625%, 07/15/2027(e)	2,650,000	2,519,534
4.750%, 11/01/2028(e)	350,000	311,499
Sinclair Television Group, Inc., 5.500%, 03/01/2030(e)	390,000	237,553
		11,063,385
Metals & Mining - 1.59%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	810,000	779,117
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(e)	862,000	843,018
6.125%, 04/15/2032(e)	247,000	244,412
Hudbay Minerals, Inc., 4.500%, 04/01/2026(e)	1,000,000	979,141
Iamgold Corp, 5.750%, 10/15/2028(e)	760,000	718,826
Kaiser Aluminum Corp., 4.625%, 03/01/2028(e)	460,000	430,941
Mineral Resources, Ltd.:
8.130%, 05/01/2027(e)	1,128,000	1,137,838
8.000%, 11/01/2027(e)	1,140,000	1,167,556
9.250%, 10/01/2028(e)	500,000	525,391
New Gold, Inc., 7.500%, 07/15/2027(e)	650,000	654,954
SunCoke Energy, Inc., 4.880%, 06/30/2029(e)	795,000	721,119
Taseko Mines, Ltd., 8.250%, 05/01/2030(e)	847,000	867,556
		9,069,869
Mortgage Real Estate Investment - 0.84%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(e)	800,000	671,549
Rithm Capital Corp., 8.000%, 04/01/2029(e)	1,790,000	1,739,179
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(e)	1,322,000	1,244,938
4.380%, 01/15/2027(e)	1,020,000	966,758
7.250%, 04/01/2029(e)	187,000	189,239
		4,811,663
Office REITs - 0.13%
Brandywine Operating Partnership LP, 4.550%, 10/01/2029	500,000	435,791
Vornado Realty LP, 3.400%, 06/01/2031	400,000	314,471
		750,262
Oil, Gas & Consumable Fuels - 3.07%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp., 8.630%, 06/15/2029(e)	10,000	10,270
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(e)	400,000	395,741
California Resources Corp., 8.250%, 06/15/2029(e)	529,000	540,358
Calumet Specialty Products Partners LP / Calumet Finance Corp.:
8.130%, 01/15/2027(e)	230,000	217,080
9.750%, 07/15/2028(e)	822,000	779,224
CNX Resources Corp.:
6.000%, 01/15/2029(e)	1,298,000	1,271,226
7.250%, 03/01/2032(e)	378,000	385,819
Comstock Resources, Inc.:
6.750%, 03/01/2029(e)	1,520,000	1,474,224
5.875%, 01/15/2030(e)	810,000	754,284
CVR Energy, Inc., 8.500%, 01/15/2029(e)	1,650,000	1,658,230

See Notes to Financial Statements.

68	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels (continued)
Delek Logistics Partners LP / Delek Logistics Finance Corp.:
7.125%, 06/01/2028(e)	$1,354,000	$1,338,228
8.630%, 03/15/2029(e)	430,000	442,854
DT Midstream, Inc., 4.125%, 06/15/2029(e)	526,000	486,366
Energean PLC, 6.500%, 04/30/2027(e)	300,000	295,922
EnQuest PLC, 11.630%, 11/01/2027(e)	220,000	223,696
Global Partners LP / GLP Finance Corp., 6.875%, 01/15/2029	648,000	642,569
Karoon USA Finance, Inc., 10.500%, 05/14/2029(e)	170,000	171,061
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026(e)	300,000	297,329
New Fortress Energy, Inc., 6.500%, 09/30/2026(e)	2,035,000	1,873,823
NGL Energy Operating LLC / NGL Energy Finance Corp.:
8.130%, 02/15/2029(e)	350,000	356,887
8.380%, 02/15/2032(e)	200,000	203,238
Northern Oil & Gas, Inc.:
8.130%, 03/01/2028(e)	1,050,000	1,062,637
8.750%, 06/15/2031(e)	296,000	310,958
Parkland Corp., 4.500%, 10/01/2029(e)	630,000	577,169
PBF Holding Co. LLC / PBF Finance Corp., 7.875%, 09/15/2030(e)	674,000	690,547
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	665,000	622,420
W&T Offshore, Inc., 11.750%, 02/01/2026(e)	400,000	411,792
		17,493,952
Paper & Forest Products - 0.16%
Mativ Holdings, Inc., 6.875%, 10/01/2026(e)	500,000	497,344
Mercer International, Inc., 5.125%, 02/01/2029	480,000	422,928
		920,272
Passenger Airlines - 0.04%
American Airlines, Inc., 7.250%, 02/15/2028(e)	225,000	225,383

Personal Care Products - 0.06%
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(e)	240,000	235,956
HLF Financing Sarl LLC / Herbalife International, Inc., 4.875%, 06/01/2029(e)	120,000	83,255
		319,211
Pharmaceuticals - 0.12%
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
6.750%, 05/15/2034(e)	428,000	427,942
7.875%, 05/15/2034(e)	248,000	255,131
		683,073
Real Estate Management & Development - 0.40%
Howard Hughes Corp., 4.125%, 02/01/2029(e)	1,050,000	940,116
Landsea Homes Corp., 8.880%, 04/01/2029(e)	300,000	297,364
Newmark Group, Inc., 7.500%, 01/12/2029(e)	1,018,000	1,047,353
		2,284,833
Semiconductors & Semiconductor Equipment - 0.10%
ams-OSRAM AG, 12.250%, 03/30/2029(e)	550,000	570,177

Software - 0.51%
Fair Isaac Corp., 4.000%, 06/15/2028(e)	2,250,000	2,106,587

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	69

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Principal Amount	Value
Software (continued)
MicroStrategy, Inc., 6.125%, 06/15/2028(e)	$810,000	$785,917
		2,892,504
Specialized REITs - 0.19%
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(e)	350,000	212,184
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	1,390,000	887,885
		1,100,069
Specialty Retail - 0.76%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(e)	400,000	362,653
Bath & Body Works, Inc., 6.950%, 03/01/2033	500,000	487,229
Foot Locker, Inc., 4.000%, 10/01/2029(e)	670,000	558,945
Gap, Inc.:
3.625%, 10/01/2029(e)	945,000	818,962
3.875%, 10/01/2031(e)	1,020,000	852,547
Sonic Automotive, Inc., 4.880%, 11/15/2031(e)	370,000	326,047
Upbound Group, Inc., 6.375%, 02/15/2029(e)	79,000	75,853
Victoria's Secret & Co., 4.625%, 07/15/2029(e)	1,024,000	852,220
		4,334,456
Technology Hardware, Storage & Peripherals - 0.36%
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	2,406,000	2,074,607

Textiles, Apparel & Luxury Goods - 0.22%
Crocs, Inc., 4.250%, 03/15/2029(e)	500,000	456,256
Wolverine World Wide, Inc., 4.000%, 08/15/2029(e)	930,000	779,354
		1,235,610
Tobacco - 0.22%
Vector Group, Ltd., 5.750%, 02/01/2029(e)	1,355,000	1,271,024

TOTAL CORPORATE BONDS
(Cost $141,742,069)		143,849,181

	Shares	Value
COMMON STOCK - 0.43%
Energy Equipment & Services - 0.22%
Brock Holdings III Inc.(b)(f)	164,832	–
Total Safety Holdings, LLC(b)(f)	2,951	1,106,625
Utex Industries Holdings, LLC(f)	3,182	146,372
		1,252,997
Health Care Equipment & Supplies - 0.07%
Carestream Health Holdings Inc(b)(f)	242,545	394,136

Health Care Providers & Services - 0.14%
Envision Healthcare Corp. Equity(f)	79,338	786,768

TOTAL COMMON STOCK
(Cost $13,722,925)		2,433,901

See Notes to Financial Statements.

70	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2024 (Unaudited)

	Shares	Value
WARRANTS - 0.00%(g)
Energy Equipment & Services - 0.00%(g)
Utex Industries Holdings, LLC expires 12/31/2049 at $114.76(b)	7,955	$3,182

TOTAL WARRANTS
(Cost $0)		3,182

SHORT TERM INVESTMENTS - 2.92%
Open-end Investment Companies - 2.92%
Fidelity Treasury Portfolio
(5.20% 7-Day Yield)	16,628,490	16,628,490

TOTAL SHORT TERM INVESTMENTS
(Cost $16,628,490)		16,628,490

Total Investments- 165.83%
(Cost $966,090,431)		945,698,113

Liabilities in Excess of Other Assets - (6.94)%		(39,549,508)

Mandatory Redeemable Preferred Shares - (7.85)%

(liquidation preference plus distributions payable on term preferred shares)		(44,763,049)

Leverage Facility - (51.05)%		(291,100,000)

Net Assets - 100.00%		$570,285,556

Amounts above are shown as a percentage of net assets as of June 30, 2024.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2024 was 5.45%

3M US L - 3 Month LIBOR as of June 30, 2024 was 5.59%

6M US L - 6 Month LIBOR as of June 30, 2024 was 5.68%

1M US SOFR- 1 Month SOFR as of June 30, 2024 was 5.34%

3M US SOFR - 3 Month SOFR as of June 30, 2024 was 5.32%

6M US SOFR - 6 Month SOFR as of June 30, 2024 was 5.25%

1M CME TERM SOFR - 1 Month CME TERM SOFR as of June 30, 2024 was 5.34%

3M CME TERM SOFR - 3 Month CME TERM SOFR as of June 30, 2024 was 5.32%

6M CME TERM SOFR - 6 Month CME TERM SOFR as of June 30, 2024 was 5.25%

PRIME - US Prime Rate as of June 30, 2024 was 8.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of June 30, 2024. The Portfolio of Investments records only the funded portion of each position. As of June 30, 2024, the Fund has unfunded delayed draw loans in the amount of $926,648. Fair value of these unfunded delayed draws was $931,050. Additional information is provided in Note 9 General Commitments and Contingencies.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $124,598,751, which represented approximately 21.85% of net assets as of June 30, 2024. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Non-income producing security.
(g)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	71

Blackstone Credit & Insurance Funds	Statements of Assets and Liabilities

June 30, 2024 (Unaudited)

	Senior Floating Rate 2027 Term Fund	Long-Short Credit Income Fund	Strategic Credit 2027 Term Fund
ASSETS:
Investments, at fair value (Cost $302,383,241, $263,313,891 and $966,090,431, respectively)	$297,190,326	$258,686,798	$945,698,113
Cash	39,406	3,179,765	1,482,836
Receivable for investment securities sold	26,993,772	19,663,410	53,421,861
Interest receivable	1,683,558	1,600,858	5,882,749
Net unrealized appreciation on unfunded loan commitments	3,051	2,880	5,858
Prepaid offering costs	358,525	446,647	–
Prepaid expenses and other assets	21,476	17,008	67,712
Total Assets	326,290,114	283,597,366	1,006,559,129

LIABILITIES:
Payable for investment securities purchased	40,848,632	33,805,056	94,739,483
Leverage facility	90,600,000	79,200,000	291,100,000
Interest due on leverage facility	940,481	415,525	2,137,087
Accrued investment advisory fee payable	309,331	506,294	698,357
Accrued fund accounting and administration fees payable	204,629	185,853	599,276
Accrued trustees' fees payable	28,381	31,218	134,147
Other payables and accrued expenses	778,756	767,068	2,102,174
Mandatory redeemable preferred shares(a) (net of deferred financing costs of: –, – and 523,451, respectively)(a)	–	–	44,476,549
Distributions payable on mandatory redeemable preferred shares	–	–	286,500
Total Liabilities	133,710,210	114,911,014	436,273,573
Net Assets Attributable to Common Shareholders	$192,579,904	$168,686,352	$570,285,556

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Par value ($0.001 per share, applicable to 13,008,542, 12,708,275 and 44,664,382 shares issued and outstanding)	$13,009	$12,708	$44,664
Paid-in capital in excess of par value	257,204,936	236,816,138	839,503,351
Total distributable earnings	(64,638,041)	(68,142,494)	(269,262,459)
Net Assets Attributable to Common Shareholders	$192,579,904	$168,686,352	$570,285,556

Net Asset Value per Common Share	$14.80	$13.27	$12.77

(a)	$1,000 liquidation value per share. 45,000 shares issued and outstanding for BGB .

See Notes to Financial Statements.

72	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Statements of Operations

For the Six Months Ended June 30, 2024 (Unaudited)

	Senior Floating Rate 2027 Term Fund	Long-Short Credit Income Fund	Strategic Credit 2027 Term Fund
INVESTMENT INCOME:
Interest	$14,029,757	$12,167,307	$43,555,134
Total Investment Income	14,029,757	12,167,307	43,555,134

EXPENSES:
Investment advisory fee	1,268,266	1,008,875	4,461,476
Fund accounting and administration fees	151,915	133,207	479,493
Insurance expense	2,731	1,891	18,379
Legal and audit fees	208,299	129,274	498,039
Custodian fees	116,201	41,544	107,937
Amortization of deferred financing costs	–	–	88,372
Trustees' fees and expenses	62,384	55,629	192,783
Printing expense	1,206	16,490	17,656
Transfer agent fees	5,937	2,823	30,148
Interest on leverage facility	3,027,919	2,636,177	9,094,021
Other expenses	90,644	65,565	309,881
Distributions to mandatory redeemable preferred shares	–	–	1,485,000
Total Expenses	4,935,502	4,091,475	16,783,185
Net Investment Income	9,094,255	8,075,832	26,771,949

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities and unfunded loan commitments	624,886	825,815	4,275,364
Net realized gain:	624,886	825,815	4,275,364
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(49,627)	(489,369)	(5,055,870)
Net change in unrealized appreciation/(depreciation) on investments	(49,627)	(489,369)	(5,055,870)
Net Realized and Unrealized Gain/(Loss) on Investments	575,259	336,446	(780,506)

Net Increase in Net Assets Attributable to Common Shares from Operations	$9,669,514	$8,412,278	$25,991,443

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	73

Blackstone Credit & Insurance Funds	Statements of Changes in Net Assets

	Senior Floating Rate 2027 Term Fund		Long-Short Credit Income Fund		Strategic Credit 2027 Term Fund
	For the Six Months Ended June 30, 2024 (Unaudited)	For the Year Ended December 31, 2023	For the Six Months Ended June 30, 2024 (Unaudited)	For the Year Ended December 31, 2023	For the Six Months Ended June 30, 2024 (Unaudited)	For the Year Ended December 31, 2023
FROM OPERATIONS:
Net investment income(a)	$9,094,255	$17,810,755	$8,075,832	$16,070,215	$26,771,949	$51,138,592
Net realized gain/(loss)	624,886	(5,625,243)	825,815	(7,329,703)	4,275,364	(25,331,662)
Net change in unrealized appreciation/(depreciation) on Investment securities	(49,627)	14,680,231	(489,369)	15,691,034	(5,055,870)	54,842,312
Net Increase in Net Assets Attributable to Common Shares from Operations	9,669,514	26,865,743	8,412,278	24,431,546	25,991,443	80,649,242

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(7,414,869)	(18,680,266)	(6,646,428)	(17,041,796)	(21,170,917)	(54,043,902)
Net Decrease in Net Assets from Distributions to Common Shareholders	(7,414,869)	(18,680,266)	(6,646,428)	(17,041,796)	(21,170,917)	(54,043,902)

Net Increase in Net Assets Attributable to Common Shares	2,254,645	8,185,477	1,765,850	7,389,750	4,820,526	26,605,340

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	190,325,259	182,139,782	166,920,502	159,530,752	565,465,030	538,859,690
End of period	$192,579,904	$190,325,259	$168,686,352	$166,920,502	$570,285,556	$565,465,030

(a)	Includes impact of distributions to preferred shareholders from net investment income. Distributions on the Fund's mandatory redeemable preferred stock ("MRPS") are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage. The Long-Short Credit Income Fund and the Strategic Credit 2027 Term Fund recorded distributions of $– and $1,485,000, respectively, to holders of MRPS for the six months ended June 30, 2024. For the fiscal year ended December 31, 2023, the Long-Short Credit Income Fund and the Strategic Credit 2027 Term Fund recorded distributions of $416,686 and $2,183,294, respectively, to holders of MRPS. See Note 12 for details on tax characterization of distributions.

See Notes to Financial Statements.

74	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Statements of Cash Flows

For the Six Months Ended June 30, 2024 (Unaudited)

	Senior Floating Rate 2027 Term Fund	Long-Short Credit Income Fund	Strategic Credit 2027 Term Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$9,669,514	$8,412,278	$25,991,443
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of investment securities	(150,073,769)	(135,460,983)	(586,497,328)
Payment-in-kind interest	(60,699)	(55,951)	(196,228)
Proceeds from disposition of investment securities	146,809,908	134,736,025	580,057,067
Net discounts (accreted)/premiums amortized	(488,503)	(558,825)	(2,515,051)
Net realized gains on:
Investment securities and unfunded loan commitments	(624,886)	(825,815)	(4,275,364)
Net change in unrealized depreciation on:
Investment securities	49,627	489,369	5,055,870
Net purchases of short term investment	1,848,850	1,461,105	(316,884)
Amortization of deferred financing costs	–	–	88,372
(Increase)/Decrease in assets:
Interest receivable	184,651	210,695	970,409
Net unrealized appreciation on unfunded loan commitments	2,252	1,448	7,582
Prepaid expenses and other assets	3,557	2,706	29,247
Increase/(Decrease) in liabilities:
Distributions payable on mandatory redeemable preferred shares	–	–	(216,750)
Interest due on loan facility	452,693	(184,238)	(892,040)
Accrued investment advisory fees payable	(45,893)	336,105	(59,016)
Accrued fund accounting and administration expense payable	78,135	68,294	246,950
Accrued trustees' fees payable	3,288	3,892	18,243
Other payables and accrued expenses	124,052	97,294	298,056
Net Cash Provided by/(Used in) Operating Activities	7,932,777	8,733,399	17,794,578

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	1,000,000	2,000,000	50,500,000
Payments on leverage facility	–	–	(42,000,000)
Distributions paid - common shareholders - net of distributions reinvested	(8,897,843)	(7,955,380)	(25,369,369)
Net Cash Used in Financing Activities	(7,897,843)	(5,955,380)	(16,869,369)

Net Increase in Cash	34,934	2,778,019	925,209
Cash, beginning balance	$4,472	$401,746	$557,627
Cash, ending balance	$39,406	$3,179,765	$1,482,836

Supplemental disclosure of cash flow information:
Interest paid on leverage facility during the period	$2,575,226	$2,820,415	$9,986,061

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	75

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2024 (Unaudited)		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.63		$14.00	$16.21	$15.88
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.70		1.37	1.04	1.02
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	0.04		0.70	(2.39)	0.30
Total Income/(Loss) from Investment Operations	0.74		2.07	(1.35)	1.32

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.57)		(1.44)	(0.86)	(0.99)
Total Distributions to Common Shareholders	(0.57)		(1.44)	(0.86)	(0.99)

Net asset value per common share - end of period	$14.80		$14.63	$14.00	$16.21
Market price per common share - end of period	$14.01		$13.35	$12.43	$17.17

Total Investment Return - Net Asset Value(b)	5.29%		16.64%	(8.01%)	8.57%
Total Investment Return - Market Price(b)	9.22%		19.88%	(22.89%)	28.43%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$192,580		$190,325	$182,140	$219,387
Ratio of expenses to average net assets attributable to common shares	5.14	%(c)	4.69%	3.18%	2.36%
Ratio of expenses to average managed assets(d)	3.50	%(c)	3.28%	2.16%	1.60%
Ratio of net investment income to average net assets attributable to common shares	9.48	%(c)	9.50%	6.95%	6.23%
Portfolio turnover rate	60	%(e)	60%	75%	97%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$90,600		$89,600	$85,000	$105,500
Average borrowings outstanding during the period (000s)	$90,479		$80,626	$94,819	$105,974
Asset coverage, end of period per $1,000(f)	$3,126		$3,124	$3,143	$3,079

See Notes to Financial Statements.

76	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2020 (g)	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.41	$16.48	$17.57	$17.61
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.08	1.31	1.32	1.26
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(0.72)	(0.06)	(1.00)	(0.14)
Total Income from Investment Operations	0.36	1.25	0.32	1.12

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.09)	(1.32)	(1.41)	(1.16)
Total Distributions to Common Shareholders	(1.09)	(1.32)	(1.41)	(1.16)

CAPITAL SHARE TRANSACTIONS:
Accretion to net asset value resulting from share repurchases	0.20	–	–	–
Total Capital Share Transactions	0.20	–	–	–
Net asset value per common share - end of period	$15.88	$16.41	$16.48	$17.57
Market price per common share - end of period	$14.22	$16.15	$15.33	$18.00

Total Investment Return - Net Asset Value(b)	4.98%	7.92%	1.88%	6.67%
Total Investment Return - Market Price(b)	(4.48%)	14.17%	(7.49%)	6.44%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$215,253	$250,848	$251,645	$267,903
Ratio of expenses to average net assets attributable to common shares	2.75%	3.54%	3.35%	3.01%
Ratio of expenses to average managed assets(d)	1.87%	2.37%	2.25%	2.02%
Ratio of net investment income to average net assets attributable to common shares	7.19%	7.82%	7.49%	7.11%
Portfolio turnover rate	76%	40%	88%	135%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$100,000	$123,500	$124,000	$132,000
Average borrowings outstanding during the period (000s)	$104,521	$125,408	$132,067	$132,323
Asset coverage, end of period per $1,000(f)	$3,153	$3,031	$3,029	$3,030

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	77

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period		$15.96		$18.08		$19.27
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)		1.24		1.22		0.92
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments		1.57		(2.17)		(0.84)
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)		–		–		(0.06)
From net realized gains		–		–		–
Total Income/(Loss) from Investment Operations		2.81		(0.95)		0.02

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income		(1.16)		(1.17)		(0.86)
From net realized gains		–		–		(0.08)
From tax return of capital		–		–		(0.27)
Total Distributions to Common Shareholders		(1.16)		(1.17)		(1.21)

Net asset value per common share - end of period		$17.61		$15.96		$18.08
Market price per common share - end of period		$18.08		$14.85		$16.74

Total Investment Return - Net Asset Value(b)		18.44%		(5.19%)		0.38%
Total Investment Return - Market Price(b)		30.70%		(4.72%)		(4.99%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)		$268,153		$242,874		$275,201
Ratio of expenses to average net assets attributable to common shares		2.59%		2.48%		3.02	%(h)
Ratio of expenses to average managed assets(d)		1.74%		1.67%		2.02	%(h)
Ratio of net investment income to average net assets attributable to common shares		7.48%		6.84%		4.88	%(h)
Portfolio turnover rate		99%		65%		66%

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$	N/A	$	N/A		$–	(i)
Average borrowings outstanding during the period (000s)	$	N/A	$	N/A		$96,000	(i)
Asset coverage, end of period per $1,000	$	N/A	$	N/A	$	N/A	(i)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$131,000		$119,500		$133,000
Average borrowings outstanding during the period (000s)		$122,782		$132,372		$137,412	(j)
Asset coverage, end of period per $1,000(f)		$3,047		$3,032		$3,069

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.

(c)	Annualized.

(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(e)	Percentage represents the results for the period and is not annualized.

(f)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

(g)	Prior to December 10, 2020 the Blackstone Senior Floating Rate 2027 Term Fund was known as the Blackstone / GSO Senior Floating Rate Term Fund.

(h)	Ratios do not reflect dividend payments to preferred shareholders.

(i)	On October 8, 2014, BSL redeemed 100% of the senior secured notes at 100% of their principal amount and entered into a new 364-day revolving credit facility. Average borrowings are shown for the period January 1, 2014 through the redemption date.

(j)	Since first borrowing was made on October 8, 2014.

See Notes to Financial Statements.

78	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2024 (Unaudited)			For the Year Ended December 31, 2023		For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period		$13.13			$12.55	$15.22	$14.94
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)		0.64			1.26	1.06	1.06
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments		0.02			0.66	(2.85)	0.25
Total Income/(Loss) from Investment Operations		0.66			1.92	(1.79)	1.31

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income		(0.52)			(1.34)	(0.88)	(1.03)
Total Distributions to Common Shareholders		(0.52)			(1.34)	(0.88)	(1.03)

Net asset value per common share - end of period		$13.27			$13.13	$12.55	$15.22
Market price per common share - end of period		$12.43			$11.45	$10.84	$14.70

Total Investment Return - Net Asset Value(c)		5.39%			17.64%	(11.19%)	9.26%
Total Investment Return - Market Price(c)		13.21%			18.77%	(20.58%)	17.48%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)		$168,686			$166,921	$159,531	$193,368
Ratio of expenses to average net assets attributable to common shares		4.87	%(d)		5.24%	3.67%	2.69%
Ratio of expenses to average managed assets(e)		3.33	%(d)		3.39%	2.24%	1.67%
Ratio of net investment income to average net assets attributable to common shares		9.61	%(d)		9.77%	7.68%	6.89%
Portfolio turnover rate		61	%(f)		88%	94%	90%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$	N/A		$	N/A	$20,125	$20,128
Total shares outstanding (000s)		–			–	20	20
Asset coverage , end of period per $1,000(g)	$	N/A		$	N/A	$2,550	$2,626
Liquidation preference per share	$	N/A		$	N/A	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$79,200			$77,200	$82,800	$98,900
Average borrowings outstanding during the period (000s)		$78,552			$78,190	$92,127	$100,347
Asset coverage, end of period per $1,000(h)		$3,130			$3,162	$3,170	$3,157

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	79

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2020 (i)	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.74	$15.62	$17.09	$16.94
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	1.18	1.46	1.46	1.34
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(0.79)	0.12	(1.32)	0.05
Total Income from Investment Operations	0.39	1.58	0.14	1.39

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.19)	(1.46)	(1.61)	(1.24)
Total Distributions to Common Shareholders	(1.19)	(1.46)	(1.61)	(1.24)

Net asset value per common share - end of period	$14.94	$15.74	$15.62	$17.09
Market price per common share - end of period	$13.42	$15.64	$13.74	$15.92

Total Investment Return - Net Asset Value(c)	4.41%	10.73%	1.25%	8.85%
Total Investment Return - Market Price(c)	(5.62%)	25.08%	(4.40%)	7.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$189,901	$199,982	$198,399	$217,067
Ratio of expenses to average net assets attributable to common shares	3.08%	3.85%	3.73%	3.03%
Ratio of expenses to average managed assets(e)	1.89%	2.36%	2.31%	1.93%
Ratio of net investment income to average net assets attributable to common shares	8.28%	9.15%	8.52%	7.82%
Portfolio turnover rate	77%	40%	75%	126%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,128	$20,128	$20,122	$20,121
Total shares outstanding (000s)	20	20	20	20
Asset coverage , end of period per $1,000(g)	$2,638	$2,562	$2,556	$2,644
Liquidation preference per share	$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$95,900	$108,000	$107,500	$112,000
Average borrowings outstanding during the period (000s)	$93,946	$109,385	$115,392	$105,633
Asset coverage, end of period per $1,000(h)	$3,189	$3,037	$3,032	$3,117

See Notes to Financial Statements.

80	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.37		$17.82		$19.11
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	1.40		1.48		0.94
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	1.60		(2.66)		(1.03)
Total Income/(Loss) from Investment Operations	3.00		(1.18)		(0.09)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.43)		(1.27)		(0.96)
From net realized gains	–		–		(0.06)
From tax return of capital	–		–		(0.18)
Total Distributions to Common Shareholders	(1.43)		(1.27)		(1.20)

Net asset value per common share - end of period	$16.94		$15.37		$17.82
Market price per common share - end of period	$15.92		$13.48		$15.53

Total Investment Return - Net Asset Value(c)	21.21%		(6.04%)		(0.06%)
Total Investment Return - Market Price(c)	29.89%		(5.44%)		(6.86%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$215,236		$195,204		$226,316
Ratio of expenses to average net assets attributable to common shares	2.58%		2.07%		1.85%
Ratio of expenses to average managed assets(e)	1.73%		1.43%		1.66%
Ratio of net investment income to average net assets attributable to common shares	8.67%		8.45%		4.99%
Portfolio turnover rate	103%		72%		66%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,125	$	N/A	$	N/A
Total shares outstanding (000s)	20		–		–
Asset coverage , end of period per $1,000(g)	$2,905	$	N/A	$	N/A
Liquidation preference per share	$1,000	$	N/A	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$93,000		$96,000		$73,000
Average borrowings outstanding during the period (000s)	$93,684		$100,261		$66,827 (j)
Asset coverage, end of period per $1,000(h)	$3,314		$3,033		$4,100

(a)	Calculated using average common shares outstanding.
(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage.

(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.

(d)	Annualized.

(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(f)	Percentage represents the results for the period and is not annualized.

(g)	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000. On July 27, 2023, BGX redeemed all of its outstanding Series A mandatory redeemable preferred shares at liquidation value in the amount of $20,000,000.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	81

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(h)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000. On July 27, 2023, BGX redeemed all of its outstanding Series A mandatory redeemable preferred shares at liquidation value in the amount of $20,000,000.

(i)	Prior to December 10, 2020 the Blackstone Long-Short Credit Income Fund was known as the Blackstone / GSO Long-Short Credit Income Fund.

(j)	Since first borrowing was made on July 29, 2014.

See Notes to Financial Statements.

82	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2024 (Unaudited)		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (a)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.66		$12.06	$14.44	$14.19	$15.25
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.60		1.14	0.93	0.93	1.08
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(0.02)		0.67	(2.53)	0.21	(1.04)
Total Income/(Loss) from Investment Operations	0.58		1.81	(1.60)	1.14	0.04

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.47)		(1.21)	(0.78)	(0.89)	(1.10)
Total Distributions to Common Shareholders	(0.47)		(1.21)	(0.78)	(0.89)	(1.10)

Net asset value per common share - end of period	$12.77		$12.66	$12.06	$14.44	$14.19

Market price per common share - end of period	$11.89		$11.32	$10.58	$13.49	$12.48

Total Investment Return - Net Asset Value(d)	4.95%		17.10%	(10.68%)	8.60%	2.03%
Total Investment Return - Market Price(d)	9.28%		19.36%	(16.13%)	15.36%	(4.83%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$570,286		$565,465	$538,860	$645,050	$633,741
Ratio of expenses to average net assets attributable to common shares	5.91	%(e)	5.70%	3.67%	2.78%	3.15%
Ratio of expenses to average managed assets(f)	3.72	%(e)	3.65%	2.32%	1.77%	2.00%
Ratio of net investment income to average net assets attributable to common shares	9.43	%(e)	9.22%	7.08%	6.36%	7.90%
Portfolio turnover rate	68	%(g)	81%	81%	101%	77%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$44,763		$44,891	$45,281	$45,287	$45,287
Total shares outstanding (000s)	45		45	45	45	45
Asset coverage, end of period per $1,000(h)	$2,697		$2,726	$2,715	$2,749	$2,790
Liquidation preference per share	$1,000		$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$291,100		$282,600	$268,900	$323,800	$309,100
Average borrowings outstanding during the period (000s)	$290,534		$266,066	$300,105	$325,709	$306,661
Asset coverage, end of period per $1,000(i)	$3,114		$3,160	$3,172	$3,131	$3,196

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	83

Blackstone Strategic Credit 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

For the Year Ended December 31, 2019
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.30
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	1.35
Net realized and unrealized loss on investments, foreign currency transactions and unfunded loan commitments	(0.06)
Total Income from Investment Operations	1.29

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.34)
Total Distributions to Common Shareholders	(1.34)

Net asset value per common share - end of period	$15.25
Market price per common share - end of period	$14.38

Total Investment Return - Net Asset Value(d)	9.29%
Total Investment Return - Market Price(d)	17.05%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$681,312
Ratio of expenses to average net assets attributable to common shares	3.97%
Ratio of expenses to average managed assets(f)	2.50%
Ratio of net investment income to average net assets attributable to common shares	8.68%
Portfolio turnover rate	40%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$45,287
Total shares outstanding (000s)	45
Asset coverage, end of period per $1,000(h)	$2,697
Liquidation preference per share	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$356,500
Average borrowings outstanding during the period (000s)	$363,945
Asset coverage, end of period per $1,000(i)	$3,037

(a)	Prior to December 10, 2020 the Blackstone Strategic Credit 2027 Term Fund was known as the Blackstone / GSO Strategic Credit Fund.
(b)	Calculated using average common shares outstanding.
(c)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 11 - Leverage.
(d)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.

See Notes to Financial Statements.

84	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(e)	Annualized.

(f)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(g)	Percentage represents the results for the period and is not annualized.

(h)	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000. On July 25, 2023, BGB issued 45,000 4-year Series B mandatory redeemable preferred shares with a liquidation value of $45,000,000. On July 27, 2023, BGB redeemed all of its outstanding Series A mandatory redeemable preferred shares at liquidation value in the amount of $45,000,000.

(i)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000. On July 25, 2023, BGB issued 45,000 4-year Series B mandatory redeemable preferred shares with a liquidation value of $45,000,000. On July 27, 2023, BGB redeemed all of its outstanding Series A mandatory redeemable preferred shares at liquidation value in the amount of $45,000,000.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2024	85

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate 2027 Term Fund (formerly known as Blackstone Senior Floating Rate Term Fund) (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BSL’s Board of Trustees (the “BSL Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the BSL Board approved a proposal to amend BSL's charter to allow an extension of up to five years in length (the “Charter Amendment”). The BSL Board also approved a proposal to extend the term of BSL by five years by changing BSL's scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

On January 26, 2022, the Securities and Exchange Commission (the "SEC") declared effective a registration statement filed under the “shelf” registration process for BSL. Pursuant to the shelf registration, BSL may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BSL designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. On February 1, 2022, BSL launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. During the year ended December 31, 2022, BSL sold 2,004 common shares totaling $32,583, net of offering costs of $87, pursuant to this shelf registration. For the period ended June 30, 2024, BSL did not sell any shares pursuant to this shelf registration.

Blackstone Long-Short Credit Income Fund (“BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

On May 22, 2020, the SEC declared effective a registration statement filed under the “shelf” registration process for BGX. Pursuant to the shelf registration, BGX may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BGX designates from time to time, directly to purchasers, through ATM offerings or through a combination of these methods. On August 19, 2020, BGX launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. On July 30, 2021, the SEC declared effective an updated shelf registration statement and BGX filed an updated prospectus supplement with respect to the ATM offering on August 19, 2021. As of June 30, 2024, BGX has not yet sold any shares pursuant to this shelf registration.

Blackstone Strategic Credit 2027 Term Fund (formerly known as Blackstone Strategic Credit Fund) (“BGB” and, collectively with BSL and BGX, the “Funds”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BGB’s Board of Trustees (the “BGB Board”), with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

86	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

The Funds were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, the Funds are now classified as diversified companies; BGX and BSL as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act. The name changes of BSL and BGB became effective on March 6, 2023.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined in Note 3) will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined in Note 3) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. Each Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Open-end investment companies are generally valued at their closing net asset values as reported on each business day. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

Semi-Annual Report | June 30, 2024	87

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

In accordance with Rule 2a-5 under the 1940 Act, the Funds’ Board of Trustees (the “Board”) has designated the Adviser as the valuation designee to perform fair value determinations related to each Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as the valuation designee to the Board at each regularly scheduled quarterly meeting. The Funds have procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

88	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of June 30, 2024:

Blackstone Senior Floating Rate 2027 Term Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$8,110,726	$551,326	$8,662,052
Building Products	–	6,702,593	262,910	6,965,503
Commercial Services & Supplies	–	12,476,552	1,655,816	14,132,368
Diversified Consumer Services	–	6,071,523	4,624	6,076,147
Diversified REITs	–	464,839	262,815	727,654
Health Care Technology	–	4,305,565	1,197,014	5,502,579
Insurance	–	5,424,538	879,275	6,303,813
Interactive Media & Services	–	–	1,319,128	1,319,128
IT Services	–	9,492,969	1,613,222	11,106,191
Leisure Products	–	–	155,087	155,087
Pharmaceuticals	–	1,373,535	1,191,693	2,565,228
Professional Services	–	22,757,704	1,285,843	24,043,547
Real Estate Management & Development	–	–	1,378,724	1,378,724
Software	–	33,935,038	1,203,495	35,138,533
Specialty Retail	–	2,071,692	1,368,815	3,440,507
Trading Companies & Distributors	–	8,892,138	177,413	9,069,551
Other	–	132,614,328	–	132,614,328
Collateralized Loan Obligation Securities
Consumer Finance	–	–	475,028	475,028
Financial Services	–	–	14,601,355	14,601,355
Corporate Bonds	–	6,164,687	–	6,164,687
Common Stock
Health Care Equipment & Supplies	–	–	90,204	90,204
Health Care Providers & Services	–	288,485	–	288,485
Short-Term Investments	6,369,627	–	–	6,369,627
Total	$6,369,627	$261,146,912	$29,673,787	$297,190,326

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	1,668	1,383	3,051
Total	–	1,668	1,383	3,051

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes.. As of June 30, 2024, the Fund's outstanding borrowings of $90,600,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

Semi-Annual Report | June 30, 2024	89

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

Blackstone Long-Short Credit Income Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$7,210,603	$484,160	$7,694,763
Building Products	–	6,050,879	231,717	6,282,596
Commercial Services & Supplies	–	9,972,853	1,551,774	11,524,627
Diversified Consumer Services	–	5,424,256	4,094	5,428,350
Diversified REITs	–	399,449	229,929	629,378
Electrical Equipment	–	–	1,002,500	1,002,500
Health Care Technology	–	3,367,153	1,005,447	4,372,600
Insurance	–	4,470,664	1,046,732	5,517,396
Interactive Media & Services	–	–	609,577	609,577
IT Services	–	6,150,052	1,445,468	7,595,520
Pharmaceuticals	–	1,358,130	1,135,651	2,493,781
Professional Services	–	17,173,361	1,132,739	18,306,100
Real Estate Management & Development	–	–	1,087,572	1,087,572
Software	–	25,811,060	1,047,355	26,858,415
Specialty Retail	–	2,505,691	1,215,172	3,720,863
Trading Companies & Distributors	–	5,278,802	155,689	5,434,491
Other	–	111,158,569	–	111,158,569
Collateralized Loan Obligation Securities
Consumer Finance	–	–	491,383	491,383
Financial Services	–	–	11,803,868	11,803,868
Corporate Bonds	–	21,345,574	–	21,345,574
Common Stock
Health Care Equipment & Supplies	–	–	123,615	123,615
Health Care Providers & Services	–	236,027	–	236,027
Short Term Investments	4,969,233	–	–	4,969,233
Total	$4,969,233	$227,913,123	$25,804,442	$258,686,798

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	1,562	1,318	2,880
Total	–	1,562	1,318	2,880

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2024, the Fund's outstanding borrowings of $79,200,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

90	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

Blackstone Strategic Credit 2027 Term Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$22,486,501	$1,763,125	$24,249,626
Building Products	–	21,418,301	842,203	22,260,504
Commercial Services & Supplies	–	35,254,591	3,167,976	38,422,567
Diversified Consumer Services	–	20,040,668	13,535	20,054,203
Diversified REITs	–	1,320,597	843,254	2,163,851
Electrical Equipment	–	1,718,617	4,010,000	5,728,617
Health Care Technology	–	11,879,436	3,219,366	15,098,802
Insurance	–	14,954,755	2,513,011	17,467,766
Interactive Media & Services	–	–	1,963,396	1,963,396
IT Services	–	23,530,411	5,127,290	28,657,701
Leisure Products	–	–	440,599	440,599
Pharmaceuticals	–	5,074,300	3,746,572	8,820,872
Professional Services	–	65,425,955	3,938,606	69,364,561
Real Estate Management & Development	–	–	5,670,717	5,670,717
Software	–	88,377,370	3,736,054	92,113,424
Specialty Retail	–	8,460,460	4,399,761	12,860,221
Trading Companies & Distributors	–	25,131,791	503,273	25,635,064
Other	–	391,810,868	–	391,810,868
Corporate Bonds	–	143,849,181	–	143,849,181
Common Stock
Energy Equipment & Services	–	146,372	1,106,625	1,252,997
Health Care Equipment & Supplies	–	–	394,136	394,136
Health Care Providers & Services	–	786,768	–	786,768
Warrants
Energy Equipment & Services	–	–	3,182	3,182
Short Term Investments	16,628,490	–	–	16,628,490
Total	$16,628,490	$881,666,942	$47,402,681	$945,698,113

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	4,622	1,236	5,858
Total	–	4,622	1,236	5,858

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2024, the Fund's outstanding borrowings of $291,100,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

Semi-Annual Report | June 30, 2024	91

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

The changes of the fair value of investments for which the Funds have used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate 2027 Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Unfunded Loan Commitments	Total
Balance as of December 31, 2023	$9,566,894	$13,259,309	$247,274	$1,036	$23,074,513
Accrued discount/ premium	3,396	3,274	–	–	6,670
Realized Gain/(Loss)	25,898	(4,585)	–	–	21,313
Change in Unrealized Appreciation/(Depreciation)	553,402	313,500	41,213	347	908,462
Purchases(1)	11,094,439	2,000,300	–	–	13,094,739
Sales Proceeds(2)	(8,012,385)	(495,415)	(1)	–	(8,507,801)
Transfer into Level 3	2,498,083	–	90,204	–	2,588,287
Transfer out of Level 3	(1,222,527)	–	(288,486)	–	(1,511,013)
Balance as of June 30, 2024	$14,507,200	$15,076,383	$90,204	$1,383	$29,675,170
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2024	$499,923	$308,227	$66,150	$1,383	$875,733

Blackstone Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Unfunded Loan Commitments	Total
Balance as of December 31, 2023	$7,867,628	$12,768,682	$202,309	$973	$20,839,592
Accrued discount/ premium	2,870	5,049	–	–	7,919
Realized Gain/(Loss)	29,366	4,782	–	–	34,148
Change in Unrealized Appreciation/(Depreciation)	486,238	262,468	33,718	345	782,769
Purchases	10,740,333	–	–	–	10,740,333
Sales Proceeds	(6,584,175)	(745,730)	–	–	(7,329,905)
Transfer into Level 3	1,727,929	–	123,615	–	1,851,544
Transfer out of Level 3	(884,613)	–	(236,027)	–	(1,120,640)
Balance as of June 30, 2024	$13,385,576	$12,295,251	$123,615	$1,318	$25,805,760
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2024	$445,739	$267,095	$90,651	$1,318	$804,803

Blackstone Strategic Credit 2027 Term Fund	Floating Rate Loan Interests	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2023	$21,296,184	$1,780,998	$3,182	$2,034	$23,082,398
Accrued discount/ premium	9,117	–	–	–	9,117
Realized Gain/(Loss)	84,465	–	–	–	84,465
Change in Unrealized Appreciation/(Depreciation)	1,488,008	112,395	–	(798)	1,599,605
Purchases(1)	41,146,293	–	–	–	41,146,293
Sales Proceeds(2)	(21,166,342)	–	–	–	(21,166,342)
Transfer into Level 3	5,672,765	394,136	–	–	6,066,901
Transfer out of Level 3	(2,631,752)	(786,786)	–	–	(3,418,520)
Balance as of June 30, 2024	$45,898,738	$1,500,761	$3,182	$1,236	$47,403,917
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2024	$1,493,299	$289,033	$–	$1,236	$1,783,568

(1)	Purchases include all purchases of securities and securities received in corporate actions.

(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

92	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Information about Level 3 fair value measurements as of June 30, 2024:

Blackstone Senior Floating Rate 2027 Term Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$14,507,200	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	15,076,383	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	90,204	Third Party Vendor Pricing Services	Broker Quotes	N/A
Unfunded Loan Commitments	1,383	Third Party Vendor Pricing Services	Broker Quote	N/A

Blackstone Long-Short Credit Income Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$13,385,576	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	12,295,251	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	123,615	Third Party Vendor Pricing Services	Broker Quotes	N/A
Unfunded Loan Commitments	1,318	Third Party Vendor Pricing Services	Broker Quotes	N/A

Blackstone Strategic Credit 2027 Term Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$45,898,738	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	–	Performance Multiple Methodology	EBITDA Multiple	7.38x
	1,500,761	Third Party Vendor Pricing Services	Broker Quotes	N/A
Warrants	3,182	Third Party Vendor Pricing Services	Broker Quotes	N/A
Unfunded Loan Commitments	1,236	Third Party Vendor Pricing Services	Broker Quotes	N/A

A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Broker Quotes	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

When the Funds sell a floating rate loan interest, they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. For the period ended June 30, 2024, Management has analyzed the tax positions taken by the Funds and has concluded that no income tax provisions are required.

Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, including differences in the timing of recognition or income, losses, and/or gains, and differing characterization of distributions made by the Funds as a whole.

As of and during the period ended June 30, 2024, the Funds did not incur a liability arising from any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years after the filing of most state and local returns for state and local purposes. Tax returns for any open years have not required and as such not incorporated any uncertain tax positions that result in a provision for income taxes.

Semi-Annual Report | June 30, 2024	93

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income determined after the payment of dividends and/or interest, if any, owed with respect to any outstanding preferred shares and/or borrowings. The Funds intend to pay any capital gain distributions at least annually, if any. The Funds utilize a "dynamic" distribution strategy that is based on the net investment income earned by the Funds. The Funds declare a set of monthly distributions each quarter in amounts closely tied to the Funds' recent average monthly net investment income. As a result, the monthly distribution amounts for the Funds typically vary when compared quarter over quarter. A distribution may be treated as paid by December 31 of any calendar year if such a distribution is declared by the Fund in October, November or December with a record date in such a month and is paid by the Fund prior to January 31 of the following calendar year. Such distributions may be taxable to shareholders in the calendar year in which the distributions are declared, rather than taxable to shareholders in the calendar year in which the distributions are paid.

Offering Costs: Offering costs incurred in connection with BSL’s shelf registration statement, through June 30, 2024, are approximately $358,525. The Statement of Assets and Liabilities reflects the current offering costs of $358,525 as prepaid offering cost. These offering costs will be charged to paid-in-capital upon the issuance of shares. Any remaining deferred offering costs at the end of the shelf offering period will be charged to expense and costs incurred to keep the shelf registration current are expensed as incurred.

Offering costs incurred in connection with BGX's shelf registration statement, through June 30, 2024, are approximately $557,435. The Statement of Assets and Liabilities reflects the current offering costs of $446,647 as deferred offering costs, of which $379,142 will be charged to paid-in-capital upon the issuance of shares. Any remaining deferred offering costs at the end of the shelf offering period will be charged to expense and costs incurred to keep the shelf registration current are expensed as incurred.

The estimates and assumptions underlying the Funds' financial statements are based on the information available as of June 30, 2024. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Management Fees: The Adviser, a wholly-owned subsidiary of Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit, asset-based finance and insurance asset management business unit of Blackstone Inc., “Blackstone Credit & Insurance”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds.

For BSL, the Adviser receives a monthly fee at the annual rate of 0.90% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BSL Managed Assets”). Effective November 17, 2017, the Adviser agreed to reduce a portion of the previous management fee (“Reduced Management Fee”), from an annual rate of 1.00% to 0.90% of BSL’s Managed Assets, in connection with the extension of BSL’s term through May 31, 2022. Due to the approval of the extension of the BSL term to May 31, 2027, the Reduced Management Fee will continue through BSL’s dissolution date. If BSL’s term is extended again by shareholders beyond May 31, 2027, the Reduced Management Fee will be assessed at that time. For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s total assets (including any assets attributable to any leverage used) minus the sum of BGB's accrued liabilities (other than Fund liabilities incurred for any leverage) ("BGB Managed Assets").

For the period ended June 30, 2024, management fees are included on the Statement of Operations. As of June 30, 2024, accrued payables relating to management fees are included on the Statement of Assets and Liabilities.

Trustee Fees: Effective January 1, 2024, the Funds and Blackstone Floating Rate Enhanced Income Fund (collectively the "Blackstone Credit & Insurance Funds") agreed to pay a retainer fee of $155,000 per annum to each Trustee who is not a director, officer, employee, or affiliate of Blackstone Credit & Insurance or ALPS Fund Services, Inc. (“ALPS”). The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also agreed to receive a retainer fee of $12,000 per annum and the Lead Independent Trustee agreed to receive a retainer fee of $16,000 per annum from the Blackstone Credit & Insurance Funds.

The Board implemented a Trustee Emeritus program (the “Program”) in November 2021. A Trustee Emeritus appointed under the Program will receive compensation equal to 10% of his or her retainer for serving as a Trustee as of the date on which the Board appoints such person as Trustee Emeritus. The term of service of a Trustee Emeritus expires twelve months from the date of the Trustee’s retirement from the Board.

Fund Accounting and Administration Fees: ALPS serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the NAV of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of each fund’s respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

94	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

Custodian and Transfer Agent: The Bank of New York Mellon serves as the Funds’ custodian. Computershare Inc. (“Computershare”) serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended June 30, 2024, excluding temporary short-term investments, were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Blackstone Senior Floating Rate 2027 Term Fund	$178,142,678	$171,493,445
Blackstone Long-Short Credit Income Fund	157,977,677	153,620,956
Blackstone Strategic Credit 2027 Term Fund	644,853,981	627,638,463

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser is a related party of the Funds. Fee arrangements with related parties are disclosed in Note 3 and amounts incurred are disclosed in the Statements of Operations.

During the period ended June 30, 2024, none of the Funds engaged in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act.

Blackstone Holdings Finance Co. L.L.C ("FINCO"), an affiliate of the Adviser, pays expenses on behalf of the Funds from time to time. The Funds reimburse FINCO for such expenses paid on behalf of the Funds. FINCO does not charge any fees for providing such services. The amounts of $275,191, $215,053 and $384,275 for BSL, BGX, and BGB, respectively, as of the period ended June 30, 2024, is recorded as other payables and accrued expenses on the Funds' Statements of Assets and Liabilities.

Blackstone Securities Partners L.P. (“BSP”), an affiliate of BSL and of the Adviser, serves as the Distributor for BSL’s ATM offering of common shares of beneficial interest (“BSL Common Shares”) under a distribution agreement with BSL (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BSL compensates BSP with respect to the sale of BSL Common Shares in the ATM offering at a commission rate of 1.00% of the gross proceeds of the sale of BSL Common Shares. Additionally, BSP entered into a sub-placement agent agreement with UBS Securities LLC (the “Sub-Placement Agent”) and of the commission rate of 1.00%, BSP will compensate the Sub-Placement Agent at a rate of 0.80% of the gross proceeds of the sale of BSL's Common Shares sold through the Sub-Placement Agent. For the period ended June 30, 2024, BSL did not sell any shares, pursuant to this shelf registration and $0 gross proceeds were rebated by BSP back to BSL.

Semi-Annual Report | June 30, 2024	95

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

NOTE 6. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

	For the Six
	Months Ended	For the
	June 30, 2024	Year Ended
Blackstone Senior Floating Rate 2027 Term Fund	(Unaudited)	December 31, 2023
Common shares outstanding - beginning of period	13,008,542	13,008,542
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	13,008,542	13,008,542

	For the Six
	Months Ended	For the
	June 30, 2024	Year Ended
Blackstone Long-Short Credit Income Fund	(Unaudited)	December 31, 2023
Common shares outstanding - beginning of period	12,708,275	12,708,275
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	12,708,275	12,708,275

	For the Six
	Months Ended	For the
	June 30, 2024	Year Ended
Blackstone Strategic Credit 2027 Term Fund	(Unaudited)	December 31, 2023
Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	44,664,382	44,664,382

NOTE 7. LOANS AND OTHER INVESTMENTS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans and 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities related to the principal amount of leverage). BGX defines its managed assets as total assets (including any assets attributable to any leverage used) minus the sum of BGX’s accrued liabilities (other than liabilities related to the principal amount of leverage). BGB defines “Managed Assets” as total assets (including "effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions)). Under normal market conditions, at least 80% of BGB's Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. At June 30, 2024, 93.32% of BSL’s Managed Assets were held in Senior Loans, 88.64% of BGX's Managed Assets were held in Secured Loans, and 102.31% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described below and in Principal Risks—LIBOR Risk”), plus a premium or credit spread.

96	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

The United Kingdom's Financial Conduct Authority announced a phase out of LIBOR in 2017. Although many LIBOR rates ceased to be published or were no longer representative of the underlying market they sought to measure after December 31, 2021, a selection of widely used U.S. dollar LIBOR rates were published through June 30, 2023 in order to assist with the transition. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the continued transition away from LIBOR and the nature of any replacement rate. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates, and there has been no global consensus as to an alternative rate. There could be significant operational challenges which could affect the Funds’ performance for the continued transition away from LIBOR. The Funds and our portfolio companies and/or obligors may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. The Funds may invest, or remain invested, in floating rate loans and investment securities whose interest rates are indexed to LIBOR.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At June 30, 2024, BSL, BGX and BGB had invested $4,951,586, $4,384,563, and $14,954,487, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Funds typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Funds may acquire Loans through assignments or participations. The Funds typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when the Funds must acquire a Loan through a participation.

BSL and BGX have invested in CLO securities. A CLO is a financing entity (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, each fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, each Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

Semi-Annual Report | June 30, 2024	97

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

NOTE 8. GENERAL COMMITMENTS AND CONTINGENCIES

As of June 30, 2024, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

	Blackstone Senior Floating		Blackstone Long-Short		Blackstone Strategic
	Rate 2027 Term Fund		Credit Income Fund		Credit 2027 Term Fund
Borrower	Par Value	Fair Value	Par Value	Fair Value	Par Value	Fair Value
Action Environmental Group, Inc., First Lien
Term Loan	$146,612	$147,712	$144,346	$145,428	$164,817	$166,054
Ryan LLC., First Lien Term Loan	52,063	52,343	44,444	44,683	147,302	148,093
Touchdown Acquirer Inc aka TenCate DDTL 1L	87,950	88,473	75,745	76,195	250,209	251,696
Groundworks LLC, First Lien Term Loan	94,772	94,831	104,642	104,707	226,555	226,696
Epicor Software Corp, First Lien Term Loan	42,902	43,134	37,661	37,866	137,765	138,511
Total	$424,300	$426,493	$406,838	$408,879	$926,648	$931,050

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the period ended June 30, 2024, BSL, BGX, and BGB recorded a net decrease in unrealized appreciation on unfunded loan commitments totaling $2,252, $1,448, and $7,852, respectively.

NOTE 9. CREDIT DEFAULT SWAPS

BGX may enter into over-the-counter (“OTC”) and/or centrally cleared credit default swap contracts and may also use credit default swaps to express a negative credit view on a loan or other investment. If BGX purchases protection under a credit default swap and no credit event occurs on the reference obligation, BGX will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, BGX (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

98	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy.

During the period ended June 30, 2024, BGX did not enter into any credit default swaps.

NOTE 10. LEVERAGE

On July 27, 2016, BGX and BGB issued 7-year Mandatory Redeemable Preferred Shares (the “Series A MRPS”). BGX issued 20,000 Series A MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 Series A MRPS with a total liquidation value of $45,000,000. As of February 11, 2021, the Series A MRPS of BGB and BGX were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on both BGB’s Series A MRPS and BGX’s Series A MRPS to “A”. The downgrades were driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Funds’ credit profiles. The dividend rate on the Funds’ Series A MRPS would have increased if the credit rating for the relevant Fund were downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB and BGX used the proceeds of the offerings to make additional investments for their portfolios. The final redemption date of the Series A MRPS was July 27, 2023, and on that date, BGB and BGX redeemed all of their outstanding Series A MRPS at liquidation value in the amount of $45,000,000 and $20,000,000, respectively. Prior to redemption, BGB and BGX made quarterly dividend payments on the Series A MRPS at an annual dividend rate of 3.61%. On July 25, 2023 BGB issued 45,000 4-year mandatory redeemable preferred shares (the “Series B MRPS”) with a par value of $0.001 per share and a total liquidation value of $45,000,000. As of July 25, 2023, the Series B MRPS were rated “A” by Fitch Ratings. The Series B MRPS are redeemable on July 25, 2027, and pay quarterly distributions at an annual dividend rate of 6.60%. The dividend rate on the Fund's Series B MRPS will increase if the Fund's credit rating is downgraded below "A" by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB used substantially all of the proceeds of the offering to fund the redemption payment for the Series A MRPS. Due to the terms of the Series B MRPS, face value approximates fair value at June 30, 2024. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

In connection with BGB and BGX’s issuance of Series A MRPS, certain costs were incurred by BGB and BGX and have been recorded net against the outstanding liability. These costs were amortized over the period beginning July 27, 2016 (day of issuance) through July 27, 2023, the final redemption date. In connection with BGB's issuance of Series B MRPS, certain costs were incurred by BGB and have been recorded net against the outstanding liability. These costs are being amortized over the period beginning July 25, 2023 (day of issuance) through July 25, 2027 (final redemption date) and are shown on BGB’s Statements of Operations under amortization of deferred financing costs.

Except for matters which do not require the vote of holders of Series B MRPS under the 1940 Act and except as otherwise provided in BGB’s Declaration of Trust, Bylaws, or the applicable Securities Purchase Agreement or as otherwise required by applicable law, each holder of Series B MRPS shall be entitled to one vote for each Series B MRPS held on each matter submitted to a vote of shareholders of the Fund, and the holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interest of the Fund, to elect two Trustees of the applicable Fund at all times.

Each Fund has entered into a separate Credit Agreement (each, an “Agreement”) with a lender to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) for BSL, BGX and BGB.

BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017, and as further amended and restated on June 20, 2018 and as further amended and restated on October 4, 2019 and as amended on October 2, 2020, October 1, 2021, November 29, 2021, September 30, 2022 and September 29, 2023 to borrow up to a limit of $100 million, with $34 million for tranche A loans ("BSL Tranche A Loans") and $66 million for tranche B loans ("BSL Tranche B Loans").

BGX entered into an agreement dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, July 25, 2017, January 8, 2018 and February 23, 2018 and as further amended and restated on June 20, 2018, and as further amended and restated on July 25, 2019 and as amended on July 23, 2020, July 26, 2021, November 29, 2021, July 21, 2022 and July 20, 2023, to borrow up to a limit of $100 million, with $34 million for tranche A loans (“BGX Tranche A Loans”) and $66 million for tranche B loans (“BGX Tranche B Loans”).

BGB entered into an agreement dated December 21, 2012, as amended on December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, December 20, 2017, as amended and restated on June 20, 2018, as amended on December 4, 2018 and as further amended and restated on January 11, 2019, as further amended on January 10, 2020, January 8, 2021, September 30, 2021, December 31, 2021 and December 30, 2022, and as further amended and restated on December 29, 2023, to borrow up to a limit of $300 million, with $105 million for tranche A loans (“BGB Tranche A Loans” and collectively with BGX Tranche A Loans and BSL Tranche A Loans, the “Tranche A Loans”) and $195 million for tranche B loans (“BGB Tranche B Loans” and collectively with BGX Tranche B Loans and BSL Tranche B Loans, the “Tranche B Loans”).

Semi-Annual Report | June 30, 2024	99

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

Borrowings under each Agreement are secured by the assets of each Fund.

Interest on BSL's Leverage Facility is charged at a rate of 1.00% above adjusted term Secured Overnight Financing Rate (“SOFR”) with respect to BSL Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BSL Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BSL Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1), or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Interest on BGB’s Leverage Facility is charged at a rate of 1.00% above adjusted term SOFR with respect to BGB Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BGB Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BGB Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Interest on BGX's Leverage Facility is charged at a rate of 1.00% above adjusted term SOFR with respect to BGX Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BGX Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BGX Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan to at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL, BGB and BGX, for each of Tranche A and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable at the end of the respective interest period. Each Fund may elect to extend the applicable Agreement for a further period with the consent of the lending bank. At June 30, 2024, BSL, BGX, and BGB had borrowings outstanding under their respective Leverage Facility of $90,600,000, $79,200,000, and $291,100,000, at an interest rate of 6.47%, 6.48%, and 5.59%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at June 30, 2024. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended June 30, 2024, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the weighted average interest rates were $90,479,121 and 6.59%, $78,551,648 and 6.57%, and $290,534,066 and 6.18%, respectively. During the period ended June 30, 2024, BSL, BGX and BGB incurred $16,203, $26,649, and $4,859, respectively, for commitment fees on undrawn amounts, which is included under Interest on leverage facility on the Statements of Operations.

Under each Agreement and governing document of the Series B MRPS, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings, and BGB has agreed to maintain 225% asset coverage over borrowings plus Series B MRPS. Compliance with the investment restrictions and calculations are performed by the Funds’ custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Funds may create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of June 30, 2024, BSL’s, BGX’s, and BGB’s leverage represented 31.99%, 31.95%, and 37.08% of each Fund’s Managed Assets, respectively. The leverage amount in BGB includes 4.96% of Managed Assets attributable to the Series B MRPS.

100	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

NOTE 11. INCOME TAX

Ordinary income, which as determined on a tax basis includes net short-term capital gains, if any, is allocated to common stockholders after the consideration of any payments due on outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income these distributions may be treated as a return of capital on a tax basis. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income, these distributions may also be treated as a return of capital on a tax basis.

Amounts paid from net long-term capital gains of the Funds, if any, will be designated as such by the Funds and are determined after the consideration of any payments due on outstanding preferred shares.

The Funds may make certain adjustments to the classification of net assets as a result of significant permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and non-deductible federal taxes or losses, among other items. These differences may be charged or credited to paid-in capital and distributable earnings as a result. For the year ended December 31, 2023 permanent differences were as follows

	Increase/(Decrease)	Increase/(Decrease)
Fund	Paid-in capital	Total Distributable Earnings
Blackstone Senior Floating Rate 2027 Term Fund	$(35,451)	$35,451
Blackstone Long-Short Credit Income Fund	$(27,380)	$27,380
Blackstone Strategic Credit 2027 Term Fund	$(203,128)	$203,128

The tax character of distributions paid by the Funds during the fiscal year ended December 31, 2023 was as follows:

	Blackstone Senior Floating	Blackstone Long-Short Credit		Blackstone Strategic Credit
2023	Rate 2027 Term Fund	Income Fund		2027 Term Fund
Distributions Paid From:
Ordinary Income	$18,680,266	$17,458,482	(a)	$56,227,196	(a)
Total	$18,680,266	$17,458,482		$56,227,196

(a)	Distributions paid include common shares and mandatory redeemable preferred shares.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses will be deemed to arise on the first day of the next taxable year. Losses for the year ended December 31, 2023, and as such are deemed to arise on the first day of the year ended December 31, 2024, were as follows:

Fund	Short Term	Long Term
Blackstone Senior Floating Rate 2027 Term Fund	$4,272,583	$57,701,462
Blackstone Long-Short Credit Income Fund	$7,037,018	$58,729,389
Blackstone Strategic Credit 2027 Term Fund	$22,565,487	$236,614,593

At December 31, 2023, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone Senior Floating	Blackstone Long-Short Credit	Blackstone Strategic Credit
	Rate 2027 Term Fund	Income Fund	2027 Term Fund
Undistributed ordinary income	$155,795	$–	$229,988
Accumulated capital losses	(61,974,045)	(65,766,407)	(259,180,080)
Unrealized appreciation/(depreciation)	(5,074,436)	(4,057,943)	(15,132,893)
Other Cumulative effect of timing differences	–	(83,994)	–
Total	$(66,892,686)	$(69,908,344)	$(274,082,985)

Semi-Annual Report | June 30, 2024	101

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2024 (Unaudited)

The amount of net tax unrealized appreciation/(depreciation) and the tax cost of investment securities at June 30, 2024, calculated using book/tax differences as of the most recently ended fiscal year, December 31, 2023, were as follows:

	Blackstone Senior Floating	Blackstone Long-Short Credit	Blackstone Strategic Credit
	Rate 2027 Term Fund	Income Fund	2027 Term Fund
Cost of investments for income tax purposes	$302,314,389	$263,234,110	$965,886,874
Gross appreciation (excess of value over tax cost)	$2,523,222	$2,479,394	$9,872,623
Gross depreciation (excess of tax cost over value)	(7,647,285)	(7,026,706)	(30,061,384)
Net unrealized depreciation	$(5,124,063)	$(4,547,312)	$(20,188,761)

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. In December 2022, FASB issued Accounting Standards Update No. 2022-06, "Deferral of the Sunset Date of Topic 848" ("ASU 2022-06). ASU 2022-06 defers the sunset date of Topic 848 to December 31, 2024, to permit entities to apply the guidance in Topic 848 through an 18-month period after the cessation date of USD LIBOR, which occurred on June 30, 2023. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

NOTE 13. INDEMNIFICATIONS

Under each Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the respective Fund. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Under such agreements, underwriters and agents may be entitled to indemnification by a Fund against certain civil liabilities, including liabilities under the Securities Act of 1933, or to contribution for payments the underwriters or agents may be required to make. Each Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the respective Fund that have not yet occurred.

NOTE 14. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Shareholder Distributions for BSL: On June 11, 2024, a monthly distribution of $0.114 per share was declared to common shareholders, payable on July 31, 2024, to common shareholders of record on July 24, 2024. On June 11, 2024, a monthly distribution of $0.114 per share was declared to common shareholders, payable on August 30, 2024 to common shareholders of record on August 23, 2024.

Shareholder Distributions for BGX: On June 11, 2024, a monthly distribution of $0.105 per share was declared to common shareholders, payable on July 31, 2024, to common shareholders of record on July 24, 2024. On June 11, 2024, a monthly distribution of $0.105 per share was declared to common shareholders, payable on August 30, 2024 to common shareholders of record on August 23, 2024.

Shareholder Distributions for BGB: On June 11, 2024, a monthly distribution of $0.101 per share was declared to common shareholders, payable on July 31, 2024, to common shareholders of record on July 24, 2024. On June 11, 2024, a monthly distribution of $0.101 per share was declared to common shareholders, payable on August 30, 2024 to common shareholders of record on August 23, 2024.

102	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Summary of Dividend Reinvestment Plan

June 30, 2024 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may “opt-in” to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Board declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the NAV per common share, the Fund will issue new common shares at a price equal to the greater of:

(a)	98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or

(b)	95% of the market price per common share on the determination date.

(2) If 98% of the NAV per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the NAV per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s NAV declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

Semi-Annual Report | June 30, 2024	103

Blackstone Credit & Insurance Funds	Additional Information

June 30, 2024 (Unaudited)

Portfolio Information: The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Funds’ fiscal quarter. The Funds' portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Funds’ website located at www.blackstone-credit.com or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Information: The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at www.blackstone-credit.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located www.blackstone-credit.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics: The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

BSL Annual Meeting of Shareholders - Voting Results

On April 17, 2024, BSL held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of Thomas W. Jasper as Class I Trustee of BSL, term to expire at the 2027 annual shareholder meeting (only common shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	10,490,677	96.21%
Withheld	412,776	3.79%
Total	10,903,453	100.00%

Proposal 2: The election of Gary S. Schpero as Class I Trustee of BSL, term to expire at the 2027 annual shareholder meeting (only common shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	10,402,946	95.41%
Withheld	500,507	4.59%
Total	10,903,453	100.00%

BGX Annual Meeting of Shareholders - Voting Results

On April 17, 2024, BGX held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of Thomas W. Jasper as Class III Trustee of BGX, term to expire at the 2027 annual shareholder meeting (only common shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	9,171,957	96.63%
Withheld	319,307	3.37%
Total	9,491,264	100.00%

Proposal 2: The election of Gary S. Schpero as Class III Trustee of BGX, term to expire at the 2027 annual shareholder meeting (only common shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	8,829,874	93.03%
Withheld	661,390	6.97%
Total	9,491,264	100.00%

104	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Additional Information

June 30, 2024 (Unaudited)

BGB Annual Meeting of Shareholders - Voting Results

On April 17, 2024, BGB held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of Thomas W. Jasper as Class II Trustee of BGB, term to expire at the 2027 annual shareholder meeting (only preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	45,000	100.00%
Withheld	0	0.00%
Total	45,000	100.00%

Proposal 2: The election of Gary S. Schpero as Class II Trustee of BGB, term to expire at the 2027 annual shareholder meeting (common and preferred shareholders vote).

	Number of Shares	% of Shares Voted
Affirmative	29,718,300	77.16%
Withheld	8,798,501	22.84%
Total	38,516,801	100.00%

Semi-Annual Report | June 30, 2024	105

Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2024 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

        Rev May 2024

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and income

●   Assets and investment experience

●   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Email us at GLB.privacy@blackstone.com
Who We Are
Who is providing this notice?	Blackstone Registered Funds consists of Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit 2027 Term Fund, and Blackstone Floating Rate Enhanced Income Fund, Blackstone Private Credit Fund, and Blackstone Secured Lending Fund.

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Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2024 (Unaudited)

What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

●    open an account or give us your income information

●    provide employment information or give us your contact information

●    tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account — unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include entities with a Blackstone name and certain other financial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Our joint marketing partners include financial services companies.

Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Contact Us

If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at PrivacyQueries@Blackstone.com or access our web form www.blackstone.com/privacy.

You may also write to:

Blackstone Inc.

Attn: Legal & Compliance

345 Park Avenue

New York, NY 10154

Semi-Annual Report | June 30, 2024	107

Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2024 (Unaudited)

INVESTOR DATA PRIVACY NOTICE

Why are you seeing this notice?

●	You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers or management companies that are subsidiaries of The Blackstone Group Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).

●	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

●	“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information relating to an identified or identifiable individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

●	We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’ / anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, branches, operations and entities globally, including as described at this link: https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA

●	For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner, manager and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).
●	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.
●	Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.
●	We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, please see the ‘Contact Us’ section.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

What personal data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment. The Personal Data we collect about you may include:

●	Contact information, such as name, e-mail and postal address, and phone number;
●	Demographic information, such as date and country of birth, gender, country of residence, nationality, and citizenship;
●	Government-issued identification numbers provided in connection with a subscription to Funds, such as Social Security number, driver’s license number, passport number, national identification number, and tax identification number;
●	Professional or employment-related information, such as the name of your employer or the organization you represent and your position;
●	Financial information, such as information related to your transactions with us or others, bank account details (e.g., account and routing number), financial account history, information concerning the source of funds used for investments, and details regarding your investment history (e.g., types and amounts of investments) assets, income, and financial returns and positions;

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Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2024 (Unaudited)

●	Investment preferences;
●	Information related to background checks (e.g., “know your client”, anti-money laundering and sanctions checks) and any information related to applicable restrictions on your investments, such as political exposure or sanctions;
●	Information collected in the context of monitoring and surveillance where permitted or required by applicable law, including recordings of telephone and video calls and CCTV; and
●	Other information you or the organization you represent choose to provide, such as through eligibility questionnaires and ongoing investor relations communications.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

Where do we obtain your personal data?

We collect Personal Data about you from a number of sources, including:

WHAT	HOW
Personal data that you give us

●   From the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or Social Security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

●   When you provide it to us in correspondence and conversations, including electronic communications such as e-mail and telephone calls

●   When you make transactions with respect to the Fund

●   When you interact with our online platforms and websites (such as bxaccess.com)

●   When you purchase securities from us and/or tell us where to send money

●   From cookies, web beacons, and similar interactions when you or your devices access our sites

●   When we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

Personal data that we obtain from others

We obtain Personal Data from:

●   Publicly available and accessible directories and sources

●   Bankruptcy registers

●   Tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

●   Governmental and competent regulatory authorities to whom we have regulatory obligations

●   Credit agencies

●   Fraud prevention and detection agencies / organizations

●   Transaction counterparties

Semi-Annual Report | June 30, 2024	109

Blackstone Credit & Insurance Funds	Privacy Procedures

 June 30, 2024 (Unaudited)

Why do we process your personal data?

We may process your Personal Data for the following reasons:

WHY	HOW
Contract

It is necessary to perform our contract with you to:

●    Administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds

●    Meet the resulting contractual obligations we have to you

●    Facilitate the continuation or termination of the contractual relationship between you and the Fund

●    Facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

●    Undertake our client and investor due diligence, and on-boarding checks

●    Carry out verification, “know your client”, terrorist financing, sanctions, and anti-money laundering checks

●    Verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

●    Comply with requests from regulatory, governmental, tax and law enforcement authorities

●    Carry out surveillance and investigations

●    Carry out audit checks

●    Maintain statutory registers

●    Prevent and detect fraud

●    Comply with sanctions requirements

110	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2024 (Unaudited)

Legitimate Interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

●    Manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

●    Assess and process any applications or requests made by you

●    Open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

●    Send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

●    Address or investigate any complaints, claims, proceedings or disputes

●    Provide you with, and inform you about, our investment products and services

●    Monitor and improve our relationships with investors

●    Comply with applicable prudential and regulatory obligations, including anti-money laundering, sanctions and “know your client” checks

●    Assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, “know your client”, terrorist financing, and sanctions checks)

●    Manage our risk and operations

●    Comply with our accounting and tax-reporting requirements

●    Comply with our audit requirements

●    Assist with internal compliance with our policies and processes

●    Ensure appropriate group management and governance

●    Keep our internal records

●    Prepare reports on incidents/accidents

●    Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●    Analyze and manage commercial risks

●    Seek professional advice, including legal advice

●    Enable any actual or proposed assignee or transferee, participant or nsub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

●    Facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

●    Monitor communications to/from us using our systems

●    Protect the security and integrity of our information technology systems

●    Protect the security and safety of our buildings and locations where we operate

●    Operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

●    Manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent / agent banks

●    Monitor the operation of Fund distribution platforms, where these are operated by third parties or service providers

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described in ‘Legitimate Interests’ above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Semi-Annual Report | June 30, 2024	111

Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2024 (Unaudited)

Who we share your personal data with

We may share your Personal Data as follows:

Who	Why
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

●    To manage our relationship with you

●    For the legitimate interests of a third party in carrying out anti-money laundering, ‘know your client’, and other compliance checks required of them under applicable laws and regulations

●    For the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Distributors, Investment Advisers

●    Delivering the services you require

●    Managing your investment

●    Supporting and administering investment-related activities

●    Complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

●    To comply with applicable laws and regulations

●    Where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

●    Where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

●    Delivering and facilitating the services needed to support our business relationship with you (including cloud services)

●    Supporting and administering investment-related activities

●    Where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

●    Assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures

●    Sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers

●    Providing you with investment-related services

●    To comply with applicable legal and regulatory requirements

●    Supporting Blackstone with the purposes described in section 5 of this Data Privacy Notice

In exceptional circumstances, we will share your Personal Data with:

●	Competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in a country or territory; and
●	Other organizations and agencies – where we are required to do so by law.

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Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2024 (Unaudited)

Do you have to provide us with this personal data?

Where we collect Personal Data from you, we will indicate if:

●	Provision of the Personal Data is necessary for our compliance with a legal obligation; or
●	It is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your personal data internationally

We may transfer your Personal Data between different countries to recipients in countries other than the country in which the information was originally collected (including to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third-party service providers). Where you are based in the UK, the EU, or another country which imposes data transfer restrictions outside of its territory, this includes transfers outside of the UK and the European Economic Area (“EEA”) or that geographical area, to those countries in which our affiliates, group members, service providers and business partners operate. Those countries may not have the same data protection laws as the country in which you initially provided the information.

Where we transfer Personal Data outside of the UK, the EEA, or other territories subject to data transfer restrictions to other members of our group, our service providers or another third party recipient, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see the ‘Contact Us’ section for details.

Consent – and your right to withdraw it

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your Personal Data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in “Why do we process your Personal Data?” above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an e-mail at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, e-mail, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see the ‘Contact Us’ section for details).

Retention and deletion of your personal data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

●	Retain Personal Data about you throughout the life cycle of any investment you are involved in; and
●	Retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it. We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal / regulatory requirement, or business purpose, for retaining your Personal Data.

Semi-Annual Report | June 30, 2024	113

Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2024 (Unaudited)

Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

●	Access your Personal Data

●	Restrict the use of your Personal Data in certain circumstances

●	Have incomplete or inaccurate Personal Data corrected

●	Ask us to stop processing your Personal Data

●	Require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organizations (where this is possible).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please see the ‘Contact Us’ section for details.

Concerns or queries

We take your concerns very seriously. We encourage you to bring to our attention any concerns you have about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please see the ‘Contact Us’ section for details.

Please also contact us via any of the contact methods listed below if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

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Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2024 (Unaudited)

Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by e-mail or access our web form by e-mailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154

A list of country specific addresses and contacts for locations where we operate is available at

https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA

Changes to this data privacy notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

Semi-Annual Report | June 30, 2024	115

Blackstone Credit & Insurance Funds	Approval of Investment Advisory Agreement

June 30, 2024 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (collectively, the “Board”) of each of Blackstone Senior Floating Rate Term 2027 Term Fund (“BSL”), Blackstone Long-Short Credit Income Fund (“BGX”), and Blackstone Strategic Credit 2027 Term Fund (“BGB,” and together with BSL and BGX, the “Funds” and each a “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (each, an “Agreement” and collectively, the “Agreements”) with the Fund’s investment adviser, Blackstone Liquid Credit Strategies LLC (the “Adviser”). At a joint meeting (the “Contract Renewal Meeting”) held in person on May 30, 2024, the Board, including the Independent Trustees, considered, and unanimously approved, the continuation of each Agreement for an additional one-year term. To assist in its consideration, prior to the Contract Renewal Meeting, the Independent Trustees, through their Independent Legal Counsel (“Independent Counsel”) had requested, received and considered a variety of information, including information provided in response to a supplemental request (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the advisory arrangements for the Funds, certain portions of which are discussed below. In preparation for the Contract Renewal Meeting, the Independent Trustees met in person in a private session with their Independent Counsel (the “Review Session”) prior to the Contract Renewal Meeting to review the Contract Renewal Information. No representatives of the Funds, the Adviser, or Fund management were present at the Review Session. In addition to the Contract Renewal Information, the Board received performance and other information since each Fund’s inception related to the services the Adviser renders to each Fund. The Board’s evaluation took into account such information and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services the Adviser provides to each Fund under that Fund’s Agreement.

Board Approval of the Continuation of the Agreements

In its deliberations regarding renewal of each Agreement, the Board, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to the Funds under the Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services the Adviser provides to the Funds under the Agreements. Specifically, the Board took into account the fact that the Adviser has a large and knowledgeable investment team, with one of the largest credit teams in the United States and globally, and has expanded its team and resources. The Adviser also reviewed with the Board its investment process, as well as its infrastructure and operational teams that serve the Funds.

The Board also reviewed Contract Renewal Information regarding the Adviser’s compliance policies and procedures established pursuant to the 1940 Act and considered the compliance record for the Adviser and each Fund during the previous year and since its inception.

The Board reviewed the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of each Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and certain of its affiliates and the financial resources of the corporate parent of the Adviser, Blackstone Inc., available to support the Adviser’s activities in respect of the Funds.

The Board considered the responsibilities of the Adviser under each Fund’s Agreement, including the Adviser’s coordination and oversight of the services other unaffiliated parties provided to the Fund.

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that the Funds’ shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

Fund Performance

Among other things, the Board received and considered information and analyses (the “Broadridge Performance Information”) comparing the performance of each Fund with a group of funds (the “Peer Group”) selected by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, primarily from the Morningstar US Bank Loan Closed-End Fund classification (the “Morningstar Classification of Bank Loan”), which consists of 27 closed-end funds. Broadridge selected the Peer Group funds primarily from the Morningstar Classification of Bank Loan to be as comparable as possible to the Funds based upon its consideration of the constituent funds’ investment style, share class characterization, and assets. The Board was provided with a description of the methodology Broadridge used to select each Fund’s Peer Group. On May 15, 2024, each of the members of the Board participated in a video conference call with Broadridge regarding the Broadridge Performance Information, including its peer grouping methodology and reporting format. Representatives of the Adviser also participated in that call. The Board noted Broadridge’s view that the relatively limited number of closed-end funds compared to the open-end fund universe creates limitations on peer grouping as compared to certain open-end funds.

116	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Approval of Investment Advisory Agreement

June 30, 2024 (Unaudited)

The Peer Group for BSL consisted of eight funds, including BSL, for each of the 1-, 3-, 5- and 10-year periods ended March 31, 2024 (such periods being hereinafter called the “1- year period”, the “3- year period”, the “5- year period” and the “10- year period,” respectively) with an emphasis on strategies that have high net historical portfolio allocations to bank loans. The Peer Groups for BGX and BGB were the same, which consisted of nine funds, including both BGX and BGB, for each of the 1-, 3-, 5- year and 10-year periods. The Peer Group for BGX and BGB included funds with historical portfolio allocations to bank loans higher than 20% and allocations to high-yield bonds. Most Peer Group funds, similar to BGX and BGB, had a majority of their assets allocated to bank loans, while one Peer Group fund had less than 50% of their assets allocated to bank loans. Broadridge included funds from outside the Morningstar Classification of Bank Loan with portfolio allocations to bank loans higher than 20% in the Peer Group for BGX and BGB. The Board noted that it had received and discussed with the Adviser information at periodic intervals since each Fund’s inception comparing such Fund’s performance against its benchmarks and its Peer Group funds at that time. The Board also noted that it also had received the return volatility and Sharpe ratio (a measure of risk-weighted return) of each Fund relative to its Peer Group funds. The performance discussion below focuses on the comparison of the Funds’ performance relative to the respective Peer Group, rather than to the broader Morningstar Classification of Bank Loan.

BSL

The Broadridge Performance Information comparing BSL’s performance to that of its Peer Group based on net asset value (“NAV”) per share showed, among other things, that BSL’s returns, measured on a gross return basis, ranked third out of eight among its Peer Group funds for the 1-year period; ranked fourth among its Peer Group funds for the 3-year period; ranked second among its Peer Group funds for the 5-year period; and ranked second among its Peer Group funds for the 10- year period.1 BSL’s returns, measured on a net return basis ranked third among its Peer Group funds for the 1-year period; ranked seventh among its Peer Group funds for the 3-year period; ranked fourth among its Peer Group funds for the 5-year period; and ranked fifth among its Peer Group funds for the 10-year period. Whether measured on a gross or net return basis, BSL’s returns were higher than the Peer Group median performance for the 1- and 5-year periods, and BSL’s gross returns were higher than the Peer Group median performance for each of the 1-, 3-, 5- and 10-year periods, but were lower than the Peer Group median performance with respect to net returns for each of the 3- and 10-year periods. The Board also considered BSL’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information showed that, measured on a gross and net return basis, BSL outperformed its benchmark for each of the 1- and 10-year periods. The Broadridge Performance Information noted that on an annualized trailing, gross return basis, BSL’s 1-, 3-, 5- and 10-year returns outperformed its Peer Group median, classification median and benchmark. On a gross return basis, BSL’s Sharpe ratio ranked third, fourth, fourth and fifth among its Peer Group funds, respectively, for the 1-, 3-, 5- and 10-year periods. On a net return basis, BSL’s Sharpe ratio ranked second, seventh, sixth and seventh, respectively, among its Peer Group funds for the 1-, 3-, 5- and 10-year periods.

BGX

The Broadridge Performance Information comparing BGX’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGX’s returns, measured on a gross return basis, ranked sixth out of nine among its Peer Group funds for the 1-year period; ranked eighth among its Peer Group funds for the 3-year period; and ranked fourth among its Peer Group funds for the 5- and 10-year periods. BGX’s returns, measured on a net return basis, ranked fifth among its Peer Group funds for the 1-year period; ranked eighth among its Peer Group funds for the 3-year period; ranked seventh among its Peer Group funds for the 5-year period; and ranked sixth among its Peer Group funds for the 10-year period. The Fund’s gross returns were higher than the Peer Group median return for the 5- and 10-year periods, while the Fund’s gross returns were lower than the Peer Group median return for the 1- and 3-year periods. The Fund’s net returns were higher than the Peer Group median return for the 1-year period, while the Fund’s net returns were lower than the Peer Group median return for the 3-, 5- and 10-year periods. The Board also considered BGX’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information noted that BGX on a gross return basis outperformed its Peer Group and classification medians and benchmark for each of the 5-, and 10-year periods. On a gross return basis, BGX’s Sharpe ratio ranked fourth, seventh, seventh and seventh among its Peer Group funds, respectively, for the 1-, 3-, 5- and 10- year periods. On a net return basis, BGX’s Sharpe ratio ranked seventh, seventh, eighth and eighth, respectively, among its Peer Group funds for the 1-, 3-, 5- and 10- year periods.

BGB

The Broadridge Performance Information comparing BGB’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGB’s returns, measured on a gross return basis, ranked fourth out of nine among its Peer Group funds for the 1-year period; ranked sixth among its Peer Group funds for the 3- and 10-year periods; and ranked seventh among its Peer Group funds for the 5-year period. BGB’s returns, measured on a net return basis, ranked sixth among its Peer Group funds for the 1-year period and ranked last among its Peer Group funds for the each of the 3-, 5- and 10- year periods. The Fund’s returns on both a gross and net return basis were lower than the Peer Group median performance for each of the 3-, 5- and 10-year periods, and the Fund’s gross returns were higher than the Peer Group median return in the 1-year period, but the Fund’s net returns were below the Peer Group median return for the 1-year period. The Board also considered BGB’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information showed that on a gross return basis, BGB’s Sharpe ratio ranked seventh, sixth, eighth and eighth among its Peer Group funds, respectively, for the 1-, 3-, 5- and 10-year periods. On a net return basis, BGB’s Sharpe ratio ranked last among the Peer Group funds for each of the 1-, 3-, 5- and 10-year periods.

[1]	First in these performance rankings represents the fund with the best returns in the Peer Group, and last in these performance rankings represents the fund with the worst returns in the Peer Group, whether measured on a gross or net return basis.

Semi-Annual Report | June 30, 2024	117

Blackstone Credit & Insurance Funds	Approval of Investment Advisory Agreement

June 30, 2024 (Unaudited)

In assessing Fund performance, the Adviser noted that the small number and varying investment strategies of funds in the Peer Groups for BSL, BGX and BGB made meaningful performance comparisons challenging. Broadridge itself noted that the relatively limited number of closed-end funds compared to open-end funds poses particular challenges for peer grouping. The Adviser also noted the particular limitations of the BGX and BGB Peer Groups, highlighting the wide range of investment strategies employed and returns achieved by funds in those Peer Groups (relative to the BSL Peer Group). In addition to the Broadridge Performance Information, the Board considered information provided by the Adviser regarding the Funds and the Morningstar Classification of Bank Loan and their respective Peer Groups as to differences in each Fund’s portfolio composition by asset class, credit rating, investment size, and other relevant metrics.

The Board also took into account the credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios, including that the Adviser utilizes a highly disciplined and repeatable investment approach with respect to the Funds. Based on its review and considering other relevant factors, including those noted above, the Board concluded that the Funds’ performance was acceptable.

Management Fees and Expenses

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable by each Fund to the Adviser under its respective Agreement in light of the nature, extent and overall quality of the investment advisory and other services the Adviser provides to such Fund.

Additionally, the Board received and considered information and analyses that Broadridge prepared (the “Broadridge Expense Information”), comparing, among other things, the Advisory Fee for each Fund and each Fund’s overall expenses with corresponding information contained in the Morningstar Classification of Bank Loan and each Fund’s Peer Group. The comparison was based upon information as of the constituent funds’ latest fiscal years. The discussion below focuses on the Funds’ expenses relative to their respective Peer Groups, rather than to the broader Morningstar Classification of Bank Loan.

BSL

The eight funds in BSL’s Peer Group had average common share net assets ranging from $106.33 million to $751.03 million. Five of the other funds in the Peer Group were larger than BSL and two were smaller. The Broadridge Expense Information—which compared BSL’s actual total expenses to the Peer Group—showed, among other things, that the Fund’s actual Advisory Fee (i.e., giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Peer Group funds) as compared on the basis of common share net assets, ranked sixth among the eight funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. The Board noted that BSL’s actual advisory fee was closer to the average for managers with smaller fixed income retail platforms. The Fund’s actual total expenses, compared on the basis of common share net assets, ranked seventh among the funds in the Peer Group and were lower than the Peer Group median for that expense component.

BGX

The nine funds in BGX’s Peer Group (which was the same as BGB’s Peer Group and included BGB) had average common share net assets ranging from $124.00 million to $751.03 million. Seven of the other funds in the Peer Group were larger than BGX and one was smaller. The Broadridge Expense Information—which compared BGX’s actual total expenses to those of the Fund’s Peer Group—showed, among other things, that the Fund’s actual Advisory Fee as compared on the basis of common share net assets, ranked fourth among the funds in the Peer Group and was lower (i.e., better) than the Peer Group median for that expense component. The Fund’s actual total expenses, compared on the basis of common share net assets, tied for fifth in rank among the funds in the Peer Group and were higher than the Peer Group median for that expense component.

BGB

The nine funds in BGB’s Peer Group (which was the same as BGX’s Peer Group and included BGX) had average common share net assets ranging from $124.00 million to $751.03 million. One of the other funds in the Peer Group was larger than BGB and seven were smaller. The Broadridge Expense Information—which compared BGB’s actual total expenses to those of the Fund’s Peer Group—showed, among other things, that the Fund’s actual Advisory Fee as compared on the basis of common share net assets, ranked seventh among the funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. The Board noted that BGB’s actual advisory fee was closer to the average for managers with smaller fixed income retail platforms. The Fund’s actual total expenses, compared on the basis of common share net assets, tied for sixth in rank among the funds in the Peer Group and were higher than the Peer Group median for that expense component.

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Blackstone Credit & Insurance Funds	Approval of Investment Advisory Agreement

June 30, 2024 (Unaudited)

The Board took into account that Broadridge Expense Information indicated that the gross expense ratios of BSL, BGX and BGB increased year-over-year. The Board also noted that the allocation of non- compensation expenses to the Funds increased year-over-year, while the allocation of compensation expenses to the Funds decreased year-over-year.

In its evaluation of the Advisory Fee and the Broadridge Expense Information for each Fund, the Board took into account the complexity of each Fund’s investment program and the credit review and other processes the Adviser employs in managing the Funds’ investment portfolios, including how the Adviser’s standing and reputation in the leveraged finance market and the strength of its trading and middle office and risk management support teams is beneficial to the Funds. The Board noted that the Advisory Fee for each of BSL, BGX and BGB were slightly lower year-over-year. The Board further noted that the relatively limited number of closed-end funds compared to the open-end fund universe makes concise peer grouping comparisons challenging. The Board considered the Adviser’s belief that in making such peer comparisons, smaller funds, such as BSL and BGX, may be disadvantaged versus larger funds that have greater opportunities for economies of scale.

The Board also considered Contract Renewal Information regarding fees (including sub-advisory fees) charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Funds, including, where applicable, institutional commingled funds and exchange-traded funds. The Board was advised that the base fees paid by such institutional and other clients generally are lower, and may be significantly lower, than the Advisory Fee for any one Fund. The Contract Renewal Information discussed the significant differences in scope of services provided to the Funds as compared to these other clients, noting that the Funds are subject to heightened regulatory requirements relative to institutional clients; that the Funds require additional resources for administration; and that the Adviser manages the leverage arrangements of the Funds and coordinates and oversees the provision of services to the Funds by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee for each Fund was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to such Fund under its Agreement.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to each Fund for each of the past two fiscal years, as well as a description of the methodology by which the Adviser calculates that profitability and any changes in the methodology since the prior year. In addition, the Board received Contract Renewal Information with respect to the Adviser’s revenue and cost allocation methodologies it used in preparing such profitability data. The Board agreed that the Adviser’s profitability in providing investment advisory and other services to each Fund was not excessive in light of the nature, extent and overall quality of such services.

Economies of Scale

The Board received Contract Renewal Information concerning whether the Adviser would realize economies of scale if the Funds’ assets grow. The Board noted that BGB currently does not have any plans to seek additional assets beyond maintaining its dividend reinvestment plan; therefore, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board further noted that BGX and BSL were currently in the same circumstance, except that either could engage in an at-the-market offering to raise additional capital. The Board determined that for each Fund, to the extent economies of scale may be realized by the Adviser, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Other Benefits to the Adviser

The Board considered other benefits the Adviser and its affiliates receive as a result of the Adviser’s relationship with each of the Funds and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

The Board did not identify any single factor it reviewed as being the principal factor in determining whether to approve continuation of each Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Trustees were advised by their Independent Counsel throughout the process. Prior to the Review Session and the Contract Renewal Meeting, the Independent Trustees received a memorandum as to their responsibilities from their Independent Counsel. Prior to voting, the Independent Trustees discussed the proposed continuation of the Agreements in a private session with their Independent Counsel at which no representatives of the Adviser or Fund management were present.

Semi-Annual Report | June 30, 2024	119

Blackstone Credit & Insurance Funds	Trustees & Officers

June 30, 2024 (Unaudited)

The overall management of the business and affairs of the Funds, including oversight of the Adviser, is vested in the Board. The Board is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board to hold office until removed or replaced by the Board or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Adviser, the Trustees and the Funds’ officers is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below. The SAI includes additional information about the board members and is available, without charge, upon request. Shareholders may call (888) 756-8443 or email BlackstoneShareholderRelations@Blackstone.com to request the SAI.

NON-INTERESTED TRUSTEES

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Jane M. Siebels Birth Year: 1960	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: November 2021 BGX: November 2021 BGB: November 2021 Term Expires: BSL: 2026 BGX: 2026 BGB: 2026	Ms. Siebels was formerly a Consultant at Per4M and advises a small global equity hedge fund. Currently, she is the CEO of Homer Technology. Prior to 2019, she was CEO and CIO of Amber Asset Management, f/k/a Green Cay Asset Management.	4	Scotia Bank (Bahamas); Scotia Bank International (Bahamas); Scotia Trust (Bahamas); First Trust Bank (Bahamas); Global Innovation Fund; Amber Asset Management (until 2019)
Edward H. D'Alelio Birth Year: 1952	Trustee Member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2026 BGX: 2026 BGB: 2026	Mr. D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	4	Owl Rock Capital Corp. business development companies (“BDCs”) (7 portfolios overseen in Fund Complex)
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2027 BGX: 2027 BGB: 2027	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	4	Sisecam Resources LP (formerly, Ciner Resources LP) (master limited partnership) (until 2023)
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2027 BGX: 2027 BGB: 2027	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	EQ Advisors Trust; 1290 Funds

120	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Trustees & Officers

June 30, 2024 (Unaudited)

INTERESTED TRUSTEE(3)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Robert Zable (4) Birth Year: 1972	Chairman of the Board, President, Chief Executive Officer, Trustee	Trustee Since: BSL: January 2024 BGX: January 2024 BGB: January 2024 Term Expires: BSL: 2025 BGX: 2025 BGB: 2025	Mr. Zable is the Global Head of Liquid Credit Strategies within Blackstone Credit and Insurance. In his role, Mr. Zable oversees the firm's liquid credit activities, including CLO management, CLO investing, senior loans, multi-asset credit, investment grade and high yield bonds. Prior to joining Blackstone Credit in 2007, Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.	4	None

Semi-Annual Report | June 30, 2024	121

Blackstone Credit & Insurance Funds	Trustees & Officers

June 30, 2024 (Unaudited)

OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Robert Zable (4) Birth Year: 1972	Chairman of the Board, President, Chief Executive Officer, Trustee	Officer Since: BSL: September 2015 BGX: September 2015 BGB: September 2015	Mr. Zable is the Global Head of Liquid Credit Strategies within Blackstone Credit and Insurance. In his role, Mr. Zable oversees the firm's liquid credit activities, including CLO management, CLO investing, senior loans, multi-asset credit, investment grade and high yield bonds. Prior to joining Blackstone Credit in 2007, Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.
Gregory Roppa Birth Year: 1976	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2022 BGX: March 2022 BGB: March 2022 Term of Office: Indefinite	Mr. Roppa is a Managing Director in the Global Fund Finance group of Blackstone, where he focuses on the accounting and financial reporting for certain entities within Blackstone Credit & Insurance, and Real Estate businesses. Before joining Blackstone in 2019, Mr. Roppa was the Director of Operations and Fund Accounting for Clinton Group Inc., an alternative asset management firm.
Robert Post Birth Year: 1989	Executive Vice President and Assistant Secretary	Officer Since: BSL: January 2024 BGX: January 2024 BGB: January 2024 Term of Office: Indefinite	Mr. Post is a Managing Director and the Head of U.S. CLO Management for Blackstone Credit & Insurance. Mr. Post is also a Portfolio Manager of the U.S. closed-end funds. Before joining Blackstone in 2017, Mr. Post was a Junior Portfolio Manager at BlackRock, where his responsibilities included various leveraged loan and high yield mandates.
Marisa Beeney Birth Year: 1970	Chief Legal Officer and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Senior Managing Director and General Counsel of Blackstone Credit & Insurance. Before joining Blackstone, she was with the finance group of DLA Piper.
William Renahan Birth Year: 1969	Chief Compliance Officer	Officer Since: BSL: September 2022 BGX: September 2022 BGB: September 2022 Term of Office: Indefinite	Mr. Renahan is a Managing Director in the Legal and Compliance group of Blackstone. Before joining Blackstone in 2022, he was a Senior Managing Director and Chief Compliance Officer at Duff & Phelps Investment Management.
Valerie Naratil Birth Year: 1988	Public Relations Officer	Officer Since: BSL: February 2021 BGX: February 2021 BGB: February 2021 Term of Office: Indefinite	Ms. Naratil is a Managing Director and a member of the Product Management team within Blackstone Credit & Insurance’s Liquid Credit Strategies business. Before joining Blackstone Credit & Insurance in 2014, Ms. Naratil worked at UBS Investment Bank, advising corporate clients across the Healthcare industry.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The “Fund Complex” consists of the Blackstone Credit & Insurance Closed-End Funds, Blackstone Secured Lending Fund, Blackstone Private Credit Fund, and Blackstone Alternative Multi-Strategy Fund.
(3)	"Interested person" of the Funds as defined in Section 2(a)(19) of the 1940 Act. Mr. Zable is an interested person due to his employment with the Adviser.
(4)	Effective December 31, 2023, Daniel H. Smith resigned from his positions as Trustee and Chairman of the Board and as President and Chief Executive Officer of the Funds, and effective January 1, 2024, the Board appointed Robert Zable to these positions. Also effective December 31, 2023, Mr. Zable resigned from his positions as Executive Vice President and Assistant Secretary of the Funds, and effective January 1, 2024, the Board appointed Robert Post to these positions.

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Blackstone

Trustees
Robert Zable
Chairman of the Board of Trustees
Edward H. D'Alelio
Thomas W. Jasper
Gary S. Schpero
Jane M. Siebels

Investment Manager
Blackstone Liquid Credit Strategies LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 10th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Transfer Agent
Computershare Inc.
150 Royall Street
Canton, Massachusetts 02021

Fund Officers
Robert Zable
President and Chief Executive Officer
Gregory Roppa
Chief Financial Officer and Treasurer
Robert Post
Executive Vice President and Assistant Secretary
Marisa Beeney
Chief Legal Officer and Secretary
William Renahan
Chief Compliance Officer
Valerie Naratil
Public Relations Officer

DRIP Administrator
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit 2027 Term Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their securities in the open market.
Information on the Funds is available at www.blackstone-credit.com.

1.877.876.1121 | WWW.BLACKSTONE-CREDIT.COM

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to registrant.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to registrant.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to registrant.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to registrant.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Approval of Investment Advisory Agreement in Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this Report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The registrant did not engage in securities lending activities during its most recent fiscal year.

(b)	The registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the registrant during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable to this Report.

(a)(2) Not applicable to this Report.

(a)(3) The certifications required by Rule 30a-2(a) under the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c) Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Strategic Credit 2027 Term Fund

By:	/s/ Robert Zable
Robert Zable (Principal Executive Officer)
President and Chief Executive Officer

Date:	September 6, 2024

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone Strategic Credit 2027 Term Fund

By:	/s/ Robert Zable
Robert Zable (Principal Executive Officer)
President and Chief Executive Officer

Date:	September 6, 2024

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 6, 2024